October 31, 1999

DEAR ARK FUNDS SHAREHOLDERS:

I'm pleased to report another period of solid growth and positive industry recognition for the ARK Funds. You'll find more information about how the funds performed inside this Semi Annual Report, but we wanted to highlight a number of accomplishments for you:

      [BULLET] The ARK Funds family was recognized in terms of overall fund family performance in the October issue of MUTUAL FUNDS MAGAZINE.

      [BULLET] The ARK Small-Cap Equity Portfolio was listed as one of the "Best Performers" in the stock fund section of THE WALL STREET JOURNAL'S OCTOBER'S LEADERS AND LAGGARDS.

      [BULLET] The ARK Blue Chip Equity Portfolio was listed as one of the top performing Large-Cap Value Funds as of September 30, 1999 by THE WALL STREET JOURNAL.

      In addition, you may have seen some of our portfolio managers interviewed on Bloomberg and CNN and quoted in SMART MONEY, ADVISOR INSIGHT and MUTUAL FUNDS MAGAZINE.

      As recognition of our fund family grows, so do the classes of shares we are able to offer our shareholders. This September we added Retail Class B Shares to the ARK Maryland Tax-Free Portfolio and the ARK Pennsylvania Tax-Free Portfolio, which broadens the choices for investors who are looking for alternative pricing options. We also added Retail Class A Shares to the ARK Mid-Cap Equity Portfolio so that it is now available to the individual investor.

      Looking forward, this January we will be introducing the ARK Funds web site, www.arkfunds.com. This site will allow you to access important information on the ARK Funds family through the Internet. Net Asset Values (NAVs), performance figures, portfolio holdings and asset allocation will be available, as well as information on general investing concepts. We will also include comments and interviews with portfolio managers that will provide you with insight into the management of the Funds. Complete Institutional and Retail prospectuses will be available on-line as well. We plan to evolve this web site over time so that it becomes a valuable tool for both the ARK Funds shareholder and the investor who is thinking about investing in the Funds.

      We hope that you are as pleased with the ARK Funds and their performance as we are. We look forward to helping you to achieve your investment objectives through the new millennium. Our goals continue to be solid returns and asset growth, increased investment choices for investors and to build upon our successes. Everyone here at ARK Funds thanks you for your trust, and wishes you a safe, happy and prosperous New Year.

      Sincerely,

      /s/Signature

      William H. Cowie, Jr.

      CHAIRMAN OF THE BOARD

      ARK FUNDS>

ECONOMIC AND INVESTMENT REVIEW

DEAR ARK FUNDS INVESTOR:

[photo omitted]

      The first half of our fiscal year has been very volatile. A continuation of global economic growth coupled with a strong U.S. economy, low unemployment and a modest uptick in inflation and interest rates have kept both the equity and bond markets nervous. The equity market continues to be bifurcated with only a narrow group of large growth stocks performing well. Technology and telecommunication companies have been the primary performance drivers. Ironically, most stocks remain lower year-to-date.

      ARK Funds growth-oriented Portfolios have performed very well in this environment and in recent months have been receiving some much-deserved attention from the financial media. The ARK value-oriented funds, along with notable value investors such as Warren Buffet, are having a more difficult year. ARK bond funds navigated the challenging bond market relatively well.

      Investors find themselves asking why the equity market is so much more volatile. The U.S. and, to a lesser degree, the world, is experiencing a period of unprecedented change. This change has been driven by applied technology that has in turn unleashed dramatic productivity improvements and the ability to conduct business faster, cheaper and better. Productivity improvements fostered intense global competition, which has helped keep price inflation under control. The U.S. economy has been the major beneficiary of these changes, but now all corporations have to run faster just to stay even. Significantly compounding this competitive environment has been the addition of the Internet and e-commerce to the equation. Change creates uncertainty, which in turn leads to price volatility as investors become less confident in their ability to predict the future. Wall Street analysts also help create volatility because they are very quick to recognize the potential winners and losers, but tend to overestimate how quickly that change is actually implemented. We also believe that history may look on the next ten-year period as the modern economic equivalent of the Industrial Revolution. In this challenging environment, we expect to see more companies that will struggle, but they will be more than offset by the winners.

      The ARK Funds are coping with this higher risk, higher reward environment by continuing to look at companies on a bottom-up basis. Specifically, we believe a company's success will be in large part due to how it is positioned to deal with what we see to be the four "C's" of change. They are:

      CONVERGENCE - There is a convergence of technology (personal computers, wireless, telecommunication, TV media, and the Internet). No one knows who or what the winners will look like when the dust settles.

      CREATIVE DESTRUCTION PROCESS - Aggressive companies are now willing to cannibalize their own product to stay ahead of the competition. Faster, better and cheaper ... a never-ending journey.

      COMPRESSION - This is a time issue. The product time cycle continues to shorten. It took the telephone industry 50 years to reach 30% market share. Experts expect the Internet to achieve a 30% market share in only seven years. We all have to run fast just to stay even.

      CONSOLIDATION - Companies are actively consolidating, even very large ones (Exxon/Mobil), in order to reach critical mass and improve profitability. Divisions of companies that don't have critical mass are sold to those who do.

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999

      We would be remiss if we did not address the Y2K issue, we hope for the last time. Y2K has been on our minds for the past two or three years, in the media for the past year, and just recently a made-for-TV movie depicted the worst-case scenario. Despite the hype, we do not foresee major problems, especially in the U.S. We have just finished another comprehensive review of the companies we have an interest in; they all have disclosed that they expect to be Y2K ready. Not surprisingly, no one is willing to unconditionally guarantee what might occur as a result of the rollover to the new year but we continue to believe that there will be no major dislocations. So far the market seems to agree with us.

      In closing, we look forward with enthusiasm to what the next century will bring. While volatility is here to stay, it is important to keep in mind that the U.S. is extraordinarily well positioned to compete in this new global economy. We sincerely thank you for your support, and wish you all a happy and profitable holiday season.

      Sincerely,

      /s/signature omitted

      J. Eric Leo

      CHIEF INVESTMENT OFFICER
      ALLIED INVESTMENT ADVISORS, INC.

MONEY MARKET PORTFOLIOS
MANAGEMENT DISCUSSION AND ANALYSIS

[photo omitted]

JAMES M. HANNAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

JAMES M. HANNAN IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS PORTFOLIO MANAGER OF THE MONEY MARKET PORTFOLIOS AND THE SHORT-TERM TREASURY PORTFOLIO. HE HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


REVIEW AND OUTLOOK

The U.S. economy continued its exceptional performance of the past three years. The unemployment rate reached a new business cycle low of 4.1%, while economic growth has averaged a 4% pace for the past three years. Although inflation remains benign, consumer prices have increased at a 2.6% rate for the last year, which is higher than the 1.9% increase in the C.P.I. for 1998. The Fed became increasingly concerned with the tightness of the labor markets and the strong level of economic growth. The Fed's fears led them to raise the Federal funds rate target by 25 basis points on two separate occasions during the summer. Currently the Fed maintains a bias to tighten a third time. The Fed's concern is that excessive economic growth will lead to higher inflation, and that, in turn, will require stronger medicine (i.e., higher interest rates) to slow the economy to its normal growth rate and to keep inflation low.

      Our strategy during the past six months has been to selectively purchase higher yielding, longer-dated securities while slightly increasing our exposure to floating and variable rate securities. This barbell strategy has provided liquidity while enhancing the overall yield on the ARK Money Market Portfolios. Looking forward, we expect year-end financing pressures to provide many opportunities to enhance the yield of the Portfolios. Given our outlook for economic growth to remain relatively strong, the risks are tilted towards higher interest rates next year; our strategy is to be cautious while selectively purchasing longer dated securities. Most important, we will continue to faithfully utilize our conservative and disciplined relative-value investment process to provide for preservation of principal, daily liquidity and current income.

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999

MONEY MARKET PORTFOLIO
STATEMENTS OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

Corporate Obligations -- 58%
Commercial Paper -- 23%
Taxable Municipal Bonds --7%
Repurchase Agreements -- 6%
Certificates of Deposit -- 5%
Asset-Backed Securities -- 1%

                                         PRINCIPAL         MARKET
DESCRIPTION                             AMOUNT (000)      VALUE (000)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 57.2%
    BANKS -- 9.8%
    CHASE MANHATTAN (A)
       5.563%, 11/25/99                 $24,000          $ 23,990
    FIRST NATIONAL BANK CHICAGO (A)
       5.380%, 11/01/99                  28,000            27,993
    FIRST UNION NATIONAL BANK (A)
       5.488%, 11/16/99                  15,000            15,000
       5.606%, 12/27/99                  15,000            14,987
    HUNTINGTON NATIONAL BANK (A)
       5.400%, 11/01/99                  20,000            19,997
-------------------------------------------------------------------------------
    TOTAL BANKS                                          $101,967
-------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 17.3%
    AMERICAN EXPRESS CENTURION (A)
       5.450%, 11/01/99                  25,000            25,000
    ASSOCIATES FIRST CAPITAL
       6.350%, 09/15/00                   5,000             5,005
    ASSOCIATES N.A.
       6.375%, 06/15/00                   2,000             2,005
    BETA FINANCE, MTN
       5.150%, 01/13/00                  10,000            10,000
    BETA FINANCE, MTN (A)
       5.475%, 11/01/99                  10,000            10,000
    BETA FINANCE, MTN (B)
       5.160%, 04/17/00                  10,000            10,000
       5.980%, 08/07/00                  10,000            10,000
    CAPITAL ONE FUNDING (A) (B)
       5.500%, 11/04/99                   3,200             3,200
       5.500%, 11/04/99                   3,900             3,900
    CIT GROUP HOLDINGS, MTN
       6.125%, 11/15/99                   8,000             8,001
       5.850%, 05/26/00                  15,000            14,983
       6.200%, 10/20/00                   5,900             5,894
    CIT GROUP HOLDINGS, MTN (A)
       5.383%, 11/01/99                  10,000             9,996
    GENERAL ELECTRIC ENGINE
     RECEIVABLES (A)
       5.399%, 11/01/99                     640               640

                                               PRINCIPAL         MARKET
DESCRIPTION                                   AMOUNT (000)      VALUE (000)
-------------------------------------------------------------------------------
    HOUSEHOLD FINANCE, MTN (A)
       5.650%, 11/01/99                       $20,000          $ 19,990
    TEXTRON FINANCIAL, MTN (A) (B)
       5.678%, 12/06/99                        20,000            20,000
    TEXTRON FINANCIAL, MTN,
     SERIES C (A) (B)
       5.638%, 12/20/99                        20,000            19,999
-------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                                   $178,613
-------------------------------------------------------------------------------
    INDUSTRIAL -- 3.7%
    CONAGRA (A) (B)
       5.711%, 12/11/99                         5,000             4,997
    FORD, MTN
       7.500%, 11/19/99                         3,000             3,003
    GTE (A)
       5.546%, 12/11/99                        30,000            29,988
-------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                                           $ 37,988
-------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS
       SERVICES --2.2%
    BOB SUMEREL TIRE, LOC (A) (B)
       5.400%, 11/03/99                         5,250             5,250
    ELSINORE PROPERTIES, LOC (A)
       5.410%, 11/05/99                        10,000            10,000
    REYNOLDS ROAD FITNESS CENTER,
     SERIES 1998, LOC (A) (B)
       5.410%, 11/04/99                         6,000             6,000
    TRAP ROCK INDUSTRY, DEMAND
     RB, LOC (A)
       5.550%, 11/03/99                         1,500             1,500
-------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES                      $ 22,750
-------------------------------------------------------------------------------
    PERSONAL CREDIT INSTITUTIONS -- 12.5%
    CHRYSLER FINANCE
      12.750%, 11/01/99                         5,000             5,000
    CHRYSLER FINANCE, MTN, SERIES R
       5.970%, 04/06/00                         4,500             4,513
    FORD MOTOR CREDIT, MTN (A)
       5.490%, 11/01/99                        25,000            24,980
    GENERAL ELECTRIC CAPITAL, MTN (A)
       6.124%, 01/13/00                        28,000            28,000
    GENERAL MOTORS ACCEPTANCE
       7.000%, 03/01/00                         5,000             5,016
    GENERAL MOTORS ACCEPTANCE (A)
       9.402%, 04/01/00                         8,000             8,107
    GENERAL MOTORS ACCEPTANCE, MTN
       5.850%, 04/06/00                        13,500            13,526
    GENERAL MOTORS ACCEPTANCE, MTN (A)
       5.313%, 01/30/00                        15,000            14,989
    XEROX CAP EUROPE PLC,
     YANKEE MTN, SERIES F (A)
       6.131%, 01/19/00                        15,000            14,993
    XEROX CREDIT, MTN (A)
       5.635%, 07/14/00                        10,000             9,996
-------------------------------------------------------------------------------
    TOTAL PERSONAL CREDIT INSTITUTIONS                         $129,120
-------------------------------------------------------------------------------

MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIO CONTINUED

                                               PRINCIPAL         MARKET
DESCRIPTION                                   AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   SECURITY BROKERS & DEALERS -- 11.7%
    BEAR STEARNS, MTN, SERIES B (A)
       5.340%, 11/10/99                       $25,000          $ 25,000
       6.179%, 12/31/99                        15,000            15,000
    GOLDMAN SACHS GROUP,
     MTN (B)
       5.310%, 02/25/00                        12,000            12,000
    GOLDMAN SACHS GROUP, MTN,
     SERIES B (A)
       5.560%, 11/01/99                        15,000            15,000
    GOLDMAN SACHS GROUP, MTN,
     SERIES B (A) (B)
       6.258%, 11/15/99                        10,000            10,000
    LEHMAN BROTHERS HOLDINGS,
     MTN
       6.330%, 08/01/00                        15,000            15,021
    LEHMAN BROTHERS HOLDINGS,
     MTN, SERIES E
       6.150%, 03/15/00                        10,000            10,019
    MERRILL LYNCH & COMPANY,
     MTN (A)
       5.928%, 12/06/99                         3,000             3,005
    SALOMON SMITH BARNEY HOLDINGS
       6.500%, 03/01/00                         5,900             5,920
    SHEARSON LEHMAN HUTTON
     HOLDINGS
       8.950%, 01/10/00                        10,000            10,056
-------------------------------------------------------------------------------
    TOTAL SECURITY BROKERS & DEALERS                           $121,021
-------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $591,459)                                            $591,459
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 4.8%
    FOREIGN BANKS -- 4.8%
    BAYERISCHE HYPO-VEREINSBANK
       5.150%, 04/20/00                        20,000            19,996
    CANADIAN IMPERIAL BANK OF
     COMMERCE NY
       5.110%, 02/22/00                        15,000            14,999
    DEUTSCHE BANK NY
       5.250%, 05/18/00                        10,000             9,991
    ROYAL BANK OF CANADA
       5.120%, 03/21/00                         5,000             4,999
-------------------------------------------------------------------------------
    TOTAL FOREIGN BANKS                                        $ 49,985
-------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
    (Cost $49,985)                                             $ 49,985
-------------------------------------------------------------------------------
COMMERCIAL PAPER (C) -- 23.2%
    ASSOCIATES FINANCIAL
       6.107%, 02/24/00                        17,000            16,675
    ATLANTIS ONE FUNDING
       6.112%, 01/26/00                        20,000            19,713
    CORPORATE ASSET FUNDING
       5.378%, 11/22/99                        40,000            39,875

                                               PRINCIPAL        MARKET
DESCRIPTION                                   AMOUNT (000)     VALUE (000)
-------------------------------------------------------------------------------
    BAVARIA TRR
       6.096%, 03/27/00                       $20,000          $ 19,516
    CIESCO LP (B)
       5.354%, 11/17/99                        40,000            39,905
    DAKOTA CERTIFICATE
       5.395%, 11/18/99                        40,000            39,899
    DAYTON HUDSON
       5.496%, 11/08/99                         5,000             4,995
    DELAWARE FUNDING
       5.372%, 11/15/99                        25,106            25,054
       6.110%, 01/24/00                        15,000            14,790
    ENRON
       5.441%, 11/15/99                         5,000             4,989
    MCI WORLDCOM
       4.804%, 11/05/99                         5,000             4,997
    NORFOLK SOUTHERN
       5.527%, 11/16/99                         5,000             4,989
    TEXAS UTILITIES
       5.637%, 11/16/99                         5,000             4,988
-------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (C)
    (Cost $240,385)                                            $240,385
-------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS -- 7.5%
    CALIFORNIA -- 2.2%
    OAKLAND-ALAMEDA COUNTY, CP
       5.370%, 11/17/99                        14,350            14,350
    RIVERSIDE COUNTY COP, LOC (A)
       5.400%, 11/03/99                         7,900             7,900
-------------------------------------------------------------------------------
    TOTAL CALIFORNIA                                           $ 22,250
-------------------------------------------------------------------------------
    ILLINOIS -- 0.8%
    ILLINOIS STATE HEALTH FACILITIES
     RB, MBIA (A)
       5.400%, 11/03/99                         8,500             8,500
-------------------------------------------------------------------------------
    TOTAL ILLINOIS                                             $  8,500
-------------------------------------------------------------------------------
    MARYLAND -- 0.5%
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES RB,
     SERIES B, LOC (A)
       5.400%, 11/03/99                         5,000             5,000
-------------------------------------------------------------------------------
    TOTAL MARYLAND                                             $  5,000
-------------------------------------------------------------------------------
    NEW JERSEY -- 0.4%
    NEW JERSEY STATE ECONOMIC
     DEVELOPMENT AUTHORITY RB,
     LOC (A)
       5.550%, 11/03/99                         4,400             4,400
-------------------------------------------------------------------------------
    TOTAL NEW JERSEY                                           $  4,400
-------------------------------------------------------------------------------
    NEW YORK -- 1.2%
    NEW YORK CITY, CP
       5.800%, 02/01/00                        12,000            12,000
-------------------------------------------------------------------------------
    TOTAL NEW YORK                                             $ 12,000
-------------------------------------------------------------------------------

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999

                                               PRINCIPAL         MARKET
DESCRIPTION                                   AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
    NORTH CAROLINA -- 0.5%
    DURHAM COP, SERIES B (A)
       5.450%, 11/03/99                       $ 1,500        $    1,500
    WINSTON-SALEM COP, LOC
       5.350%, 11/04/99                         4,000             4,000
--------------------------------------------------------------------------------
    TOTAL NORTH CAROLINA                                     $    5,500
--------------------------------------------------------------------------------
    PENNSYLVANIA -- 0.1%
    PENNSYLVANIA STATE ECONOMIC
     DEVELOPMENT FINANCE AUTHORITY
     RB, LOC (A)
       5.500%, 11/04/99                           525               525
--------------------------------------------------------------------------------
    TOTAL PENNSYLVANIA                                       $      525
--------------------------------------------------------------------------------
    TEXAS -- 1.8%
    TEXAS STATE GO, VETERANS HOUSING
     ASSISTANCE PROGRAM (A)
       5.375%, 12/13/99                        10,000            10,000
    TEXAS STATE GO, VETERANS LAND
     REFUNDING PROGRAM (A)
       5.375%, 11/03/99                         8,920             8,920
--------------------------------------------------------------------------------
    TOTAL TEXAS                                              $   18,920
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
    (Cost $77,095)                                           $   77,095
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.2%
    ASSET BACKED TRUST MRL 1996,
     SERIES A-5 (A)
       5.390%, 11/15/99                         9,000             9,000
    STRUCTURED ENHANCED RETURN
     TRUST, SERIES A-39, MBIA (A) (B)
       5.450%, 11/25/99                         3,392             3,393
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $12,393)                                           $   12,393
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.6%
    FIRST BOSTON
     5.330%, dated 10/29/99,
     matures 11/01/99,
     repurchase price $50,022,208
     (collateralized by U.S. Treasury
     Obligations: total market value
     $51,533,650)                              50,000            50,000
    GOLDMAN SACHS
     4.750%, dated 10/29/99,
     matures 11/01/99, repurchase
     price $7,717,276 (collateralized
     by U.S. Treasury Bond: total
     market value $7,869,105)                   7,714             7,714
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
    (Cost $57,714)                                           $   57,714
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.5%
    (Cost $1,029,031)                                        $1,029,031
--------------------------------------------------------------------------------

                                                               MARKET
DESCRIPTION                                                  VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.5%                   $    4,658
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 497,062,908 outstanding
   shares of beneficial interest                            $  497,046
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
   based on 277,763,046 outstanding
   shares of beneficial interest                               277,753
Portfolio Shares of Retail Class B (unlimited
   authorization -- no par value)
   based on 45,158 outstanding shares
   of beneficial interest                                           45
Portfolio Shares of Institutional II Class
   (unlimited authorization -- no par
   value) based on 258,793,874 outstanding
   shares of beneficial interest                               258,791
Undistributed net investment income                                 62
Distributions in excess of net realized
   gain on investments                                              (8)
-------------------------------------------------------------------------------
TOTAL NET ASSET -- 100.0%                                   $1,033,689
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS                   $     1.00
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                       $     1.00
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS B                       $     1.00
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL II CLASS               $     1.00
--------------------------------------------------------------------------------

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1999. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.

(C) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.

COP--CERTIFICATE OF PARTICIPATION

CP--COMMERCIAL PAPER

GO--GENERAL OBLIGATION

LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.

MTN--MEDIUM TERM NOTE

RB--REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.

FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MONEY MARKET PORTFOLIOS

TAX-FREE MONEY MARKET PORTFOLIO

STATEMENTS OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

Revenue Bonds -- 68%
Tax-Exempt Commercial Paper -- 13%
Anticipation Notes -- 8%
General Obligations -- 6%
Participation Notes -- 5%

                                               PRINCIPAL        MARKET
DESCRIPTION                                   AMOUNT (000)     VALUE (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 101.0%
    ARIZONA -- 1.3%
    ARIZONA SCHOOL DISTRICT TAN
       4.500%, 07/31/00                       $2,000            $2,007
-------------------------------------------------------------------------------
    TOTAL ARIZONA                                               $2,007
-------------------------------------------------------------------------------
    CALIFORNIA -- 2.8%
    LOS ANGELES COUNTY, METROPOLITAN
     TRANSIT AUTHORITY RB,
     AMBAC (A)
       3.700%, 11/03/99                        3,000             3,000
    OAKLAND, JOINT POWERS
     FINANCING AUTHORITY RB,
     SERIES A-1, FSA (A)
       2.800%, 11/04/99                        1,400             1,400
-------------------------------------------------------------------------------
    TOTAL CALIFORNIA                                            $4,400
-------------------------------------------------------------------------------
    COLORADO -- 0.7%
    COLORADO STATE EDUCATIONAL
     FACILITIES AUTHORITY RB, PRO
     RODEO HALL OF FAME PROJECT,
     LOC (A)
       3.550%, 11/04/99                        1,135             1,135
-------------------------------------------------------------------------------
    TOTAL COLORADO                                              $1,135
-------------------------------------------------------------------------------
    CONNECTICUT -- 3.2%
    CONNECTICUT STATE HEALTH &
     EDUCATION RB, YALE UNIVERSITY,
     SERIES T-1 (A)
       3.400%, 11/04/99                        5,000             5,000
-------------------------------------------------------------------------------
    TOTAL CONNECTICUT                                           $5,000
-------------------------------------------------------------------------------
    DISTRICT OF COLUMBIA -- 4.9%
    DISTRICT OF COLUMBIA GO,
     SERIES 1992 A-1, LOC (A)
       3.600%, 11/01/99                          400               400

                                               PRINCIPAL        MARKET
DESCRIPTION                                   AMOUNT (000)     VALUE (000)
-------------------------------------------------------------------------------
    DISTRICT OF COLUMBIA GO,
     SERIES 1992 A-2, LOC (A)
       3.600%, 11/01/99                       $  500           $   500
    DISTRICT OF COLUMBIA GO,
     SERIES 1992 A-3, LOC (A)
       3.600%, 11/01/99                          600               600
    DISTRICT OF COLUMBIA GO,
     SERIES 1992 A-5, LOC (A)
       3.600%, 11/01/99                          700               700
    DISTRICT OF COLUMBIA RB,
     NATIONAL REHABILITATION
     HOSPITAL, MBIA, PRE-REFUNDED
     @ 102 (B)
       7.100%, 11/01/99                        2,500             2,550
    DISTRICT OF COLUMBIA TECP,
     AMBAC
       3.850%, 01/20/00                        3,000             3,000
-------------------------------------------------------------------------------
    TOTAL DISTRICT OF COLUMBIA                                 $ 7,750
-------------------------------------------------------------------------------
    FLORIDA -- 9.5%
    JACKSONVILLE TECP
       3.350%, 11/09/99                        5,000             5,000
    LEE COUNTY, HOUSING FINANCE
     AUTHORITY RB, FNMA (A)
       3.400%, 11/03/99                        1,985             1,985
    SUNSHINE STATE TECP
       3.400%, 11/05/99                        3,000             3,000
    SUNSHINE STATE TECP, LOC
       3.500%, 12/01/99                        5,050             5,050
-------------------------------------------------------------------------------
    TOTAL FLORIDA                                              $15,035
-------------------------------------------------------------------------------
    ILLINOIS -- 2.1%
    ILLINOIS STATE HEALTH FACILITY
     AUTHORITY RB, SWEDISH
     COVENANT HOSPITAL PROJECT,
     AMBAC (A)
       3.550%, 11/03/99                        1,300             1,300
       3.550%, 11/03/99                        2,000             2,000
-------------------------------------------------------------------------------
    TOTAL ILLINOIS                                             $ 3,300
-------------------------------------------------------------------------------
    IOWA -- 1.9%
    IOWA STATE SCHOOLS CASH
     ANTICIPATION NOTE, FSA
       3.500%, 01/28/00                        3,000             3,004
-------------------------------------------------------------------------------
    TOTAL IOWA                                                 $ 3,004
-------------------------------------------------------------------------------
    KENTUCKY -- 1.6%
    JEFFERSON COUNTY, RETIREMENT
     HOME RB, NAZARETH PROJECT (A)
       3.570%, 11/05/99                        2,500             2,500
-------------------------------------------------------------------------------
    TOTAL KENTUCKY                                             $ 2,500
-------------------------------------------------------------------------------
    MARYLAND -- 21.2%
    BALTIMORE COUNTY, GARRISON
     FOREST SCHOOL PROJECT RB,
     LOC (A)
       3.600%, 11/04/99                        3,000             3,000

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999

                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    FREDERICK COUNTY, EDUCATIONAL
     FACILITIES RB, MOUNT ST.
     MARY'S COLLEGE (A)
       3.500%, 11/04/99                             $4,000          $  4,000
    GAITHERSBURG RB, ASBURY
     METHODIST HOSPITAL,
     PRE-REFUNDED @ 102 (B)
       7.850%, 01/01/00                              2,000             2,055
    HOWARD COUNTY BAN, SERIES A
       3.070%, 04/14/00                              1,300             1,300
    HOWARD COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A
       4.000%, 02/15/00                               875               876
    HOWARD COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A,
     PRE-REFUNDED @ 100 (B)
       6.900%, 05/15/00                              1,000             1,016
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, HOSPITAL & UNIVERSITY
     IMPROVEMENTS, LOC (A)
       3.350%, 11/03/99                              1,100             1,100
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, KENNEDY KRIEGER INSTITUTE
     PROJECT, SERIES D, LOC (A)
       3.450%, 11/03/99                              6,100             6,100
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, POOLED LOAN PROJECT,
     SERIES D, LOC (A)
       3.550%, 11/04/99                              5,358             5,358
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, SERIES 1998-A, LOC (A)
       3.500%, 11/03/99                              5,000             5,000
    MARYLAND STATE SUBURBAN
     WASHINGTON D.C. SANITATION
     GO, PRE-REFUNDED @ 102 (B)
       6.900%, 06/01/00                              1,000             1,039
    MONTGOMERY COUNTY, HOUSING
     RB, BARCLAY APARTMENTS, ISSUE I, MBIA
       3.600%, 03/01/00                              2,800             2,800
--------------------------------------------------------------------------------
    TOTAL MARYLAND                                                   $33,644
--------------------------------------------------------------------------------
    MINNESOTA -- 5.1%
    MINNEAPOLIS RB, SERIES A (A)
       3.500%, 11/04/99                                 60                60
    MINNESOTA SCHOOL DISTRICTS COP,
     SERIES B
       4.000%, 08/23/00                              3,000             3,011
    UNIVERSITY OF MINNESOTA, DC
     TRUST RB, SERIES 1997A,
     LOC (A)
       3.550%, 11/03/99                              5,000             5,000
--------------------------------------------------------------------------------
    TOTAL MINNESOTA                                                  $ 8,071
--------------------------------------------------------------------------------



                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    MISSOURI -- 3.1%
    COLUMBIA RB, SERIES A, LOC (A)
       3.500%, 11/03/99                             $1,000         $   1,000
    MISSOURI STATE DEVELOPMENT
     FINANCE AUTHORITY RB, LOC (A)
       3.750%, 11/01/99                              1,000             1,000
    MISSOURI STATE DEVELOPMENT
     FINANCE AUTHORITY RB,
     SCIENCE CITY UNION STATION,
     SERIES C, LOC (A)
       3.750%, 11/01/99                                900               900
    MISSOURI STATE HEALTH &
     EDUCATIONAL FACILITIES
     AUTHORITY RAN, SERIES G
       3.500%, 04/29/00                              2,000             2,003
--------------------------------------------------------------------------------
    TOTAL MISSOURI                                                   $ 4,903
--------------------------------------------------------------------------------
    MONTANA -- 0.6%
    MONTANA STATE HEALTH FACILITIES
     AUTHORITY RB, FGIC (A)
       3.400%, 11/04/99                              1,000             1,000
--------------------------------------------------------------------------------
    TOTAL MONTANA                                                    $ 1,000
--------------------------------------------------------------------------------
    NEVADA -- 0.6%
    CLARK COUNTY, AIRPORT
     IMPROVEMENT AUTHORITY RB,
     SERIES A, MBIA (A)
       3.450%, 11/03/99                                900               900
--------------------------------------------------------------------------------
    TOTAL NEVADA                                                     $  900
--------------------------------------------------------------------------------
    NEW JERSEY -- 1.9%
    NEW JERSEY STATE TRAN
       3.450%, 11/08/99                              3,000             3,000
--------------------------------------------------------------------------------
    TOTAL NEW JERSEY                                                 $ 3,000
--------------------------------------------------------------------------------
    NEW YORK -- 8.2%
    NEW YORK CITY GO,
     SERIES A-10, LOC (A)
       4.000%, 11/01/99                              1,000             1,000
    NEW YORK CITY, MASS TRANSIT
     AUTHORITY DEMAND CERTIFICATE
     TRUST, SERIES 1993C, FGIC (A)
       3.500%, 11/03/99                              7,000             7,000
    NEW YORK CITY, TRANSITIONAL
     FINANCE AUTHORITY RB,
     SERIES A-1, SPA (A)
       3.500%, 11/03/99                              5,000             5,000
--------------------------------------------------------------------------------
    TOTAL NEW YORK                                                   $13,000
--------------------------------------------------------------------------------
    NORTH CAROLINA -- 9.0%
    CHARLOTTE, AIRPORT DEVELOPMENT
     AUTHORITY RB, SERIES A,
     MBIA (A)
       3.450%, 11/03/99                              6,800             6,800

MONEY MARKET PORTFOLIOS

TAX-FREE MONEY MARKET PORTFOLIO CONTINUED


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    CITY OF GREENSBORO, PUBLIC
     IMPROVEMENT RB, SERIES 94-B,
     LOC (A)
       3.500%, 11/03/99                             $1,000          $  1,000
    DURHAM, WATER & SEWER SYSTEM
     RB (A)
       3.550%, 11/03/99                              2,000             2,000
    UNIVERSITY OF NORTH CAROLINA RB,
     CHAPEL HILL PROJECT, SPA (A)
       3.500%, 11/03/99                              1,500             1,500
    WINSTON SALEM COP, LOC (A)
       3.550%, 11/04/99                              3,000             3,000
--------------------------------------------------------------------------------
    TOTAL NORTH CAROLINA                                             $14,300
--------------------------------------------------------------------------------
    PENNSYLVANIA -- 9.3%
    BUCKS COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     LOC (A)                                         2,200             2,200
    CUMBERLAND COUNTY, MUNICIPAL
     AUTHORITY RB, UNITED
     METHODIST HOMES FOR THE
     AGING PROJECT, MANDATORY PUT
     @ 100, LOC (A) (C)
       3.230%, 12/01/99                              2,315             2,315
    CUMBERLAND COUNTY, DICKINSON
     COLLEGE RB, SERIES A,
     MANDATORY PUT @ 100, LOC (C)
       3.800%, 11/01/00                              2,860             2,860
    LEHIGH COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     SERIES A, LOC (A)
       3.450%, 11/03/99                              1,500             1,500
    PENNSYLVANIA STATE GO, SERIES A,
     PRE-REFUNDED @ 101.5 (B)
       7.000%, 05/01/00                                950               981
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, COUNCIL OF INDEPENDENT
     COLLEGES, SERIES 97-A1, LOC,
     MANDATORY PUT @ 100 (C)
       3.125%, 03/31/00                              2,400             2,400
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, COUNCIL OF INDEPENDENT
     COLLEGES, SERIES 97-A3, LOC,
     MANDATORY PUT @ 100 (C)
       3.125%, 04/01/00                              2,500             2,500
--------------------------------------------------------------------------------
    TOTAL PENNSYLVANIA                                               $14,756
--------------------------------------------------------------------------------
    SOUTH CAROLINA -- 1.5%
    SOUTH CAROLINA PUBLIC SERVICE
     TECP
       3.500%, 11/05/99                              2,400             2,400
--------------------------------------------------------------------------------
    TOTAL SOUTH CAROLINA                                             $ 2,400
--------------------------------------------------------------------------------


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    TEXAS -- 8.4%
    GEORGETOWN, HIGHER EDUCATION
     FINANCING AUTHORITY RB,
     SOUTHWESTERN UNIVERSITY PROJECT,
     SERIES 1984, LOC (A)
       3.450%, 11/03/99                             $3,000          $  3,000
    TEXAS MUNICIPAL GAS
     CORPORATION RB, FSA (A)
       3.550%, 11/03/99                              4,000             4,000
    TEXAS STATE HIGHER EDUCATION
     AUTHORITY RB, SERIES B,
     FGIC (A)
       3.550%, 11/03/99                              2,265             2,265
    TEXAS STATE TRAN
       4.500%, 11/03/99                              4,000             4,026
--------------------------------------------------------------------------------
    TOTAL TEXAS                                                     $ 13,291
--------------------------------------------------------------------------------
    VERMONT -- 1.3%
    VERMONT STATE EDUCATIONAL &
     HEALTH BUILDINGS RB, CAPITAL
     ASSET FINANCING PROGRAM,
     SERIES 1, LOC (A)
       3.500%, 11/04/99                              2,100             2,100
--------------------------------------------------------------------------------
    TOTAL VERMONT                                                   $  2,100
--------------------------------------------------------------------------------
    WISCONSIN -- 1.9%
    WISCONSIN STATE TECP, LOC
       3.400%, 11/10/99                              1,500             1,500
       3.400%, 11/10/99                              1,500             1,500
--------------------------------------------------------------------------------
    TOTAL WISCONSIN                                                 $  3,000
--------------------------------------------------------------------------------
    WYOMING -- 0.9%
    LINCOLN COUNTY, POLLUTION
     CONTROL RB, EXXON PROJECT (A)
       3.500%, 11/01/99                              1,500             1,500
--------------------------------------------------------------------------------
    TOTAL WYOMING                                                   $  1,500
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
    (Cost $159,996)                                                 $159,996
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.0%
    (Cost $159,996)                                                 $159,996
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (1.0%)                         $ (1,550)
================================================================================

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999

                                                                    MARKET
DESCRIPTION                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 74,366,866 outstanding shares
   of beneficial interest                                           $ 74,358
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 50,537,715 outstanding shares of
   beneficial interest                                                50,536
Portfolio Shares of Institutional II Class
   (unlimited authorization -- no par
   value) based on 33,541,056 outstanding shares
   of beneficial interest                                             33,539
Undistributed net investment income                                       13
================================================================================
TOTAL NET ASSETS-- 100.0%                                           $158,446
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS                              $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                                  $1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL II CLASS                           $1.00
================================================================================

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1999. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.

(B) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

(C) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

BAN--BOND ANTICIPATION NOTE

COP--CERTIFICATE OF PARTICIPATION

GO--GENERAL OBLIGATION

LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR BANK OR OTHER FINANCIAL INSTITUTION.

RAN--REVENUE ANTICIPATION NOTE

RB--REVENUE BOND

SPA--STANDBY PURCHASE AGREEMENT

TAN--TAX ANTICIPATION NOTE

TECP--TAX-EXEMPT COMMERCIAL PAPER

TRAN--TAX & REVENUE ANTICIPATION NOTE

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.

AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION

FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION

FSA--FINANCIAL SECURITY ASSURANCE

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION

THE ACCOMPANYING NOTES ARE INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

STATEMENTS OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENT

U.S. Government Agency Obligations -- 69%
Repurchase Agreements -- 31%


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 68.8%
    FEDERAL FARM CREDIT BANK
       4.760%, 01/18/00                            $20,000           $19,998
    FEDERAL HOME LOAN BANK
       4.900%, 12/01/99                             30,000            30,000
       4.915%, 01/13/00                             25,000            25,001
       4.900%, 02/11/00                             30,500            30,489
       4.950%, 02/17/00                              8,000             7,994
       5.150%, 03/08/00                             10,000             9,998
       5.750%, 08/09/00                             10,000             9,999
    FEDERAL HOME LOAN BANK (A)
       5.310%, 11/01/99                             30,000            29,999
       5.320%, 11/01/99                             39,000            38,998
       5.340%, 11/01/99                             25,000            25,000
       5.350%, 11/01/99                             25,000            25,000
       5.355%, 11/01/99                             50,000            49,989
       5.924%, 01/04/00                             25,000            24,984
    FEDERAL HOME LOAN BANK
     DISCOUNT NOTES (B)
       4.947%, 11/12/99                             20,000            19,970
       5.389%, 01/21/00                             50,000            49,409
       5.694%, 03/03/00                             50,000            49,054
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION DISCOUNT NOTES (B)
       5.162%, 11/01/99                             40,000            40,000
       5.160%, 11/30/99                             25,000            24,897
       5.227%, 12/09/99                             75,000            74,589
       5.628%, 02/18/00                             25,000            24,587
       5.668%, 03/30/00                             35,000            34,201
       5.523%, 06/08/00                             20,000            19,360
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (A)
       5.370%, 11/01/99                             24,000            23,991


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION DISCOUNT NOTES (B)
       5.162%, 11/01/99                            $80,000        $   80,000
       4.856%, 11/05/99                             50,000            49,974
       5.204%, 12/08/99                             25,000            24,869
       5.180%, 12/13/99                             25,000            24,853
       5.695%, 03/28/00                             40,000            39,092
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN
       5.180%, 03/10/00                             15,000            14,995
       5.000%, 05/05/00                             25,000            24,985
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN (A)
       5.370%, 11/01/99                             25,000            24,991
       5.309%, 12/23/99                              7,000             6,999
    STUDENT LOAN MARKETING
     ASSOCIATION (A)
       5.425%, 11/02/99                             10,000            10,000
       5.795%, 11/02/99                             20,000            19,999
       5.795%, 11/02/99                             25,000            24,999
       5.895%, 11/02/99                             25,000            25,000
    STUDENT LOAN MARKETING
     ASSOCIATION, MTN (A)
       5.340%, 11/01/99                             25,000            24,995
       5.765%, 11/02/99                             25,000            25,025
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $1,108,283)                                             $1,108,283
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 31.3%
    DEUTSCHE BANK
     5.220%, dated 10/29/99,
     matures 11/01/99,
     repurchase price $250,108,750
     (collateralized by U.S. Treasury
     Obligations: total market value
     $257,668,250)                                 250,000           250,000
    GOLDMAN SACHS
     4.750%, dated 10/29/99,
     matures 11/01/99,
     repurchase price $5,025,811
     (collateralized by
     U.S. Treasury Bond:
     total market value
     $5,125,019)                                     5,024             5,024
    SALOMON BROTHERS
     5.220%, dated 10/29/99,
     matures 11/01/99,
     repurchase price $250,108,750
     (collateralized by U.S. Treasury
     Obligations: total market
     value $255,186,600)                           250,000           250,000
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
    (Cost $505,024)                                               $  505,024
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
    (Cost $1,613,307)                                             $1,613,307
================================================================================

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999

                                                                    MARKET
DESCRIPTION                                                       VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (0.1%)                         $ (1,703)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 1,360,419,671 outstanding
   shares of beneficial interest                                 $ 1,360,322
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 127,158,176 outstanding shares
   of beneficial interest                                            127,154
Portfolio Shares of Institutional II Class
   (unlimited authorization -- no par
   value) based on 124,016,325 outstanding
   shares of beneficial interest                                     124,010
Undistributed net investment income                                      158
Distributions in excess of net realized
   gain on investments                                                   (40)
================================================================================
TOTAL NET ASSETS-- 100.0%                                         $1,611,604
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS                         $     1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                             $     1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL II CLASS                      $     1.00
================================================================================

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1999. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.

(B) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.

MTN--MEDIUM TERM NOTE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MONEY MARKET PORTFOLIOS

U.S. TREASURY MONEY MARKET PORTFOLIO

STATEMENTS OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

U.S. Treasury Notes -- 55%
U.S. Treasury Bills -- 45%

                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 99.2%
    U.S. TREASURY BILLS (A)
       4.861%, 11/18/99                             $  958             $ 956
       4.863%, 12/09/99                              6,078             6,048
       4.715%, 12/30/99                             17,547            17,413
       4.759%, 12/30/99                             14,779            14,665
       4.768%, 12/30/99                              4,547             4,512
       4.920%, 01/27/00                              1,152             1,139
       4.926%, 01/27/00                              1,817             1,796
       4.953%, 01/27/00                              6,541             6,464
       4.959%, 01/27/00                              7,907             7,814
       4.986%, 01/27/00                                570               563
       5.022%, 01/27/00                             27,507            27,177
       5.032%, 01/27/00                             25,000            24,700
       4.904%, 03/02/00                              3,980             3,915
       4.915%, 03/02/00                                465               457
       4.930%, 03/02/00                              2,183             2,147
       4.932%, 03/02/00                                994               978
       4.954%, 03/02/00                             14,712            14,470
       4.885%, 03/09/00                              3,243             3,187
       4.890%, 03/09/00                              1,457             1,432
       4.929%, 03/09/00                             25,000            24,568
       5.041%, 04/06/00                                277               271
       5.086%, 04/13/00                              3,738             3,654
       5.095%, 04/13/00                              1,229             1,201
       5.104%, 04/13/00                              9,932             9,707
       5.181%, 04/20/00                                826               806
       5.246%, 04/20/00                             14,163            13,819


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    U.S. TREASURY NOTES
       5.520%, 11/01/99                          $ 50,000           $ 50,000
       7.875%, 11/15/99                            25,000             25,030
       7.750%, 11/30/99                            10,000             10,022
       5.625%, 12/31/99                            25,000             25,019
       6.186%, 01/15/00                           100,000            100,217
       5.375%, 01/31/00                            25,000             25,009
       5.375%, 06/30/00                             5,000              5,003
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $434,159)                                                 $434,159
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.2%
    (Cost $434,159)                                                 $434,159
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 0.8%                            $  3,657
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 310,016,084 outstanding shares
   of beneficial interest                                            309,992
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 23,766,724 outstanding shares
   of beneficial interest                                             23,765
Portfolio Shares of Institutional II Class
   (unlimited authorization -- no par
   value) based on 104,049,769 outstanding shares
   of beneficial interest                                            104,042
Undistributed net investment income                                       50
Distributions in excess of net realized
   gain on investments                                                   (33)
================================================================================
TOTAL NET ASSETS-- 100.0%                                           $437,816
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS                           $   1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                               $   1.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL II CLASS                        $   1.00
================================================================================

(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999


MONEY MARKET PORTFOLIOS CONTINUED

MONEY MARKET PORTFOLIO
PERFORMANCE AS OF
OCTOBER 31, 1999

THIRTY-DAY YIELD COMPARISON
                                     [GRAPH OMITTED]

          In the printed version of the document, a line graph appears which depicts the following plot points:

            ARK Funds     IBC/Finan.      ARK Funds      IBC/Finan.       ARK Funds
               MM         Data First        MM             Data.             MM
             Institu.       Tier          Retail          First         Instituti.
              Class      Insti. Only      Class A         Tier           II Class
              -----      -----------      -------         ----           --------
11/30/98       5.01         4.93            4.76          4.59             4.97
12/30/98       5.01         4.87            4.76          4.53             4.97
1/31/99        4.9          4.76            4.67          4.41             4.83
2/28/99        4.67         4.66            4.44          4.28             4.6
3/31/99        4.66         4.62            4.43          4.23             4.59
4/30/99        4.66         4.6             4.43          4.21             4.59
5/31/99        4.7          4.57            4.47          4.19             4.63
6/30/99        4.72         4.57            4.49          4.23             4.65
7/31/99        4.85         4.71            4.62          4.35             4.77
8/31/99        4.92         4.82            4.69          4.47             4.85
9/30/99        5.06         4.97            4.83          4.62             4.99
10/31/99       5.17         5.09            4.94          4.74             5.1


TAX-FREE MONEY MARKET PORTFOLIO
PERFORMANCE AS OF
OCTOBER 31, 1999

THIRTY-DAY YIELD COMPARISON

                                 [GRAPH OMITTED]

          In the printed version of the document, a line graph appears which depicts the following plot points:


                  ARK           IBC/Finan.          ARK              IBC/Finan.          ARK
                Tax-Free           Data           Tax-Free        Data Tax-Free        Tax-Free
                   MM,           Tax-Free         MM Retail        Stockbroker       MM Institu.
             Insti. Class       Insti. Only        Class A       General Purpose      II Class
             ------------       -----------        -------       ---------------      --------
11/30/98         2.92              2.94             2.67              2.68               2.88
12/31/98         2.98              2.94             2.73              2.68               2.94
1/31/99          2.74              2.74             2.51              2.49               2.67
2/28/99          2.3               2.41             2.07              2.19               2.23
3/31/99          2.64              2.68             2.41              2.41               2.57
4/30/99          2.84              2.75             2.61              2.48               2.77
5/31/99          3.09              3.08             2.86              2.79               3.02
6/30/99          2.94              2.92             2.71              2.65               2.87
7/31/99          2.71              2.78             2.48              2.54               2.64
8/31/99          2.79              2.8              2.56              2.58               2.72
9/30/99          3.03              2.98             2.8               2.76               2.96
10/31/99         3.06              3.03             2.82              2.8                2.99


U.S. GOVERNMENT MONEY MARKET
PORTFOLIO PERFORMANCE AS OF
OCTOBER 31, 1999

THIRTY-DAY YIELD COMPARISON

                                     [GRAPH OMITTED]

          In the printed version of the document, a line graph appears which depicts the following plot points:


                ARK           IBC/Finan.         ARK             IBC/Finan.           ARK
              Gov't MM        Data Gov't       U.S. Gov't        Data U.S.        U.S. Gov't
               Institu.         Only,          MM Retail        Gov't and        MM Instituti.
                Class        Insti. Only        Class A          Agencies         II Class
                -----        -----------        -------          --------         --------
11/30/98        4.78            4.58            4.53              4.47               4.74
12/30/98        4.72            4.52            4.47              4.41               4.68
1/31/99         4.63            4.46            4.4               4.32               4.56
2/28/99         4.58            4.42            4.35              4.26               4.51
3/31/99         4.56            4.44            4.33              4.24               4.49
4/30/99         4.53            4.41            4.3               4.2                4.46
5/31/99         4.55            4.37            4.32              4.18               4.48
6/30/99         4.55            4.37            4.32              4.2                4.48
7/31/99         4.68            4.5             4.45              4.32               4.61
8/31/99         4.74            4.6             4.51              4.44               4.67
9/30/99         4.87            4.74            4.64              4.58               4.8
10/31/99        4.9             4.77            4.67              4.66               4.83


U.S. TREASURY MONEY MARKET
PORTFOLIO PERFORMANCE AS OF
OCTOBER 31, 1999

THIRTY-DAY YIELD COMPARISON

                                   [GRAPH OMITTED]

          In the printed version of the document, a line graph appears which depicts the following plot points:

                    ARK             Insti. IBC/              ARK               ARK
               U.S. Trea. MM,     Finan. Data 100%     U.S. Trea. MM        U.S. Trea. MM
              Institu. Class       U.S. Treasury       Retail Class A     Instituti. II Cl.
              --------------       -------------       --------------     -----------------
11/30/98            4.31                4.08                  4.06              4.27
12/31/98            4.33                4.03                  4.08              4.29
1/31/99             4.25                3.99                  4.02              4.18
2/28/99             4.13                3.96                   3.9              4.06
3/31/99             4.21                   4                  3.98              4.14
4/30/99             4.18                3.99                  3.95              4.11
5/31/99             4.12                3.93                  3.89              4.05
6/30/99             4.22                3.97                  3.99              4.15
7/31/99             4.22                4.03                  3.99              4.15
8/31/99             4.29                4.12                  4.06              4.22
9/30/99             4.44                4.24                  4.21              4.37
10/31/99            4.49                4.25                  4.26              4.42

FIXED INCOME PORTFOLIOS

MANAGEMENT DISCUSSION AND ANALYSIS

SHORT-TERM TREASURY PORTFOLIO



JAMES M. HANNAN
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

JAMES M. HANNAN IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS PORTFOLIO MANAGER OF THE MONEY MARKET PORTFOLIOS AND THE SHORT-TERM TREASURY PORTFOLIO. HE HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.



REVIEW AND OUTLOOK

The U.S. economy continued its exceptional performance of the past three years. The unemployment rate reached a new business cycle low of 4.1%, while economic growth has averaged a 4% pace for the past three years. Although inflation remains benign, consumer prices have increased at a 2.6% rate for the last year, which is higher than the 1.9% increase in the C.P.I. for 1998. The Fed became increasingly concerned with the tightness of the labor markets and the strong level of economic growth. The Fed's fears lead to the Fed raising the Federal funds rate target by 25 basis points on two separate occasions during the summer. Currently the Fed maintains a bias to tighten a third time. The Fed's concern is that economic growth exceeding potential growth will lead to higher inflation and that, in turn, will require stronger medicine (i.e., higher interest rates) to slow the economy to its potential growth rate and to keep inflation low. Two-year U.S. Treasury yields rose from 5% to approximately 5.75% over the past six months in response to the aforementioned hikes in short-term interest rates by the Federal Reserve.

      Our strategy during the past six months has been to maintain the average maturity of the ARK Short-Term Treasury Portfolio between one and one-half years and one and three-quarter years. Currently, the Portfolio has an average maturity of approximately 1.5 years, given our outlook for economic growth to remain relatively strong and the risks tilted towards higher interest rates. Once we anticipate a decline in short-term interest rates we will extend the average maturity of the Portfolio.

PERFORMANCE AS OF
OCTOBER 31, 1999


                               INSTITUTIONAL        RETAIL        LEHMAN 1-3 YEAR        LIPPER SHORT
                                   CLASS            CLASS A          GOV'T BOND          U.S. TREASURY
------------------------------------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN                      2.32%             2.02%              2.96%               1.65%
------------------------------------------------------------------------------------------------------------
 ANNUALIZED 3 YEAR
 TOTAL RETURN                      5.03%             4.79%              5.68%               5.08%
------------------------------------------------------------------------------------------------------------
 ANNUALIZED TOTAL RETURN
 INCEPTION TO DATE                 5.11%             5.08%               N/A                 N/A
------------------------------------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

Institutional Class shares were offered beginning March 20, 1996. Retail Class A were offered beginning September 9, 1996.

The performance of the Lehman 1-3 Year Government Bond Index does not include operating expenses which are incurred by the Portfolio.

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999

STATEMENTS OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

U.S. Treasury Notes -- 97%
U.S. Treasury Bills -- 3%


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.8%
    U.S. TREASURY BILLS (A)
       4.604%, 12/09/99                             $   58           $    58
       4.622%, 12/09/99                                 57                57
       4.681%, 12/09/99                                 93                92
       4.800%, 12/16/99                                  8                 8
       4.866%, 12/16/99                                  2                 2
       4.950%, 01/13/00                                 40                40
       5.241%, 04/20/00                              1,190             1,161
    U.S. TREASURY NOTES
       5.875%, 11/15/99                                 91                91
       7.750%, 12/31/99                                164               165
       5.750%, 11/15/00                              1,000             1,001
       4.625%, 11/30/00                              1,025             1,014
       4.625%, 12/31/00                                949               938
       4.500%, 01/31/01                              6,000             5,914
       5.375%, 02/15/01                              8,000             7,966
       5.000%, 02/28/01                              2,000             1,982
       5.000%, 04/30/01                              2,500             2,474
       5.250%, 05/31/01                              2,000             1,984
       5.500%, 07/31/01                              3,000             2,984
       6.500%, 08/31/01                             10,000            10,115
       6.250%, 02/28/02                              4,000             4,034
       6.625%, 04/30/02                              2,000             2,035
       5.750%, 11/30/02                              3,000             2,986
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $47,524)                                                   $47,101
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.8%
    (Cost $47,524)                                                   $47,101
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 1.2%                             $   554
================================================================================


                                                                    MARKET
DESCRIPTION                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 3,520,215 outstanding shares
   of beneficial interest                                            $35,274
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 1,271,624 outstanding shares
   of beneficial interest                                             12,747
Accumulated net realized gain on investments                              57
Net unrealized depreciation on investments                              (423)
================================================================================
TOTAL NET ASSETS-- 100.0%                                            $47,655
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS                            $  9.95
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- RETAIL CLASS A                                 $  9.94
================================================================================

(A) THE ANNUALIZED DISCOUNT YIELD AT TIME OF PURCHASE IS SHOWN AS THE RATE ON THE STATEMENT OF NET ASSETS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

SHORT-TERM BOND PORTFOLIO


STEVEN M. GRADOW
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

STEVEN M. GRADOW IS THE MANAGING DIRECTOR OF FIXED INCOME INVESTMENTS FOR ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE INCOME PORTFOLIO AND CO-PORTFOLIO MANAGER OF THE U.S. GOVERNMENT BOND PORTFOLIO AND THE SHORT-TERM BOND PORTFOLIO. HE HAS MORE THAN 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


WILMER C. STITH III
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

WILMER C. STITH III IS A VICE PRESIDENT OF ALLIED INVESTMENT ADVISORS, INC. HE IS CO-PORTFOLIO MANAGER OF THE SHORT-TERM BOND PORTFOLIO AND OVERSEES FIXED INCOME TRADING. HE HAS MORE THAN 8 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


REVIEW AND OUTLOOK

Over the last six months several developments came to the forefront within the fixed income market, resulting in heightened volatility. Although global economic concerns were diminished and broad-based inflation remained benign, a perceived avalanche of new-issue corporate securities and year-end uncertainties relating to Y2K weighed heavily on the market. An already fragile corporate bond and asset-backed securities market was bracing for an expected $90+ billion worth of new issues for the month of September alone. However, as the dust settled and September came to a close, only $50+ billion worth of new securities were actually issued. Additionally, late in the quarter the Federal Reserve issued several measures to alleviate concerns surrounding Y2K uncertainties. Both of these developments resulted in a substantial improvement in the market tone of both sectors. Concurrently, the Federal Reserve, as expected, tightened monetary policy by raising both the Federal Funds Rate and the Discount Rate by 25 basis points on August 24. As year-end approaches we expect volatility and relative illiquidity to continue to characterize the fixed income market as renewed year-end quitters will inevitably resurface.

      In response to these developments, we increased the overall quality and liquidity of the corporate bond position by selling holdings which we viewed to be particularly susceptible to market illiquidity. We have increased the average issue size of corporate securities with maturities greater than one year to a very large $600 million. On average the Short-Term Bond Portfolio had 6% less interest rate risk versus the Lehman 1 to 3 Year Government Bond Index over the quarter, which also positively contributed to performance. Going forward we will continue to seek incremental yield in corporate and AAA-rated asset-backed securities, focusing on highly liquid issues. We will also continue to employ our conservative and disciplined investment strategy of actively pursuing relative value in both sector allocation and security selection.

PERFORMANCE AS
OF OCTOBER 31, 1999

                                 INSTITUTIONAL      LEHMAN 1-3 YEAR           LIPPER SHORT
                                     CLASS          GOVERNMENT BOND       INVESTMENT GRADE DEBT
-----------------------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN                        2.66%             2.96%                     2.98%
-----------------------------------------------------------------------------------------------
 ANNUALIZED 3 YEAR
 TOTAL RETURN                        4.87%             5.68%                     5.07%
-----------------------------------------------------------------------------------------------
 ANNUALIZED TOTAL RETURN
 INCEPTION TO DATE                   4.98%             N/A                        N/A
-----------------------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

Performance presented prior to March 22, 1998, reflects the performance of the Marketvest Short-Term Bond Fund shares which were offered beginning March 31, 1996.

The performance of the Lehman 1-3 Year Government Bond Index does not include operating expenses which are incurred by the Portfolio.

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999


STATEMENTS OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

Corporate Obligations -- 46%
Asset-Backed Securities -- 18%
U.S. Treasury Obligations -- 16%
Repurchase Agreements -- 7%
Non-Agency Mortgage-Backed Obligations -- 7%
U.S. Government Agency Obligations -- 6%


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 16.3%
    U.S. TREASURY NOTES
       6.250%, 04/30/01                             $2,000           $ 2,014
       7.875%, 08/15/01                                200               207
       6.500%, 08/31/01                              1,550             1,568
       6.250%, 10/31/01                              3,000             3,024
       6.250%, 02/28/02                              2,000             2,017
       6.000%, 07/31/02                              2,000             2,006
       6.250%, 08/31/02                              3,000             3,027
       6.000%, 08/15/04                              2,000             2,004
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $16,024)                                                   $15,867
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.0%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       4.750%, 12/14/01                              3,000             2,919
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       4.450%, 10/16/00                              3,000             2,960
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
    OBLIGATIONS
    (Cost $5,980)                                                    $ 5,879
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 0.0%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION, REMIC
       6.500%, 10/15/00                                 32                32
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (A)
       7.086%, 09/03/04                                  2                 2
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-
    BACKED OBLIGATIONS
    (Cost $35)                                                       $    34
--------------------------------------------------------------------------------



                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 45.3%
    BANKS -- 2.0%
    MBNA, MTN
       6.500%, 09/15/00                             $1,000           $   997
    MBNA, MTN (A)
       5.863%, 12/20/99                              1,000             1,000
--------------------------------------------------------------------------------
    TOTAL BANKS                                                      $ 1,997
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 3.5%
    TIME WARNER (B)
       6.100%, 12/30/01                              2,000             1,975
    VIACOM
       6.750%, 01/15/03                              1,500             1,477
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                                              $ 3,452
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 18.0%
    BEAR STEARNS
       6.450%, 08/01/02                                800               788
    CONSECO
       6.400%, 02/10/03                              2,000             1,887
    CONSECO, MANDATORY PUT
     @ 100 (C)
       6.400%, 06/15/01                              2,000             1,950
    FORD MOTOR CREDIT
       9.500%, 04/15/00                              1,500             1,525
       6.550%, 09/10/02                              2,000             1,983
    FORD MOTOR CREDIT, GLOBAL BOND
       6.700%, 07/16/04                              1,000               990
    GENERAL MOTORS ACCEPTANCE, MTN
       6.650%, 05/24/00                              2,000             2,009
    GOLDMAN SACHS, MTN (A) (B)
       5.586%, 02/23/00                              2,000             2,000
    LEHMAN BROTHERS HOLDINGS
       6.625%, 11/15/00                              2,000             2,009
    LEHMAN BROTHERS HOLDINGS, MTN
       6.400%, 12/27/99                              1,500             1,501
    NEWCOURT CREDIT
       6.875%, 02/16/05                              1,000               969
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                                         $17,611
--------------------------------------------------------------------------------
    INDUSTRIAL -- 13.1%
    COCA-COLA, PAT (B)
       6.000%, 03/15/01                              2,000             1,985
    CONAGRA (A)
       5.711%, 06/12/00                              3,000             3,001
    HUSKY OIL, YB
       6.875%, 11/15/03                              3,000             2,893
    ROUSE, MTN (A)
       6.261%, 03/22/00                              1,000               991
    SPIEKER PROPERTIES
       6.875%, 02/01/05                              2,000             1,910
    WILLIAMS
       6.500%, 11/15/02                              2,000             1,963
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                                                 $12,743
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIOS

SHORT-TERM BOND PORTFOLIO CONTINUED

                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 6.6%
    CABLE & WIRELESS COMMUNICATIONS
       6.375%, 03/06/03                             $3,500           $ 3,504
    SPRINT CAPITAL
       5.875%, 05/01/04                              1,000               959
    WORLDCOM
       6.250%, 08/15/03                             2,000             1,963
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS                           $ 6,426
--------------------------------------------------------------------------------
    UTILITIES -- 2.1%
    PUGET SOUND ENERGY, MTN
       7.250%, 12/10/99                              2,000             2,000
--------------------------------------------------------------------------------
    TOTAL UTILITIES                                                  $ 2,000
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $44,857)                                                   $44,229
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 17.5%
    AFG RECEIVABLES TRUST,
     SERIES 1996-C, CLASS B
       6.950%, 07/15/01                                357               361
    AFG RECEIVABLES TRUST,
     SERIES 1996-D, CLASS B
       6.650%, 10/15/01                                627               627
    EQCC HOME EQUITY LOAN TRUST,
     SERIES 1998-1, CLASS A4F
       6.459%, 03/15/21                              2,000             1,975
    EQCC HOME EQUITY LOAN TRUST,
     SERIES 1999-1, CLASS A3F
       5.915%, 11/20/24                              1,000               972
    EQUICREDIT FUNDING TRUST,
     SERIES 1996-A, CLASS A3
       7.350%, 11/15/19                              2,000             2,046
    FIRST PLUS HOME LOAN TRUST,
     SERIES 1996-4, CLASS A4
       6.450%, 03/10/10                              1,285             1,284
    GRENNPOINT MANUFACTURED
     HOUSING TRUST, SERIES 1999-1,
     CLASS A2
       6.010%, 08/15/15                                500               485
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-1, CLASS A3
       6.820%, 10/25/11                                810               816
    KEY AUTO FINANCE TRUST,
     SERIES 1997-1, CLASS B
       6.400%, 04/15/04                                625               625
    KEY AUTO FINANCE TRUST,
     SERIES 1999-1, CLASS A3
       5.630%, 07/15/03                              1,250             1,235
    PREMIER AUTO TRUST,
     SERIES 1998-4, CLASS A3
       5.690%, 06/08/02                              1,000               991


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    THE MONEY STORE HOME
     EQUITY TRUST, SERIES 1996-C,
     CLASS A4
       7.400%, 06/15/21                             $2,830           $ 2,826
    THE MONEY STORE HOME
     EQUITY TRUST, SERIES 1997-D,
     CLASS AF3
       6.345%, 11/15/21                              1,719             1,710
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1998-B, CLASS AF2
       6.115%, 06/15/10                                212               212
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1998-B, CLASS AF4
       6.115%, 06/15/21                              1,000               974
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $17,270)                                                   $17,139
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS -- 7.1%
    ADVANTA MORTGAGE LOAN TRUST,
     SERIES 1997-1, CLASS A2
       7.100%, 04/25/20                                662               664
    AMRESCO RESIDENTIAL SECURITIES
     MORTGAGE LOAN TRUST,
     SERIES 1997-3, CLASS A3
       6.600%, 01/25/18                               313               312
    GREEN TREE HOME IMPROVEMENT
     LOAN TRUST, SERIES 1995-B,
     CLASS A
       8.150%, 03/15/15                              1,060             1,077
    GREEN TREE HOME IMPROVEMENT
     LOAN TRUST, SERIES 1995-F,
     CLASS B1
       6.750%, 01/15/21                              2,000             1,979
    GREEN TREE HOME IMPROVEMENT
     LOAN TRUST, SERIES 1996-F,
     CLASS HIB1
       7.250%, 11/15/27                              2,000             1,951
    PRUDENTIAL HOME MORTGAGE
     SECURITIES TRUST, SERIES 1994-25,
     CLASS A7
       7.500%, 08/25/24                                985               989
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS
    (Cost $7,072)                                                    $ 6,972
--------------------------------------------------------------------------------

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.0%
    FIRST BOSTON
     5.330%, dated 10/29/99,
     matures 11/01/99,
     repurchase price $6,854,970
     (collateralized by U.S.
     Government Agency Instrument:
     total market value
     $7,063,603)                                    $6,852           $ 6,852
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $6,852)                                                    $ 6,852
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.2%
    (Cost $98,090)                                                   $96,972
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 0.8%                             $   748
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 9,937,121 outstanding shares
   of beneficial interest                                             98,949
Undistributed net investment income                                       64
Accumulated net realized loss on investments                            (175)
Net unrealized depreciation on investments                            (1,118)
================================================================================
TOTAL NET ASSETS-- 100.0%                                            $97,720
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS                              $9.83
================================================================================

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1999.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.

(C) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

MTN--MEDIUM TERM NOTE

PAT--PUTABLE ASSET TRUST

REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT

YB--YANKEE BOND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

MARYLAND AND PENNSYLVANIA TAX-FREE PORTFOLIOS

SUSAN L. SCHNAARS, CFA
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

SUSAN L. SCHNAARS, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. SHE IS THE PORTFOLIO MANAGER OF THE INTERMEDIATE FIXED INCOME PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO, AND PENNSYLVANIA TAX-FREE PORTFOLIO. SHE HAS 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


REVIEW AND OUTLOOK

During the past six months, municipal bonds have significantly underperformed their taxable counterparts. The municipal markets suffered as a result of poor performance in the hospital sector due to credit quality concerns and the re-introduction of anxiety over a market discount being treated as ordinary income in a "tax-free" environment (as opposed to a capital gain). Flows out of funds, the lure of the equity market, and the lack of demand for municipal bonds from the usual buyers has intensified the situation.

      Longer maturity bonds were down between 6% and 7% over the past six months, as issues with discount coupons began to fall further out of favor. Long-term municipal rates have risen nearly 90 basis points. While we felt that municipal bonds were an attractive opportunity at the beginning of the fiscal year, at 87% of treasuries, the story is even more compelling with municipals offering yields that are over 90% of the yield being obtainable on Treasury bonds.

      Supply of bonds in the Maryland and Pennsylvania markets has been relatively low, since the rise in interest rates has paralyzed borrowers looking to refund outstanding debt. Municipalities looking to raise new money this year had come to market earlier this year, either expecting higher funding costs as the year progressed, or to avoid anticipated Y2K issues, or are still sitting on the sidelines awaiting a change in the direction of interest rates. While the Treasury yield curve continues to be relatively flat, the slope of the municipal curve remains steep, providing attractive opportunities in the 12-to-15-year sector.

      We have continued to take advantage of the rise in rates to execute tax loss swaps in an effort to realize losses that can be utilized to offset any gains realized earlier in the year and any future gains that may be realized by the ARK Tax-Free Portfolios. Any changes to the Portfolios reflect the bias to maximize after-tax total return, while providing a high level of current income. Over the past six months, we have also reduced the duration or interest rate sensitivity of the Portfolios slightly, to 7.3. Moderate fluctuations in principal should be expected as interest rates change.

      New purchases have added higher yielding holdings to the Portfolios, but we continue to emphasize quality and structure. Our focus continues to be in the higher quality categories and avoiding bonds subject to the Federal Alternative Minimum Tax (AMT).

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999

PERFORMANCE AS OF
OCTOBER 31, 1999

MARYLAND TAX-FREE PORTFOLIO

                                                                         LEHMAN        LEHMAN        LIPPER MD
                                                                         7 YEAR       10 YEAR       INTERMEDIATE
                               INST'L        RETAIL        RETAIL         MUNI          MUNI             MUNI
                               CLASS         CLASS A       CLASS B*       BOND         BOND             DEBT
---------------------------------------------------------------------------------------------------------------
ONE YEAR TOTAL RETURN          -3.17%        -3.29%         9.38%        0.01%         -1.20%          -1.97%
---------------------------------------------------------------------------------------------------------------
ONE YEAR
TOTAL RETURN WITH LOAD          N/A          -7.66%         4.77%         N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
INCEPTION TO DATE               3.42%         3.33%         7.77%         N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
INCEPTION TO DATE
WITH LOAD                       N/A           1.66%         6.93%         N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

Institutional Class shares were offered beginning November 15, 1996. Retail Class A shares were offered beginning January 2, 1997. Performance for the Retail Class A reflects the deduction of the 4.50% sales charge. Retail Class B shares were offered beginning September 9, 1999.

The performance shown in the table begins at November 15, 1996 for Institutional Class and Retail Class B shares, and at January 2, 1997 for Retail Class A shares. Performance in the table for Retail Class B shares with load reflects the deduction of the applicable contingent sales charge.

* Performance shown prior to the inception date of the Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Actual cumulative performance since inception for Retail Class B shares is 11.47% without CDSC and 6.57% with CDSC.

The performance of the Lehman 7 Year Municipal Bond Index and the Lehman 10 Year Municipal Bond Index does not include operating expenses that are incurred by the Portfolio.



PENNSYLVANIA TAX-FREE PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------
                                                                            LEHMAN     LEHMAN       LEHMAN       LIPPER PA
                                                                            5 YEAR     7 YEAR       10 YEAR     INTERMEDIATE
                               INST'L       RETAIL         RETAIL            MUNI        MUNI         MUNI          MUNI
                               CLASS        CLASS A*       CLASS B*          BOND        BOND         IBOND         DEBT
---------------------------------------------------------------------------------------------------------------------------
ONE YEAR
TOTAL RETURN                   -4.43%        -4.58%         5.05%           1.02%        0.01%        -1.20%        -2.32%
---------------------------------------------------------------------------------------------------------------------------
ONE YEAR TOTAL RETURN
WITH LOAD                        N/A         -8.88%         0.49%            N/A         N/A            N/A           N/A
---------------------------------------------------------------------------------------------------------------------------
ANNUALIZED 3 YEAR
TOTAL RETURN                    2.61%         2.49%         5.89%           4.59%        4.90%         5.16%         3.50%
---------------------------------------------------------------------------------------------------------------------------
ANNUALIZED 3 YEAR
TOTAL RETURN WITH LOAD           N/A          0.94%         5.04%            N/A         N/A            N/A           N/A
---------------------------------------------------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
INCEPTION TO DATE               3.01%         2.91%         5.76%            N/A         N/A            N/A           N/A
---------------------------------------------------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
INCEPTION TO DATE WITH LOAD      N/A          1.60%         5.07%            N/A         N/A            N/A           N/A
---------------------------------------------------------------------------------------------------------------------------


Past performance of the Portfolio is not predictive of future performance.

For Institutional Class Shares, performance presented prior to March 22, 1998, reflects the performance of the Marketvest Pennsylvania Intermediate Municipal Bond Fund shares, which were offered beginning March 31, 1996. Retail Class A shares were offered beginning March 23, 1998. Performance for the Retail Class A reflects the deduction of the 4.50% sales charge. Retail Class B shares were offered beginning September 9, 1999.

The performance shown in the table begins at March 31, 1996 for Institutional Class, Retail Class A and Retail Class B shares. Performance in the table for Retail Class B shares with load reflects the deduction of the applicable contingent sales charge.

* Performance shown prior to the inception dates of Retail Class A shares and Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Actual annualized performance since inception for Class A shares is -0.60% without load and -3.40% with load. Actual cumulative performance since inception for Retail Class B shares is 7.99% without CDSC and 3.11% with CDSC.

The performance of the Lehman 5 Year Municipal Bond Index, Lehman 7 Year Municipal Bond Index, and Lehman 10 Year Municipal Bond Index does not include operating expenses that are incurred by the Portfolio.


MARYLAND TAX-FREE PORTFOLIO

STATEMENTS OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

Revenue Bonds -- 57%
General Obligations -- 42%
Cash Equivalents -- 1%


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 98.3%
    MARYLAND -- 92.5%
    ALLEGANY COUNTY, PUBLIC
     IMPROVEMENTS GO, AMBAC
       5.300%, 03/01/12                             $1,190            $1,177
    ANNE ARUNDEL COUNTY GO
       5.000%, 09/01/10                              1,500             1,474
    ANNE ARUNDEL COUNTY, PUBLIC
     IMPROVEMENTS GO
       6.000%, 09/01/06                              2,560             2,720
    BALTIMORE COUNTY, PENSION
     FUNDING GO
       5.125%, 08/01/13                              1,000               959
    BALTIMORE COUNTY, PUBLIC
     IMPROVEMENTS GO
       5.500%, 06/01/16                              2,000             1,957
    BALTIMORE GO, SERIES B, MBIA
       7.000%, 10/15/03                              1,000             1,086
    BALTIMORE, AUTO PARKING
     RB, FGIC
       5.250%, 07/01/17                              1,000               946
    BALTIMORE, CONVENTION CENTER
     RB, MBIA
       5.000%, 09/01/09                              2,000             1,977
    BALTIMORE, PORT FACILITIES RB,
     DUPONT PROJECT
       6.500%, 10/01/11                              1,000             1,062
    BALTIMORE, WATER PROJECT RB,
     SERIES A, FGIC
       5.500%, 07/01/26                              1,500             1,406
    CALVERT COUNTY, POLLUTION
     CONTROL RB, BALTIMORE GAS &
     ELECTRIC COMPANY PROJECT
       5.550%, 07/15/14                              2,500             2,444

                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    CALVERT COUNTY, PUBLIC &
     SCHOOL IMPROVEMENTS GO
       5.750%, 01/01/11                            $1,900          $  1,959
    CARROLL COUNTY, REFUNDING
     RB, ASSET
       5.375%, 01/01/16                              2,000             1,890
    CHARLES COUNTY GO
       5.700%, 03/01/10                                750               773
    FREDERICK COUNTY GO, SERIES B
       6.300%, 07/01/08                              2,000             2,110
    FREDERICK COUNTY, RETIREMENT
     COMMUNITY RB,
     BUCKINGHAMS CHOICE
       5.900%, 01/01/17                              1,000               906
    FREDERICK GO, FGIC
       6.125%, 12/01/06                              1,000             1,054
       6.125%, 12/01/07                                500               525
    GAITHERSBURG, HOSPITAL &
     NURSING HOME IMPROVEMENTS
     RB, SHADY GROVE, FSA
       6.000%, 09/01/22                              1,000             1,000
    HARFORD COUNTY GO
       5.500%, 12/01/08                              1,895             1,959
    HOWARD COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A
       5.200%, 02/15/04                              1,000             1,024
    LAUREL GO, FGIC
       5.000%, 10/01/07                              1,000             1,004
    MARYLAND NATIONAL PARKS &
     PLANNING COMMISSION RB
       5.375%, 01/15/14                              1,950             1,904
    MARYLAND STATE & LOCAL
     FACILITIES AUTHORITY GO
       5.000%, 08/01/09                              1,000               996
       5.000%, 08/01/10                              1,200             1,185
    MARYLAND STATE & LOCAL
     FACILITIES AUTHORITY GO,
     SECOND SERIES AA
       5.500%, 06/01/08                              1,500             1,551
    MARYLAND STATE COMMUNITY
     DEVELOPMENT ADMINISTRATION
     RB, HOUSING & COMMUNITY
     DEVELOPMENT
       5.050%, 04/01/08                              1,000               989
       5.600%, 03/01/17                              1,000               980
    MARYLAND STATE DEPARTMENT OF
     TRANSPORTATION RB, PUBLIC
     IMPROVEMENTS, PRE-REFUNDED
     @ 100.75 (A)
       6.100%, 09/01/00                              1,000             1,025
    MARYLAND STATE ECONOMIC
     DEVELOPMENT CORPORATION RB,
     HEALTH CARE FACILITIES, GNMA
       4.650%, 12/20/08                                905               854



                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    MARYLAND STATE ECONOMIC
     DEVELOPMENT CORPORATION RB,
     STUDENT HOUSING
       5.600%, 06/01/10                             $1,000            $  961
    MARYLAND STATE GO
       6.100%, 10/15/06                              1,500             1,566
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB
       4.750%, 11/01/14                              1,600             1,436
       5.625%, 07/01/18                              1,500             1,311
       5.125%, 07/01/20                              2,000             1,795
       4.750%, 05/15/33                              2,000             1,565
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, BROADMEAD
       5.500%, 07/01/17                              2,505             2,320
    MARYLAND STATE HEALTH &
     HIGHER EDUCATION FACILITIES
     AUTHORITY RB, DOCTORS
     COMMUNITY HOSPITAL
       5.500%, 07/01/24                              2,500             2,075
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, HELIX HEALTH ISSUE, RB,
     AMBAC, ETM
       5.000%, 07/01/27                              2,500             2,197
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, HOWARD COUNTY GENERAL
     HOSPITAL PROJECT
       5.500%, 07/01/13                              1,000             1,012
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, JOHNS HOPKINS MEDICINE,
     MBIA
       5.000%, 07/01/19                              1,500             1,341
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, JOHNS HOPKINS UNIVERSITY
       5.250%, 07/01/17                              2,000             1,882
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, KENNEDY KRIEGER
       5.125%, 07/01/22                              2,000             1,635
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, LOYOLA COLLEGE PROJECT,
     SERIES A, MBIA
       5.375%, 10/01/11                                950               954
       5.375%, 10/01/26                              1,500             1,382
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, MBIA
       5.300%, 10/01/18                                460               430

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999

                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, MEDLANTIC/HELIX, SERIES A
       5.250%, 08/15/12                             $1,175            $1,147
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, MERCY MEDICAL CENTER
     PROJECT, AMBAC
       5.750%, 07/01/15                              2,000             1,992
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, NORTH ARUNDEL PROJECT,
     MBIA
       6.000%, 07/01/12                                500               522
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, PENINSULA REGIONAL MEDICAL
     CENTER PROJECT
       5.000%, 07/01/08                              1,000               955
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, PICKERSGILL PROJECT, SERIES A
       6.000%, 01/01/15                              1,500             1,487
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, SERIES A
       5.250%, 08/15/11                              2,000             1,972
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, UNIVERSITY OF MARYLAND
     MEDICAL SYSTEMS PROJECT,
     SERIES A, PRE-REFUNDED
     @ 102, FGIC (A)
       7.000%, 07/01/01                              1,000             1,064
    MARYLAND STATE HEALTH & HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, UPPER CHESAPEAKE
     HEALTH, FSA
       5.375%, 01/01/28                              1,500             1,376
    MARYLAND STATE HOUSING RB,
     SECOND SERIES
       5.000%, 04/01/17                              1,000               905
    MARYLAND STATE STADIUM
     AUTHORITY RB, AMBAC
       5.500%, 03/01/12                              1,000             1,004
    MARYLAND STATE STATE & LOCAL
     FACILITIES GO
       5.000%, 07/15/05                              2,000             2,030
    MARYLAND STATE TRANSPORTATION
     AUTHORITY RB
       5.750%, 07/01/15                              3,000             2,970


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------

    MARYLAND STATE TRANSPORTATION
     AUTHORITY RB, BALTIMORE/
     WASHINGTON INTERNATIONAL
     AIRPORT PROJECT, FGIC
       6.000%, 07/01/07                             $1,000            $1,060
    MARYLAND STATE WATER QUALITY
     FINANCING ADMINISTRATION
     RB, REVOLVING LOAN FUND,
     SERIES A
       5.500%, 09/01/12                              1,250             1,252
       6.550%, 09/01/14                                945               980
    MONTGOMERY COUNTY GO
       5.375%, 05/01/11                              2,000             2,017
    MONTGOMERY COUNTY, PARKING
     AUTHORITY RB, SILVER SPRINGS
     PARKING LOT PROJECT,
     SERIES A, FGIC
       6.250%, 06/01/09                                500               526
    MONTGOMERY COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A
       5.500%, 10/01/06                              1,000             1,037
       5.800%, 07/01/07                              1,000             1,057
       4.875%, 05/01/12                              2,000             1,902
    MONTGOMERY COUNTY, PUBLIC
     IMPROVEMENTS GO, SERIES A,
     PRE-REFUNDED @ 102 (A)
       6.000%, 10/01/04                              2,000             2,153
    PRINCE GEORGES COUNTY, PUBLIC
     IMPROVEMENTS GO, FSA
       5.500%, 10/01/10                              2,000             2,043
    PRINCE GEORGES COUNTY, PUBLIC
     IMPROVEMENTS GO, MBIA
       5.500%, 03/15/16                              1,000               986
    PRINCE GEORGES COUNTY, PUBLIC
     IMPROVEMENTS GO,
     SERIES A, MBIA
       6.000%, 03/01/07                              1,450             1,508
    PRINCE GEORGES COUNTY, SOLID
     WASTE MANAGEMENT SYSTEM
     RB, FSA
       5.000%, 06/15/04                              1,000             1,009
    PRINCE GEORGES COUNTY, WATER
     UTILITY IMPROVEMENTS GO,
     STORMWATER MANAGEMENT PROJECT
       5.500%, 03/15/13                              2,575             2,552
    QUEEN ANNES COUNTY, PUBLIC
     FACILITIES GO, FGIC
       5.400%, 11/15/11                              1,000             1,003

FIXED INCOME PORTFOLIOS

MARYLAND TAX-FREE PORTFOLIO CONTINUED


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    QUEEN ANNES COUNTY, SCHOOL &
     RECREATIONAL FACILITIES
     IMPROVEMENTS GO, FGIC
       6.000%, 11/15/08                             $1,000          $  1,069
    ST. MARY'S COUNTY, ACADEMIC &
     AUXILIARY FACILITIES RB, MBIA
       5.250%, 09/01/27                              2,000             1,798
    UNIVERSITY OF MARYLAND,
     AUXILIARY FACILITY &
     TUITION RB, SERIES A
       5.000%, 04/01/10                              2,000             1,963
    UNIVERSITY OF MARYLAND, LOAN
     PROGRAM RB, SECOND SERIES
       6.000%, 06/01/05                                500               525
    UNIVERSITY OF MARYLAND,
     MEDICAL SYSTEMS PROJECT RB,
     SERIES A
       5.500%, 04/01/10                              2,000             2,045
    WASHINGTON COUNTY, PUBLIC
     IMPROVEMENTS GO, MBIA
       5.800%, 01/01/15                              1,250             1,280
    WASHINGTON, SUBURBAN
     SANITATION DISTRICT GO,
     SEWER IMPROVEMENTS
       5.300%, 06/01/08                              1,000             1,011
       5.600%, 06/01/18                              1,000               976
--------------------------------------------------------------------------------
    TOTAL MARYLAND                                                 $113,934
--------------------------------------------------------------------------------
    PUERTO RICO -- 5.4%
    COMMONWEALTH OF PUERTO RICO,
     PUBLIC IMPROVEMENTS GO,
     MBIA
       6.250%, 07/01/12                              1,000             1,083
       4.875%, 07/01/23                              2,000             1,713
    PUERTO RICO ELECTRIC POWER
     AUTHORITY RB, MBIA
       5.250%, 07/01/13                              1,500             1,464
       5.250%, 07/01/15                              1,000               960
    PUERTO RICO PUBLIC FINANCE
     AUTHORITY RB, AMBAC
       5.375%, 06/01/19                              1,500             1,436
--------------------------------------------------------------------------------
    TOTAL PUERTO RICO                                               $  6,656
--------------------------------------------------------------------------------
    TEXAS -- 0.4%
    AUSTIN, UTILITY SYSTEMS RB,
     SERIES A
       9.100%, 05/15/00                                310               318
    AUSTIN, UTILITY SYSTEMS RB,
     SERIES A, ETM
       9.100%, 05/15/00                                190               195
--------------------------------------------------------------------------------
    TOTAL TEXAS                                                     $    513
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
    (Cost $124,504)                                                 $121,103
--------------------------------------------------------------------------------



                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.6%
    DREYFUS TAX-EXEMPT CASH
     MANAGEMENT FUND                                  $674          $    674
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (Cost $674)                                                     $    674
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.9%
    (Cost $125,178)                                                 $121,777
================================================================================
OTHER ASSETS AND LIABILITIES, NET-- 1.1%                            $  1,392
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 9,564,189 outstanding
   shares of beneficial interest                                    $ 92,681
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value) based on
   3,323,930 outstanding shares of
   beneficial interest                                               33,643
Portfolio Shares of Retail Class B (unlimited
   authorization -- no par value)
   based on 5,184 outstanding shares
   of beneficial interest                                                 50
Undistributed net investment income                                        1
Accumulated net realized gain on investments                             195
Net unrealized depreciation on investments                            (3,401)
================================================================================
TOTAL NET ASSETS-- 100.0%                                           $123,169
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                          $   9.55
================================================================================
NET ASSET VALUE AND REDEMPTION PRICE
    PER SHARE -- RETAIL CLASS A                                     $   9.55
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($9.55 / 95.50%)                                 $  10.00
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- RETAIL CLASS B                                $   9.56
================================================================================

(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.

ETM--ESCROWED TO MATURITY

GO--GENERAL OBLIGATION

RB--REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.

AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

ASSET--ASSET GUARANTY

FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION

FSA--FINANCIAL SECURITY ASSURANCE

GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999


PENNSYLVANIA TAX-FREE PORTFOLIO

STATEMENTS OF NET ASSETS

[pie chart omitted]

% OF TOTAL PORTFOLIO INVESTMENTS

Revenue Bonds -- 78%
General Obligations -- 20%
Cash Equivalents -- 2%


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 97.3%
    PENNSYLVANIA -- 97.3%
    ALLEGHENY COUNTY GO,
     SERIES C-45, FGIC
       5.100%, 10/01/07                             $5,000            $5,019
    ALLEGHENY COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, MBIA
       6.800%, 03/01/15                              3,500             3,706
    ALLEGHENY COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, USX PROJECT
       6.100%, 01/15/18                              5,255             5,051
    ALLENTOWN, SACRED HEART
     HOSPITAL RB, SERIES A
       6.500%, 11/15/08                              2,665             2,725
    BETHLEHEM AREA SCHOOL
     IMPROVEMENTS RB, FGIC
       5.500%, 09/01/08                              3,000             3,067
    BUCKS COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY
     RB, ETM
      10.000%, 05/15/19                              4,775             7,037
    BURRELL, SCHOOL DISTRICT
     GO, FGIC
       5.250%, 11/15/10                              4,000             4,085
    CHESTER COUNTY, HEALTH &
     EDUCATION FACILITIES
     AUTHORITY RB, CHESTER
     COUNTY HOSPITAL, MBIA
       5.500%, 07/01/07                                965               990
       5.625%, 07/01/09                              1,985             2,030
       5.625%, 07/01/10                              1,675             1,700
    CHESTER COUNTY, HEALTH &
     EDUCATION FACILITIES AUTHORITY
     RB, IMMACULATA COLLEGE
       5.600%, 10/15/18                              1,000               904
       5.625%, 10/15/27                              1,000               882


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    CHESTER COUNTY, HEALTH &
     EDUCATION FACILITIES AUTHORITY
     RB, MAIN LINE HEALTH SYSTEMS,
     MBIA
       5.300%, 05/15/07                             $3,045            $3,079
    CUMBERLAND COUNTY, MESSIAH
     COLLEGE PROJECT RB, AMBAC
       5.125%, 10/01/15                              2,800             2,551
    DAUPHIN COUNTY, PINNACLE
     HEALTH SYSTEM PROJECT
     RB, MBIA
       5.100%, 05/15/08                                830               825
       5.200%, 05/15/09                                910               904
    DELAWARE COUNTY, CATHOLIC
     HEALTH SYSTEMS EAST RB,
     SERIES A, AMBAC
       4.875%, 11/15/14                              3,910             3,490
    DELAWARE COUNTY, COMMUNITY
     HOSPITAL AUTHORITY RB,
     AMBAC
       6.000%, 12/15/20                              4,000             3,660
    DELAWARE COUNTY, DUNWOODY
     VILLAGE PROJECT RB
       5.550%, 04/01/06                                300               302
    INDIANA COUNTY, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     POLLUTION CONTROL
       6.000%, 06/01/06                              1,500             1,588
    LANCASTER COUNTY, HOSPITAL
     AUTHORITY RB, MASONIC
     HOMES PROJECT
       4.750%, 11/15/02                              1,000               996
    LANCASTER COUNTY, SOLID
     WASTE MANAGEMENT
     AUTHORITY RB, AMBAC
       5.375%, 12/15/15                              4,000             3,820
    LEHIGH COUNTY, MUHLENBERG
     HOSPITAL CENTER PROJECT
     RB, ETM, GOH
       5.750%, 07/15/10                              1,270             1,321
       5.750%, 07/15/10                              1,730             1,799
    LEHIGH COUNTY, PUBLIC
     IMPROVEMENTS PROJECT GO,
     SERIES A, CNTY GTD
       5.500%, 11/15/11                              2,000             2,017
       5.550%, 11/15/12                              2,100             2,110
    MONTGOMERY COUNTY, HEALTH
     & HIGHER EDUCATION
     AUTHORITY RB, AMBAC
       5.250%, 10/01/04                              2,070             2,117
       5.500%, 10/01/08                              1,275             1,304

FIXED INCOME PORTFOLIOS

PENNSYLVANIA TAX-FREE PORTFOLIOS CONTINUED

                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    MONTGOMERY COUNTY, HEALTH &
     HIGHER EDUCATION AUTHORITY
     RB, BEAVER COLLEGE PROJECT,
     CONLEE
       5.700%, 04/01/10                             $  500            $  512
    NORRISTOWN, SCHOOL DISTRICT
     AUTHORITY GO, FGIC
       5.500%, 09/01/14                                500               489
    NORTHAMPTON COUNTY, HIGHER
     EDUCATION AUTHORITY RB,
     LEHIGH UNIVERSITY, MBIA
       5.750%, 08/15/03                              2,710             2,815
    PARKLAND, SCHOOL DISTRICT
     GO, FGIC
       5.000%, 09/01/18                              5,000             4,375
    PENNSYLVANIA CONVENTION
     CENTER AUTHORITY
     RB, ETM, FGIC
       6.000%, 09/01/19                              5,410             5,545
    PENNSYLVANIA INTERGOVERNMENTAL
     COOPERATIVE AUTHORITY
     RB, PHILADELPHIA FUNDING
     PROGRAM, FGIC
       5.400%, 06/15/09                              4,845             4,887
    PENNSYLVANIA STATE CONVENTION
     CENTER AUTHORITY RB,
     SERIES A, ETM, FGIC
       6.700%, 09/01/16                              3,075             3,394
    PENNSYLVANIA STATE ECONOMIC
     DEVELOPMENT AUTHORITY RB,
     AMBAC
       6.000%, 07/01/06                              3,000             3,169
       6.000%, 07/01/07                              5,000             5,288
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, AMBAC
       5.000%, 06/15/19                              5,000             4,331
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, DREXEL UNIVERSITY
       6.000%, 05/01/24                              4,075             3,932
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, DREXEL UNIVERSITY, MBIA
       5.750%, 05/01/03                              2,535             2,627
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, SERIES B
       5.350%, 01/01/08                              3,750             3,628
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, TEMPLE UNIVERSITY, MBIA
       5.000%, 04/01/29                              6,000             5,040



                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, UNIVERSITY OF PENNSYLVANIA
     HEALTH SERVICES PROJECT,
     SERIES A
       5.500%, 01/01/09                             $3,000            $2,903
    PENNSYLVANIA STATE HIGHER
     EDUCATION FACILITIES AUTHORITY
     RB, UNIVERSITY OF
     PENNSYLVANIA PROJECT
       5.600%, 01/01/10                                500               484
    PENNSYLVANIA STATE HOSPITAL
     RB, GEISINGER HEALTH SYSTEMS
       5.000%, 08/15/28                              4,990             4,017
    PENNSYLVANIA STATE HOUSING
     FINANCE AGENCY RB, SERIES A
       6.000%, 10/01/13                              1,500             1,519
    PENNSYLVANIA STATE INFRASTRUCTURE
     INVESTMENT AUTHORITY RB,
     WATER UTILITY IMPROVEMENTS,
     MBIA
       5.250%, 09/01/07                              2,720             2,757
    PENNSYLVANIA STATE PUBLIC
     IMPROVEMENTS GO, SECOND
     SERIES, FGIC
       5.375%, 11/15/07                              5,000             5,125
    PENNSYLVANIA STATE UNIVERSITY
     RB, GOI
       5.300%, 08/15/03                              5,000             5,119
    PHILADELPHIA GO, FGIC
       5.125%, 05/15/14                              5,000             4,638
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB
       5.250%, 07/01/17                              1,000               931
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     FRANKLIN INSTITUTE PROJECT
       5.200%, 06/15/18                              2,100             1,885
       5.200%, 06/15/26                              3,100             2,604
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     GIRARD ESTATE COAL MINING
     PROJECT
       5.500%, 11/15/16                              3,590             3,496
    PHILADELPHIA, INDUSTRIAL
     DEVELOPMENT AUTHORITY RB,
     SERIES A, MBIA
       6.000%, 02/15/07                              1,365             1,443
    PHILADELPHIA, JEFFERSON HEALTH
     SYSTEMS RB, MBIA
       5.500%, 05/15/05                              1,000             1,013
    PHILADELPHIA, JUSTICE LEASE
     AUTHORITY RB, SERIES A, MBIA
       7.100%, 11/15/06                              4,095             4,397

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999

                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    PHILADELPHIA, SCHOOL DISTRICT
     GO, SERIES A, MBIA
       5.300%, 07/01/04                            $3,000          $  3,075
    PHILADELPHIA, TEMPLE
     UNIVERSITY HOSPITAL RB,
     SERIES A
       6.625%, 11/15/23                              5,100             4,928
    PHILADELPHIA, WATER &
     WASTEWATER RB, MBIA
       6.250%, 08/01/07                              3,000             3,229
       6.250%, 08/01/08                              2,150             2,317
    PHILADELPHIA, WATER &
     WASTEWATER RB,
     SERIES A, AMBAC
       5.000%, 08/01/22                              5,000             4,275
    PITTSBURGH & ALLEGHENY
     COUNTIES, PUBLIC AUDITORIUM
     RB, AMBAC
       5.250%, 02/01/17                              5,000             4,594
    RIDLEY PARK, TAYLOR HOSPITAL RB,
     SERIES A, ETM
       6.000%, 12/01/05                                755               775
    SCRANTON-LACKAWANNA, MERCY
     HEALTH HOSPITAL FACILITIES
     RB, SERIES B, MBIA
       5.625%, 01/01/16                              2,000             1,938
    WEST MIFFLIN, PENNSYLVANIA AREA
     SCHOOL DISTRICT GO, FGIC
       4.875%, 02/15/23                              5,000             4,169
    WEST SHORE, HOLY SPIRIT HOSPITAL
     PROJECT RB, MBIA
       5.600%, 01/01/13                                500               497
--------------------------------------------------------------------------------
    TOTAL PENNSYLVANIA                                              $191,239
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
    (Cost $199,305)                                                 $191,239
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 1.9%
    BLACKROCK PENNSYLVANIA
     MUNICPAL MONEY MARKET
     PORTFOLIO                                       3,653             3,653
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (Cost $3,653)                                                  $  3,653
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.2%
    (Cost $202,958)                                                 $194,892
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.8%                           $  1,554
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 20,300,995 outstanding
   shares of beneficial interest                                    $201,753
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value) based on
   423,326 outstanding shares of beneficial
   interest                                                            4,272
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value) based on
   5,462 outstanding shares of beneficial
   interest                                                               53
Undistributed net investment income                                        2
Accumulated net realized loss on investments                          (1,568)
Net unrealized depreciation on investments                            (8,066)
================================================================================
TOTAL NET ASSETS -- 100.0%                                          $196,446
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS                           $   9.48
================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
    SHARE -- RETAIL CLASS A                                         $   9.47
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($9.47 / 95.50%)                                 $   9.92
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS B                               $   9.48
================================================================================

ETM--ESCROWED TO MATURITY

GO--GENERAL OBLIGATION

RB--REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR SECURITIES LISTED ABOVE, AS INDICATED.

AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

CNTY GTD--COUNTY GUARANTEED

CONLEE--COLLEGE CONSTRUCTION LOAN INSURANCE ASSOCIATION

FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION

GOH--GENERAL OBLIGATION OF HOSPITAL

GOI--GENERAL OBLIGATION OF INSTITUTION

MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

INTERMEDIATE FIXED INCOME PORTFOLIO

[photo omitted]

SUSAN L. SCHNAARS, CFA
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

SUSAN L. SCHNAARS, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. SHE IS THE PORTFOLIO MANAGER OF THE INTERMEDIATE FIXED INCOME PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO, AND PENNSYLVANIA TAX-FREE PORTFOLIO. SHE HAS 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.



REVIEW AND OUTLOOK

     We continue to follow our core strategy, positioning the Portfolio with a bias for the spread sectors of the market, emphasizing the corporate, mortgage and asset-backed sectors. The effective duration of the Portfolio at October 31, 1999 was 3.55 years. Effective duration is a measurement of the sensitivity of the Portfolio to changes in interest rate.

     So far this year, the Federal Reserve has taken back two of the three 1/4% reductions in the targeted Fed Funds rate that it bestowed on the market last fall. Uncertainty about the possibility of an additional increase in interest rates continues to cloud the market. The yield curve has flattened during the past six months with long-term interest rates rising 75 basis points, and the yield on the ten-year Treasury note rising 90 basis points. The rise in interest rates across the yield curve over the past year has caused bond prices to depreciate enough to nearly erode the coupon returns/interest income generated by bonds. Intermediate-term bonds fared better than longer-term bonds as interest rates rose. Total returns in most long-duration segments of the broad fixed income markets are negative on a 12-month basis; however, short- and intermediate-duration assets have managed to generate a slightly positive return. Spread widening, primarily due to the prospects of a flood of new issues and thin liquidity in the market, as well as rising interest rates and swap spread volatility, have hurt the corporate sector. Short-duration, high-quality asset-backed securities, as well as mortgage-backed securities, continue to perform very well on a relative basis. During the past six months we have taken advantage of wider spreads and the weaker market by adding select names in the corporate, asset-backed and agency sectors, emphasizing quality and liquidity.

     In the weeks just prior to the end of the first six months of the fiscal year, corporate spreads have begun to stabilize and in some cases improved as supply fears have somewhat abated. We expect that supply will be slow going into the end of the year as investors and corporations focus on and anticipate year-end, and we expect technical factors in the sector to improve, leading to better performance in the corporate sector. Mortgage-backed and asset-backed securities continue to add value to the Portfolio as the expectations for prepayments have slowed with the onset of higher interest rates.

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999


     In anticipation of increased interest rate volatility, as well as higher interest rates, we are keeping the duration of the Portfolio relatively neutral to that of the broad intermediate government/corporate segment of the bond market. We expect that the Federal Reserve will raise short-term interest rates an additional 25 basis points as early as the fourth quarter. We anticipate that growth may remain strong through the end of the year as global economies continue to show signs of growth and the manufacturing and consumer sectors remain strong. Inflation should continue to remain benign, but any indication that prices or wages are headed higher will cause volatility in interest rates.


PERFORMANCE AS OF
OCTOBER 31, 1999

                                                     LEHMAN          LEHMAN            LIPPER
                                                 INTERMEDIATE      INTERMEDIATE     INTERMEDIATE
                              INSTITUTIONAL       GOV'T/CORP       GOVERNMENT        INVESTMENT
                                  CLASS              BOND             BOND           GRADE DEBT
----------------------------------------------------------------------------------------------------
ONE YEAR
TOTAL RETURN                      -0.22%             0.99%            0.82%            -0.07%
----------------------------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
INCEPTION TO DATE                  4.87%              N/A             N/A                N/A
----------------------------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

Institutional Class shares were offered beginning November 15, 1996.

Performance shown in the table begins at the inception date.

The performance of the Lehman Intermediate Government Bond Index and the Lehman Intermediate Government/Corporate Bond Index does not include operating expenses that are incurred by the Portfolio.



STATEMENTS OF NET ASSETS

[pie chart omitted]

% OF TOTAL PORTFOLIO INVESTMENTS

Corporate Obligations -- 38%
U.S. Treasury Obligations -- 31%
U.S. Government Mortgage-Backed Obligations -- 11%
Asset-Backed Securities -- 10%
U.S. Government Agency Obligations -- 5%
Yankee Bonds -- 2%
Repurchase Agreements -- 2%
Preferred Convertible Stock -- 1%


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 31.4%
    U.S. TREASURY NOTES
       6.375%, 01/15/00                             $5,000           $ 5,010
       7.500%, 11/15/01                              3,000             3,094
       6.250%, 02/28/02                              5,500             5,547
       5.500%, 03/31/03                              3,000             2,959
       5.375%, 06/30/03                              1,000               981
       7.875%, 11/15/04                              7,500             8,078
       6.500%, 05/15/05                              2,000             2,036
       6.250%, 02/15/07                              6,000             6,023
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $34,094)                                                   $33,728
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.7%
    FEDERAL HOME LOAN BANK
       7.100%, 03/23/05                              2,000             1,989
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.000%, 05/15/08                              3,260             3,115
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $5,321)                                                    $ 5,104
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 11.5%
    FEDERAL HOME LOAN BANK,
     REMIC
       6.634%, 02/20/04                                200               200
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.500%, 05/01/08                                573               562
       6.500%, 10/01/08                              2,064             2,024
       6.500%, 07/01/09                              2,716             2,664
       6.000%, 04/01/11                              1,811             1,741

FIXED INCOME PORTFOLIOS

INTERMEDIATE FIXED INCOME PORTFOLIO CONTINUED


    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       6.250%, 07/25/08                             $1,590           $ 1,552
       6.000%, 11/25/28                              1,169             1,151
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION
       7.000%, 02/15/29                              1,132             1,111
    STUDENT LOAN MARKETING ASSOCIATION,
     REMIC (A)
       5.825%, 04/25/07                              1,353             1,346
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
    MORTGAGE-BACKED OBLIGATIONS
    (Cost $12,620)                                                   $12,351
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 40.4%
    360 COMMUNICATIONS
       7.500%, 03/01/06                              1,385             1,392
    ASSOCIATES NA, MTN
       8.430%, 11/23/01                              1,000             1,032
    AT&T
       6.000%, 03/15/09                              1,500             1,387
    AT&T CAPITAL
       6.750%, 12/01/00                              2,130             2,143
    BANK OF NEW YORK
       6.625%, 06/15/03                              1,500             1,489
    BANKAMERICA, MTN
       7.125%, 05/12/05                              1,500             1,491
    CABLE & WIRELESS
     COMMUNICATIONS
       6.375%, 03/06/03                              1,000             1,001
    CANADIAN NATIONAL RAILWAY, YB
       6.450%, 07/15/06                              1,545             1,460
    COLUMBUS SOUTHERN POWER,
     MTN
       6.510%, 02/01/08                              1,250             1,200
    COMCAST CABLEVISION
       8.375%, 05/01/07                              1,000             1,055
    COMMERCIAL CREDIT
       7.750%, 03/01/05                              1,285             1,314
    CONSECO
       6.400%, 02/10/03                              1,000               944
    CSC HOLDINGS, SERIES B
       8.125%, 08/15/09                              1,000             1,001
    DILLARD'S
       6.690%, 08/01/07                              1,370             1,274
    FEDERAL-MOGUL
       7.750%, 07/01/06                                750               702
    FIRST CHICAGO, MTN
       6.700%, 03/15/02                              1,500             1,500
    FIRST UNION
       8.770%, 11/15/04                              1,350             1,352
    FRED MEYER
       7.375%, 03/01/05                              1,000               989


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    GOLDEN STATE ESCROW
       7.125%, 08/01/05                             $1,000           $   917
    H.F. AHMANSON, WASHINGTON
     MUTUAL
       9.875%, 11/15/99                              1,500             1,502
    MERITA BANK, YB
       6.500%, 01/15/06                              1,350             1,279
    MERRILL LYNCH
       7.200%, 10/15/12                              1,500             1,508
    MOTOROLA
       7.600%, 01/01/07                              1,850             1,901
    NATIONAL RURAL UTILITIES
       7.300%, 09/15/06                              1,250             1,252
    NORWEST FINANCIAL
       6.375%, 09/15/02                              1,370             1,356
    ORYX ENERGY
       8.375%, 07/15/04                              1,000             1,041
    PROGRESSIVE
       6.600%, 01/15/04                                550               542
    SARA LEE, MTN
       6.150%, 06/19/08                              1,700             1,609
    SPRINT CAPITAL
       6.125%, 11/15/08                              1,500             1,388
    STAR BANK NA-CINCINNATI
       6.375%, 03/01/04                              1,455             1,413
    STORAGE USA
       7.125%, 11/01/03                              1,000               960
    SUNTRUST BANKS
       7.375%, 07/01/06                             1,500             1,517
    TIME WARNER
       9.125%, 01/15/13                              1,225             1,383
    WORLDCOM
       7.750%, 04/01/07                              1,000             1,036
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $44,622)                                                   $43,330
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 9.8%
    EQCC HOME EQUITY LOAN TRUST,
     SERIES 1999-1, CLASS A3F
       5.915%, 11/20/24                              1,525             1,483
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-3, CLASS A4
       6.840%, 10/20/13                                679               678
    KEY AUTO FINANCE TRUST,
     SERIES 1999-1, CLASS A3
       5.630%, 07/15/03                              1,915             1,892
    PP&L TRANSITION BOND
     COMPANY LLC, SERIES 1999-1,
     CLASS A1
       6.080%, 03/25/03                              1,000               996

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    PREMIER AUTO TRUST,
     SERIES 1996-2, CLASS A4
       6.575%, 10/06/00                              $ 365          $    366
    PREMIER AUTO TRUST,
     SERIES 1998-4, CLASS A3
       5.690%, 06/08/02                                605               599
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21                              1,427             1,425
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF5
       6.555%, 12/15/38                              1,620             1,566
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1998-B,
     CLASS AF4
       6.115%, 06/15/21                              1,530             1,491
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $10,680)                                                  $ 10,496
--------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCK -- 0.8%
    SPG PROPERTIES                                  20,000               863
--------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCK
    (Cost $1,012)                                                       $863
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%
    FIRST BOSTON
     5.330%, dated 10/29/99,
     matures 11/01/99,
     repurchase price $1,888,096
     (collateralized by U.S.
     Government Agency
     Instrument: total market
     value $1,949,951)                               1,887             1,887
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $1,887)                                                   $  1,887
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.4%
    (Cost $110,236)                                                 $107,759
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (0.4%)                         $   (404)
================================================================================


                                                                    MARKET
DESCRIPTION                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 11,131,416 outstanding
   shares of beneficial interest                                    $109,738
Undistributed net investment income                                        1
Accumulated net realized gain on investments                              93
Net unrealized depreciation on investments                            (2,477)
================================================================================
TOTAL NET ASSETS-- 100.0%                                           $107,355
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE-- INSTITUTIONAL CLASS                              $9.64
================================================================================

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1999.

MTN--MEDIUM TERM NOTE

REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT

YB--YANKEE BOND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

U.S. GOVERNMENT BOND PORTFOLIO

[photo omitted]

STEVEN M. GRADOW
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

STEVEN M. GRADOW IS THE MANAGING DIRECTOR OF FIXED INCOME INVESTMENTS FOR ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE INCOME PORTFOLIO AND CO-PORTFOLIO MANAGER OF THE U.S. GOVERNMENT BOND PORTFOLIO AND THE SHORT-TERM BOND PORTFOLIO. HE HAS MORE THAN 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

[photo omitted]

N. BETH VOLK, CFA
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

N. BETH VOLK, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. SHE IS THE CO-PORTFOLIO MANAGER OF THE U.S. GOVERNMENT BOND PORTFOLIO AND OVERSEES CREDIT RESEARCH FOR THE FIXED INCOME GROUP. SHE HAS MORE THAN 18 YEARS OF INVESTMENT RESEARCH AND MANAGEMENT EXPERIENCE.


REVIEW AND OUTLOOK

The two short-term interest rate hikes orchestrated by the Federal Reserve in May and August have yet to take the steam out of the economy. Consumer confidence remains high as evidenced by strong retail sales, and despite a sharp increase in mortgage rates, the housing market also remains robust. While the survey of business activity is pointing towards some downward trend, new factory orders have registered a slight uptick, unemployment remains at a 30-year low, and the global economy is definitely firming. Despite the continued presence of some brewing storm clouds -- rising oil prices, the weak dollar, and a growing trade deficit -- fixed income investors are comforted by well-disciplined inflation. At this point the Fed's tightening only seems to be affecting stock valuations. The recent shift in monetary policy to a negative bias signals the Fed's frustration with the resilience of the economy and, we think, increases the chances of a tightening at the November meeting.

     In the face of a very narrow trading range in yields, performance of the ARK U.S. Government Bond Portfolio has been helped by our duration which remains slightly longer than our benchmark at 4.05 years. Our sector overweightings in the higher-yielding mortgage-backed and asset-backed securities have also contributed positively to our relative performance. Again this quarter we decreased our weighting in longer-dated corporates, which had the additional effect of reducing the duration profile of our corporate sector contribution. We reinvested the proceeds in an intermediate-term corporate, thus maintaining our overall sector weighting. Taking advantage of the relative stability of interest rates and their higher yield, we added to our exposure to short-term floating-rate agencies. These two actions helped our relative performance, increased our overall weighting in intermediate duration instruments, and retained the Portfolio's quality at a strong AA1.


PERFORMANCE AS OF
OCTOBER 31, 1999

                                                                      LEHMAN               LIPPER
                                   INSTITUTIONAL     RETAIL        INTERMEDIATE         INTERMEDIATE
                                       CLASS        CLASS A*      GOV'T/CORP BOND        U.S. GOV'T
----------------------------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN                           0.14%         0.29%           0.99%               -0.83%
----------------------------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN WITH LOAD                  N/A         -4.22%            N/A                  N/A
----------------------------------------------------------------------------------------------------
ANNUALIZED 3 YEAR
 TOTAL RETURN                           4.52%         7.15%           5.80%                5.00%
----------------------------------------------------------------------------------------------------
 ANNUALIZED 3 YEAR
 TOTAL RETURN WITH LOAD                  N/A          5.52%            N/A                  N/A
----------------------------------------------------------------------------------------------------
 ANNUALIZED TOTAL RETURN
 INCEPTION TO DATE                      4.79%         6.99%            N/A                  N/A
----------------------------------------------------------------------------------------------------
 ANNUALIZED TOTAL RETURN
 INCEPTION TO DATE WITH LOAD             N/A          5.63%            N/A                  N/A
----------------------------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

For Institutional Class Shares, performance presented prior to March 22, 1998 reflects the performance of the Marketvest Intermediate U.S. Government Bond Fund shares, which were offered beginning March 31, 1996. Retail Class A shares were offered beginning April 1, 1998 and performance shown for the periods indicated is higher than normally expected due to the impact of the opening of this class. Performance for Retail Class A shares reflects the deduction of the 4.50% sales charge.

The performance shown in the table begins at March 31, 1996 for the Institutional Class and Retail Class A shares.

* Performance shown prior to the inception date of the Retail Class A shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Actual annualized performance since inception for Retail Class A shares is 7.98% without load and 4.86% with load.

The performance of the Lehman Intermediate Government/Corporate Index does not include operating expenses that are incurred by the Portfolio.

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999

STATEMENTS OF NET ASSETS


[pie chart omitted]

% OF TOTAL PORTFOLIO INVESTMENTS

U.S. Government Mortgage-Backed Obligations -- 32%
U.S. Treasury Obligations -- 24%
Corporate Obligations -- 20%
U.S. Government Agency Obligations -- 17%
Asset-Backed Securities -- 5%
Preferred Convertible Stock -- 2%


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 23.9%
    U.S. TREASURY BONDS
       5.500%, 03/31/03                            $18,000           $17,752
       7.500%, 11/15/16                              3,000             3,308
       5.250%, 02/15/29                              1,650             1,428
    U.S. TREASURY NOTES
       5.375%, 02/15/01                             23,000            22,903
       5.500%, 01/31/03                              5,000             4,937
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $51,263)                                                   $50,328
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.1%
    FEDERAL HOME LOAN BANK
       5.375%, 03/02/01                             10,000             9,907
    FEDERAL HOME LOAN BANK (A)
       5.595%, 07/14/00                             10,000             9,978
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       5.750%, 04/15/08                              3,000             2,818
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.000%, 05/15/08                              6,500             6,212
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, MTN
       6.470%, 09/25/12                              7,500             7,213
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $37,370)                                                   $36,128
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 31.7%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       6.000%, 03/01/13                             17,268            16,605
       6.250%, 01/15/20                             3,000             2,939
       6.250%, 09/15/23                              5,000             4,828
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION, REMIC
       6.000%, 04/15/21                              5,000             4,823


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.500%, 10/25/23                             $3,688           $ 3,674
       7.000%, 09/01/27                              3,095             3,054
       6.500%, 08/01/28                              4,969             4,766
       6.500%, 08/01/28                              2,667             2,558
       6.500%, 08/01/28                              5,560             5,333
       6.500%, 08/31/28                              4,474             4,291
       6.500%, 03/01/29                             4,894             4,690
       6.500%, 03/01/29                              3,907             3,744
       7.000%, 03/01/29                              2,924             2,871
       6.500%, 05/01/29                              2,940             2,818
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
    (Cost $69,204)                                                   $66,994
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 19.4%
    ENTERTAINMENT -- 1.9%
    CSC HOLDINGS
       8.125%, 07/15/09                              1,000             1,001
    ROYAL CARIBBEAN CRUISES, YB
       8.250%, 04/01/05                              3,000             3,060
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                                              $ 4,061
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 7.0%
    AMVESCAP PLC, YB
       6.375%, 05/15/03                              2,500             2,359
    CONSECO
       6.400%, 02/10/03                              3,000             2,831
    GOLDEN STATE ESCROW
       7.000%, 08/01/03                              2,000             1,895
    GREEN TREE FINANCIAL
      10.250%, 06/01/02                              2,000             2,077
    MBNA, MTN (A)
       5.863%, 12/20/99                                800               800
    NEWCOURT CREDIT
       6.875%, 02/16/05                              2,000             1,937
    SPIEKER PROPERTIES LP
       6.750%, 01/15/08                              3,000             2,768
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                                         $14,667
--------------------------------------------------------------------------------
    INDUSTRIAL -- 6.2%
    FEDERAL-MOGUL
       7.750%, 07/01/06                              1,500             1,404
    HUSKY OIL, YB (B)
       7.550%, 11/15/16                              2,000             1,825
    NRG ENERGY
       7.500%, 06/01/09                              2,000             1,895
    SAGA PETROLEUM A.S., YB (B)
       9.125%, 07/15/14                              4,000             4,465
    TENNESSEE GAS PIPELINE
       7.000%, 10/15/28                              1,600             1,432
    UNION PACIFIC
       7.600%, 05/01/05                              2,000             2,008
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                                                 $13,029
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIOS

U.S. GOVERNMENT BOND PORTFOLIO CONTINUED


                                                PRINCIPAL            MARKET
DESCRIPTION                                    AMOUNT (000)        VALUE (000)
--------------------------------------------------------------------------------
    RETAIL -- 0.9%
    FRED MEYER
       7.375%, 03/01/05                             $2,000           $ 1,978
--------------------------------------------------------------------------------
    TOTAL RETAIL                                                     $ 1,978
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 3.4%
    360 COMMUNICATIONS
       7.600%, 04/01/09                              3,000             3,049
    QWEST COMMUNICATIONS
     INTERNATIONAL
       7.250%, 11/01/08                              1,000               965
    SPRINT CAPITAL
       6.125%, 11/15/08                              2,500             2,313
       6.900%, 05/01/19                              1,000               934
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS                            $ 7,261
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $43,605)                                                   $40,996
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 5.3%
    CONTIMORTGAGE HOME EQUITY
     LOAN TRUST, SERIES 1998-2,
     CLASS A6
       6.360%, 11/15/19                              2,500             2,422
    CONTINENTAL HOME EQUITY TRUST,
     SERIES 1998-1, CLASS A6
       6.580%, 12/15/18                              3,000             2,969
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21                              3,773             3,769
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21                              1,965             1,955
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $11,285)                                                  $ 11,115
--------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCK -- 1.6%
    SPG PROPERTIES                                  80,000             3,450
--------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCK
    (Cost $4,032)                                                   $  3,450
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.0%
    (Cost $216,759)                                                 $209,011
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 1.0%                           $  2,176
================================================================================


                                                                    MARKET
DESCRIPTION                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 21,928,731 outstanding
   shares of beneficial interest                                    $219,090
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
   based on 278,520 outstanding shares of
   beneficial interest                                                2,761
Undistributed net investment income                                       37
Accumulated net realized loss on investments                          (2,953)
Net unrealized depreciation on investments                            (7,748)
================================================================================
TOTAL NET ASSETS -- 100.0%                                          $211,187
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                          $   9.51
================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
    SHARE -- RETAIL CLASS A                                         $   9.52
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($9.52 / 95.50%)                                 $   9.97
================================================================================

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1999.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.

MTN--MEDIUM TERM NOTE

REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT

YB--YANKEE BOND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FIXED INCOME PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

INCOME PORTFOLIO

[photo omitted]

STEVEN M. GRADOW
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

STEVEN M. GRADOW IS THE MANAGING DIRECTOR OF FIXED INCOME INVESTMENTS FOR ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE INCOME PORTFOLIO AND CO-PORTFOLIO MANAGER OF THE U.S. GOVERNMENT BOND PORTFOLIO AND THE SHORT-TERM BOND PORTFOLIO. HE HAS MORE THAN 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.



REVIEW AND OUTLOOK
The second half of 1999 saw a continuation of a difficult period for bond markets. The strength of the consumer, together with a renewed vigor within the manufacturing sector, has dampened investor expectations for a slowing economic scenario and the potential for a major rally in the bond markets. This economic strength (5.5% for the third quarter) together with a sustained trade deficit and increasing commodity prices have alarmed the markets. Subsequently, in August, the Federal Reserve raised short-term interest rates by 25 basis points. Despite the continued presence of rising oil prices, a strong housing market and a growing trade deficit, inflation has remained benign. We expect the Federal Reserve to continue to take action to reduce the future threat of inflation, which may warrant another rate hike by February.

      Performance of the ARK Income Portfolio has been helped by a continued overweighting of intermediate corporate and mortgage-backed securities. In the quarter, we liquidated a number of 30-year corporate bonds to add to intermediate corporate and current coupon mortgage positions. These securities, together with a large asset-backed securities weighting, has helped performance through enhancing the yield of the Portfolio. We remain guarded as to the outlook for interest rates and expect to be slightly short of the interest rate exposure versus the index. We are constructive as to the outlook for the performance of corporate and mortgage securities and therefore continue to overweight these areas of the market.


PERFORMANCE AS OF
OCTOBER 31, 1999


                                                                            LEHMAN         Lipper
                                 INSTITUTIONAL   RETAIL        RETAIL      AGGREGATE      CORP. DEBT
                                     CLASS       CLASS A       CLASS B*       BOND         A-RATED
-----------------------------------------------------------------------------------------------------
ONE YEAR
TOTAL RETURN                         -0.03%       -0.10%        -0.74%        0.53%         -0.92%
-----------------------------------------------------------------------------------------------------
ONE YEAR
TOTAL RETURN WITH LOAD                N/A         -4.59%        -5.46%         N/A            N/A
-----------------------------------------------------------------------------------------------------
ANNUALIZED 3 YEAR
TOTAL RETURN                          5.21%        5.03%         5.01%        6.18%          5.40%
-----------------------------------------------------------------------------------------------------
ANNUALIZED 3 YEAR
TOTAL RETURN WITH LOAD                N/A          3.44%         4.12%         N/A            N/A
-----------------------------------------------------------------------------------------------------
ANNUALIZED 5 YEAR
TOTAL RETURN                          7.07%        6.89%         6.95%        7.94%         7.09%
-----------------------------------------------------------------------------------------------------
ANNUALIZED 5 YEAR
TOTAL RETURN WITH LOAD                N/A          5.92%         6.65%         N/A            N/A
-----------------------------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
INCEPTION TO DATE                     5.60%        6.10%         5.50%         N/A            N/A
-----------------------------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
INCEPTION TO DATE WITH LOAD           N/A          5.22%         5.50%         N/A            N/A
-----------------------------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

Institutional Class shares were offered beginning July 16, 1993. Retail Class A shares were offered beginning April 12, 1994. Performance for Retail Class A shares reflects the deduction of the 4.50% sales charge. Retail Class B shares were offered beginning September 14, 1998.

Performance shown in the table begins at July 16, 1993 for Institutional Class and Retail Class B shares, and at April 12, 1994 for Retail Class A shares. Performance in the table for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge.

* Performance shown prior to the inception date of the Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Actual annualized performance since inception for Retail Class B shares is -0.78% without CDSC and -4.10% with CDSC.

The performance of the Lehman Aggregate Bond Index does not include operating expenses that are incurred by the Portfolio.

FIXED INCOME PORTFOLIOS

INCOME PORTFOLIO CONTINUED

STATEMENTS OF NET ASSETS

[pie chart omitted]

% OF TOTAL PORTFOLIO INVESTMENTS

Corporate Obligations -- 37%
U.S. Government Mortgage-Backed Obligations -- 28%
U.S. Treasury Obligations -- 20%
Asset-Backed Securities -- 5%
Yankee Bonds -- 5%
Repurchase Agreements -- 3%
Non-Agency Mortgage-Backed Obligations -- 1%
Preferred Convertible Stock -- 1%


                                        PRINCIPAL         MARKET
DESCRIPTION                            AMOUNT (000)      VALUE (000)
----------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 23.5%
    U.S. TREASURY BONDS
      10.750%, 08/15/05                  $15,000           $18,281
       5.250%, 11/15/28                    5,000             4,295
    U.S. TREASURY NOTES
       6.375%, 09/30/01                    5,000             5,048
       7.500%, 11/15/01                    5,000             5,157
       6.250%, 06/30/02                   20,000            20,173
       6.250%, 08/31/02                    2,500             2,522
       5.750%, 08/15/03                    1,000               992
       7.875%, 11/15/04                   20,000            21,542
       7.500%, 02/15/05                    2,500             2,655
       4.750%, 11/15/08                    2,000             1,808
----------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $82,624)                                         $82,473
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION -- 0.1%
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       8.625%, 11/10/04                      400               400
----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
    OBLIGATION
    (Cost $409)                                            $   400
----------------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 33.3%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       8.500%, 11/01/01                       23                24
       9.000%, 01/01/02                       15                16
       8.000%, 01/01/08                       67                69
      14.750%, 03/01/10                       23                28
       8.500%, 09/01/26                      745               772
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION, GTD
       9.000%, 09/15/08                       21                22

                                          PRINCIPAL         MARKET
DESCRIPTION                              AMOUNT (000)      VALUE (000)
------------------------------------------------------------------------------------------
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       7.000%, 02/01/26                    $ 2,120          $  2,082
       7.000%, 03/01/29                      1,825             1,793
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (A)
       6.500%, 11/01/29                     30,000            28,744
       7.000%, 11/01/29                     35,000            34,365
       7.500%, 11/01/29                     15,000            15,019
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       9.750%, 09/25/18                        306               326
       6.000%, 07/18/26                     10,731             9,873
    GOVERNMENT NATIONAL
     MORTGAGE ASSOCIATION
       7.500%, 05/15/22                        578               579
       7.500%, 10/15/23                      2,440             2,447
       7.500%, 12/15/23                      1,099             1,102
       7.000%, 02/15/24                      3,027             2,969
       7.000%, 05/15/24                      2,977             2,920
       7.000%, 05/15/24                      3,089             3,030
       7.500%, 05/15/24                      2,228             2,234
       7.500%, 10/15/24                      1,825             1,830
       7.000%, 09/20/25                      1,201             1,173
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       7.750%, 06/16/20                      1,000             1,024
    STUDENT LOAN MARKETING
     ASSOCIATION, REMIC (B)
       5.825%, 04/25/07                      4,316             4,292
------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
    MORTGAGE-BACKED OBLIGATIONS
    (Cost $116,913)                                         $116,733
------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 45.1%
    BANKS -- 9.9%
    BANK OF NEW YORK (C)
       7.780%, 12/01/26                      1,500             1,423
    BANKAMERICA, SERIES A (C)
       8.070%, 12/31/26                      2,500             2,430
    CRESTAR FINANCIAL
       8.160%, 12/15/26                      3,500             3,465
    FIRST NATIONAL BANK CHICAGO (B)
       5.380%, 04/13/00                     10,000             9,997
    FIRST UNION NATIONAL BANK (B)
       5.571%, 05/16/00                     10,000             9,999
    MELLON CAPITAL I
       7.720%, 12/01/26                      2,500             2,350
    NATIONSBANK (B)
       5.405%, 04/05/00                      5,000             4,979
------------------------------------------------------------------------------------------
    TOTAL BANKS                                             $ 34,643
------------------------------------------------------------------------------------------

                                  ARK FUNDS SEMI ANNUAL REPORT  OCTOBER 31, 1999

    ENTERTAINMENT -- 2.9%
    COMCAST CABLEVISION
       8.875%, 05/01/17                     $ 2,000           $ 2,215
    COMCAST CABLEVISION, MTN
       8.375%, 05/01/07                       2,725             2,875
    CSC HOLDINGS
       8.125%, 07/15/09                       1,000             1,001
       7.875%, 02/15/18                       2,500             2,369
    TIME WARNER
       7.250%, 10/15/17                       2,000             1,925
-------------------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                                       $10,385
-------------------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 13.8%
    AMERICAN EXPRESS CENTURION (B)
       5.450%, 04/24/00                       5,000             4,996
    GOLDEN STATE ESCROW
       7.000%, 08/01/03                       4,500             4,264
       7.125%, 08/01/05                       2,000             1,834
    GOLDMAN SACHS GROUP, MTN,
     SERIES B (B)
       5.560%, 08/07/00                       8,000             8,000
    MERRILL LYNCH, MTN,
     SERIES B (B)
       5.520%, 03/09/00                      10,000             9,996
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER, EURO MTN,
     SERIES D (B)
       5.661%, 12/19/01                       7,380             7,368
    NEWCOURT CREDIT
       6.875%, 02/16/05                       7,500             7,266
    SPIEKER PROPERTIES LP
       6.750%, 01/15/08                       3,000             2,767
    STORAGE USA
       7.125%, 11/01/03                       2,000             1,920
-------------------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                                  $48,411
-------------------------------------------------------------------------------------------
    INDUSTRIAL -- 8.3%
    ANADARKO PETROLEUM
       7.200%, 03/15/29                       3,800             3,496
    CANADIAN NATIONAL RAILWAY
       6.450%, 07/15/06                       2,000             1,890
    CONAGRA (B) (C)
       5.711%, 06/12/00                      10,000            10,005
    FEDERAL-MOGUL
       7.750%, 07/01/06                       3,400             3,183
    J. SEAGRAM & SONS
       7.500%, 12/15/18                       4,000             3,815
    ORYX ENERGY
       9.500%, 11/01/99                       1,000             1,000
       8.375%, 07/15/04                       1,000             1,041



                                              PRINCIPAL         MARKET
DESCRIPTION                                  AMOUNT (000)      VALUE (000)
----------------------------------------------------------------------------------------------
    TENNESSEE GAS PIPELINE
       7.000%, 10/15/28                        $ 2,000          $  1,790
    UNION PACIFIC
       7.600%, 05/01/05                          3,000             3,011
----------------------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                                            $ 29,231
----------------------------------------------------------------------------------------------
    RETAIL -- 2.7%
    DILLARD'S
       5.790%, 11/15/01                          2,000             1,945
       7.000%, 12/01/28                          3,000             2,595
    FRED MEYER
       7.375%, 03/01/05                          5,000             4,944
----------------------------------------------------------------------------------------------
    TOTAL RETAIL                                                $  9,484
----------------------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 5.0%
    360 COMMUNICATIONS
       7.600%, 04/01/09                          4,000             4,065
    AT&T CANANDA (C)
       7.650%, 09/15/06                          2,000             2,003
    GTE SOUTH
       6.125%, 06/15/07                          2,000             1,880
    QWEST COMMUNICATIONS INTERNATIONAL
       7.250%, 11/01/08                          5,000             4,825
    SPRINT CAPITAL
       6.900%, 05/01/19                          5,000             4,669
----------------------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS                       $ 17,442
----------------------------------------------------------------------------------------------
    UTILITIES -- 2.5%
    NRG ENERGY
       7.500%, 06/01/09                          4,000             3,790
    PUGET SOUND ENERGY, MTN
       7.250%, 12/10/99                          5,000             5,000
----------------------------------------------------------------------------------------------
    TOTAL UTILITIES                                              $ 8,790
----------------------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $162,209)                                             $158,386
----------------------------------------------------------------------------------------------
YANKEE BONDS -- 6.2%
    AMVESCAP PLC, SERIES REGS
       6.375%, 05/15/03                          2,000             1,888
    BANK OF MONTREAL CHICAGO (B)
       5.395%, 03/30/00                         10,000             9,995
    GULF CANADA RESOURCES
       8.250%, 03/15/17                          2,000             1,855
    HUSKY OIL (C)
       7.550%, 11/15/16                          2,100             1,916
    ROYAL CARIBBEAN CRUISES
       7.250%, 08/15/06                          5,000             4,838
    SAGA PETROLEUM A.S. (C)
       9.125%, 07/15/14                          1,000             1,116
----------------------------------------------------------------------------------------------
TOTAL YANKEE BONDS
    (Cost $22,325)                                              $ 21,608
----------------------------------------------------------------------------------------------

FIXED INCOME PORTFOLIOS

INCOME PORTFOLIO CONTINUED

                                               PRINCIPAL         MARKET
DESCRIPTION                                   AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 6.6%
    CITIBANK CREDIT CARD MASTER
     TRUST I, SERIES 1998-9, CLASS A
       5.300%, 01/09/06                          $2,000          $  1,888
    CONTINENTAL HOME EQUITY TRUST,
     SERIES 1998-1, CLASS A6
       6.580%, 12/15/18                           3,000             2,969
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-2, CLASS A3
       6.940%, 11/20/11                           1,567             1,565
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-3, CLASS A4
       6.840%, 10/20/13                           2,038             2,034
    L.A. ARENA FUNDING,
     SERIES 99-1, CLASS A
       7.656%, 12/15/26                           2,000             1,833
    PREMIER AUTO TRUST,
     SERIES 1996-2, CLASS A4
       6.575%, 10/06/00                           1,068             1,070
    PREMIER AUTO TRUST,
     SERIES 1998-3, CLASS A3
       5.880%, 12/08/01                           2,800             2,783
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21                           2,830             2,826
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21                           1,965             1,955
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF5
       6.555%, 12/15/38                           4,350             4,205
-----------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $23,646)                                               $ 23,128
-----------------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED OBLIGATION -- 1.4%
    COUNTRYWIDE FUNDING,
     SERIES 1994-4, CLASS A12
       6.950%, 04/25/24                           5,452             5,008
-----------------------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED
    OBLIGATION
    (Cost $5,175)                                                $  5,008
-----------------------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCK -- 1.1%
    SPG PROPERTIES                               90,000             3,881
-----------------------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCK
    (Cost $4,573)                                                $  3,881
-----------------------------------------------------------------------------------------------



                                                   PRINCIPAL         MARKET
DESCRIPTION                                       AMOUNT (000)      VALUE (000)
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
    FIRST BOSTON
     5.330%, dated 10/29/99,
     matures 11/01/99,
     repurchase price $12,478,268
     (collateralized by U.S.
     Government Agency
     Instruments: total market
     value $12,855,584)                              $12,473          $ 12,473
----------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $12,473)                                                    $ 12,473
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 120.9%
    (Cost $430,347)                                                   $424,090
====================================================================================================
OTHER ASSETS AND LIABILITIES, NET-- (20.9%)                           $(73,165)
====================================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 35,312,632 outstanding
   shares of beneficial interest                                      $355,597
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 737,225 outstanding shares
   of beneficial interest                                                7,606
Portfolio Shares of Retail Class B (unlimited
   authorization -- no par value)
   based on 42,917 outstanding shares
   of beneficial interest                                                  435
Undistributed net investment income                                         49
Accumulated net realized loss on investments                            (6,505)
Net unrealized depreciation on investments                              (6,257)
====================================================================================================
TOTAL NET ASSETS -- 100.0%                                            $350,925
====================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                               $9.72
====================================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                                    $9.84
====================================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($9.84 / 95.50%)                                     $10.30
====================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS B                                    $9.72
====================================================================================================

(A) WHEN ISSUED SECURITY (TOTAL COST $77,915,625)

(B) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1999.

(C) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY QUALIFIED TO INSTITUTIONAL INVESTORS.

GTD--GUARANTEED MORTGAGE CERTIFICATE

MTN--MEDIUM TERM NOTE

REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS

MANAGEMENT DISCUSSION AND ANALYSIS

BALANCED PORTFOLIO

[photo omitted]

CHARLES E. KNUDSEN, CFA
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

CHARLES E. KNUDSEN, CFA, IS THE MANAGING DIRECTOR OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE BALANCED PORTFOLIO. HE HAS MORE THAN 11 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.





REVIEW AND OUTLOOK

Oh, how quickly investors can change their minds. For most of the past six months, they worried. Would economic growth remain robust? Would inflation re-emerge? How many times more would the Federal Reserve have to raise interest rates (it raised rates by 25 basis points in August and by 25 in September)? Was the record economic recovery going to come to an end? Would Y2K destroy civilization as we know it? With all this to fret about, stock prices trended lower. That is, until the last two days of October, when, apparently, someone decided that the sky wasn't going to fall. The result was a two-day 5% surge in stock prices. Even with that rise in prices, the S&P 500 returned only 2.7% for the six months. The Federal Reserve's two increases in interest rates during the summer pushed all interest rates higher and led to a -0.15% return for the Lehman Aggregate Bond Index. In fact, other than 1994, this may turn out to be the toughest year for bonds in 20 years!

     The ARK Balanced Portfolio was able to weather the turbulence over the past six months very well. Its performance during the period not only outperformed its peer group, it also outperformed the S&P 500 and the Lehman Aggregate indexes. Long term results continue to trend well, too.

     In an effort to reduce the risk profile of the Portfolio, we began shifting assets out of stocks into cash so that our allocation at quarter's end was 11% cash, 59% stocks and about 30% bonds. Given the uncertainty that currently exists, we would not expect to reverse this posture, although conditions can and do change quickly.

     Our shift into telecommunications and related stocks earlier in the year has proven to be quite opportune. In fact, most of the Portfolio's better performing stocks, namely Voicestream Wireless, Sprint PCS, and Comverse Technology, were recently in those sectors. We have been adding to some of the banking and finance stocks, which have been hit with concerns from rising interest rates and are now trading at relatively attractive valuations. Also, some of the consumer-related names, like Dial and Royal Caribbean Cruises, present what we deem to be very attractive investment opportunities. Interestingly, just over 50% (259) of the S&P 500 component companies have a P/E ratio of less than 17 times next year's estimated earnings. In other words, there are lots of stocks that are selling at valuations that are far from astronomical.

     Regardless of what lies ahead, we will continue to manage the ARK Balanced Portfolio as we always have, by looking for attractive, high-quality investment opportunities in both the bond and the stock markets that will provide our investors with attractive, long-term investment returns.

BALANCED PORTFOLIO CONTINUED

PERFORMANCE AS OF
OCTOBER 31, 1999


                                                                     60/40 BLEND
                                                                       OF THE                      S&P 500     LEHMAN
                             INST'L        Retail       Retail         S&P 500       LIPPER     COMPOSITE   AGGREGATE
                              Class       Class A      Class B*       & LEHMAN**    BALANCED      INDEX        BOND
-----------------------------------------------------------------------------------------------------------------------
One Year
Total Return                  24.70%       24.65%       23.64%         15.19%         11.30%       25.67%       0.53%
-----------------------------------------------------------------------------------------------------------------------
One Year
Total Return with Load         N/A         18.74%       18.64%           N/A            N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------
Annualized 3 Year
Total Return                  20.47%       20.23%       20.09%         18.37%         13.35%       26.52%       6.18%
-----------------------------------------------------------------------------------------------------------------------
Annualized 3 Year
Total Return With Load         N/A         18.31%       19.39%           N/A            N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------
Annualized 5 Year
Total Return                  16.65%       16.34%       16.43%         18.73%         14.83%       26.01%       7.94%
-----------------------------------------------------------------------------------------------------------------------
Annualized 5 Year
Total Return With Load         N/A         15.20%       16.21%           N/A            N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------
Annualized Total Return
Inception to Date             14.06%       13.94%       13.89%           N/A            N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------
Annualized Total Return
Inception to Date With Load    N/A         12.96%       13.89%           N/A            N/A          N/A         N/A
-----------------------------------------------------------------------------------------------------------------------


STATEMENTS OF NET ASSETS

[pie chart omitted]

% OF TOTAL PORTFOLIO INVESTMENTS

Common Stocks -- 61%
Repurchase Agreements -- 10%
Corporate Obligations -- 10%
U.S. Government Mortgage-Backed Obligations -- 8%
U.S. Treasury Obligations -- 5%
Commercial Paper -- 3%
Non-Agency Mortgage-Backed Obligations -- 1%
Asset-Backed Securities -- 1%
U.S. Government Agency Obligations -- 1%

                                                                       MARKET
DESCRIPTION                                           SHARES         VALUE (000)
----------------------------------------------------------------------------------------------------
 COMMON STOCKS -- 60.1%
    AIRCRAFT -- 0.6%
    UNITED TECHNOLOGIES                               20,000            $1,210
----------------------------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                                      $1,210
----------------------------------------------------------------------------------------------------
    AUTOMOTIVE -- 0.5%
    BORG-WARNER AUTOMOTIVE                            25,000               987
----------------------------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                                    $  987
----------------------------------------------------------------------------------------------------
    BANKS -- 3.2%
    BANK ONE                                          29,200             1,097
    CHASE MANHATTAN                                   20,000             1,747
    WASHINGTON MUTUAL                                 30,000             1,078
    WELLS FARGO                                       45,000             2,154
----------------------------------------------------------------------------------------------------
    TOTAL BANKS                                                         $6,076
----------------------------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING-- 2.1%
    MEDIAONE GROUP*                                   25,000             1,777
    YOUNG & RUBICAM                                   49,375             2,259
----------------------------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING                        $4,036
----------------------------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 4.1%
    CIENA*                                            30,000             1,057
    CISCO SYSTEMS*                                    34,000             2,516
    MOTOROLA                                          25,000             2,436
    NOKIA, CL A, ADR                                  15,000             1,733
----------------------------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                                      $7,742
----------------------------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 0.7%
    MICROSOFT*                                        15,000             1,388
----------------------------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                                             $1,388
----------------------------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 4.7%
    AMERICAN POWER CONVERSION*                        60,000             1,346
    ELECTRONICS FOR IMAGING*                          40,000             1,612
    EMC*                                              36,000             2,628
    JABIL CIRCUIT*                                    40,000             2,090
    LEXMARK INTERNATIONAL GROUP,
     CL A*                                            15,000             1,171
----------------------------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                                          $8,847
----------------------------------------------------------------------------------------------------

                                  ARK FUNDS SEMI ANNUAL REPORT  OCTOBER 31, 1999


                                                                  MARKET
DESCRIPTION                                      SHARES         VALUE (000)
-----------------------------------------------------------------------------------------------
    DRUGS -- 5.2%
    ABBOTT LABORATORIES                          25,000            $1,009
    AMGEN*                                       35,000             2,791
    BRISTOL-MYERS SQUIBB                         30,000             2,304
    SCHERING PLOUGH                              20,000               990
    WARNER LAMBERT                               35,000             2,793
-----------------------------------------------------------------------------------------------
    TOTAL DRUGS                                                    $9,887
-----------------------------------------------------------------------------------------------
    ENERGY -- 0.8%
    HALLIBURTON                                  40,000             1,508
-----------------------------------------------------------------------------------------------
    TOTAL ENERGY                                                   $1,508
-----------------------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 0.9%
    GENERAL ELECTRIC                             13,000             1,762
-----------------------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                                      $1,762
-----------------------------------------------------------------------------------------------
    ENTERTAINMENT -- 4.4%
    AT&T-LIBERTY MEDIA, CL A*                    37,834             1,502
    CBS                                          25,000             1,220
    ROYAL CARIBBEAN CRUISES                      60,000             3,184
    TIME WARNER                                  25,000             1,742
    WALT DISNEY                                  28,000               739
-----------------------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                                            $8,387
-----------------------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 4.8%
    CITIGROUP                                    52,500             2,842
    FREDDIE MAC                                  30,000             1,622
    MERRILL LYNCH                                20,000             1,570
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                                    20,000             2,206
    WADDELL & REED FINANCIAL,
      CL A                                       40,000               960
-----------------------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                                       $9,200
-----------------------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 3.3%
    PEPSICO                                      60,000             2,081
    RALSTON PURINA GROUP                         60,000             1,886
    SEAGRAM                                      45,000             2,222
-----------------------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                                 $6,189
-----------------------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS & APPLIANCES -- 3.4%
    COLGATE-PALMOLIVE                            30,000             1,815
    DIAL                                         95,000             2,221
    PROCTER & GAMBLE                             15,000             1,573
    WINDMERE-DURABLE HOLDINGS                    70,000               910
-----------------------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS & APPLIANCES                          $6,519
-----------------------------------------------------------------------------------------------
    INSURANCE -- 1.1%
    AMERICAN INTERNATIONAL GROUP                 20,468             2,107
-----------------------------------------------------------------------------------------------
    TOTAL INSURANCE                                                $2,107
-----------------------------------------------------------------------------------------------
    INTERNET SERVICES -- 1.6%
    AKAMAI TECHNOLOGIES*                            200                29
    NORTEL NETWORKS                              50,000             3,097
-----------------------------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                                        $3,126
-----------------------------------------------------------------------------------------------
    INTERNET SERVICE PROVIDERS -- 0.7%
    AMERICA ONLINE*                              10,000             1,297
-----------------------------------------------------------------------------------------------
    TOTAL INTERNET SERVICE PROVIDERS                               $1,297
-----------------------------------------------------------------------------------------------



                                               SHARES/PRINCIPAL      MARKET
DESCRIPTION                                      AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------------------------
    MACHINERY -- 0.5%
    BLACK & DECKER                                  20,000          $    860
--------------------------------------------------------------------------------------------------
    TOTAL MACHINERY                                                 $    860
--------------------------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 1.7%
    GUIDANT                                         35,000             1,728
    JOHNSON & JOHNSON                               15,000             1,571
--------------------------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES                               $  3,299
--------------------------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 3.3%
    CENDANT*                                       125,000             2,063
    FIRST DATA                                      30,000             1,371
    ORACLE SYSTEMS*                                 40,000             1,903
    USWEB*                                          25,000               969
--------------------------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES                           $  6,306
--------------------------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.8%
    KIMBERLY-CLARK                                  25,000             1,578
--------------------------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                                    $  1,578
--------------------------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 0.5%
    SMITH INTERNATIONAL*                            25,000               864
--------------------------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                                 $    864
--------------------------------------------------------------------------------------------------
    RETAIL -- 3.0%
    DAYTON HUDSON                                   24,000             1,551
    HOME DEPOT                                      20,000             1,510
    LINENS 'N THINGS*                               33,000             1,312
    WAL-MART STORES                                 22,000             1,247
--------------------------------------------------------------------------------------------------
    TOTAL RETAIL                                                    $  5,620
--------------------------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 2.4%
    INTEL                                           30,000             2,323
    TEXAS INSTRUMENTS                               24,000             2,154
--------------------------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS                               $  4,477
--------------------------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 5.8%
    ALLTEL                                          15,000             1,249
    COMVERSE TECHNOLOGY*                            25,000             2,837
    MCI WORLDCOM*                                   23,000             1,974
    SPRINT PCS GROUP*                               25,000             2,073
    VOICESTREAM WIRELESS*                           20,000             1,975
    WILLIAMS COMMUNICATION
     GROUP*                                         30,000               956
--------------------------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS                           $ 11,064
--------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $72,165)                                                  $114,336
--------------------------------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCK -- 0.2%
    SPG PROPERTIES                                   8,000               345
--------------------------------------------------------------------------------------------------
TOTAL PREFERRED CONVERTIBLE STOCK
    (Cost $408)                                                     $    345
--------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 5.2%
    U.S. TREASURY BONDS
       8.000%, 11/15/21                                500               587
       6.125%, 11/15/27                                 60                58
       5.500%, 08/15/28                                 60                53
       5.250%, 11/15/28                                500               430

EQUITY PORTFOLIOS

BALANCED PORTFOLIO CONTINUED

                                                 PRINCIPAL         MARKET
DESCRIPTION                                     AMOUNT (000)      VALUE (000)
------------------------------------------------------------------------------------------------
    U.S. TREASURY NOTES
       7.750%, 02/15/01                           $2,000          $  2,050
       7.500%, 11/15/01                            1,000             1,031
       7.500%, 02/15/05                            3,000             3,187
       6.625%, 05/15/07                            2,500             2,563
------------------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $10,318)                                                $  9,959
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.9%
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
       6.000%, 05/15/08                            1,750             1,672
------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (Cost $1,782)                                                 $  1,672
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
  OBLIGATIONS -- 8.0%
    FEDERAL HOME LOAN MORTGAGE
     CORPORATION
       8.500%, 11/01/01                               11                12
       9.000%, 01/01/02                               16                17
       9.500%, 07/01/02                                2                 3
       6.500%, 04/01/08                              671               658
       8.500%, 09/01/26                               82                86
       7.000%, 08/01/29                            1,096             1,077
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION
      10.500%, 12/01/00                                1                 1
       7.000%, 02/01/07                              207               207
       7.000%, 12/01/25                              677               666
       7.000%, 02/01/26                              452               444
       6.500%, 04/01/28                              519               498
       6.500%, 10/01/28                              488               468
       6.500%, 02/11/29                            1,855             1,778
       6.500%, 04/01/29                            1,977             1,894
       6.500%, 06/01/29                              995               955
       7.000%, 06/01/29                            1,971             1,935
    FEDERAL NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       9.750%, 09/25/18                              102               109
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION
       7.500%, 10/15/23                              720               723
       7.500%, 12/15/23                              732               734
       7.000%, 02/15/24                              876               859
       7.000%, 05/15/24                              893               876
       7.000%, 05/15/24                              926               909
    GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION, REMIC
       7.750%, 06/16/20                              300               307
------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-
    BACKED OBLIGATIONS
    (Cost $15,429)                                                $ 15,216
------------------------------------------------------------------------------------------------

                                 PRINCIPAL         MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 10.0%
    BANKS -- 1.6%
    BANK OF NEW YORK (A)
       7.780%, 12/01/26           $  500           $   474
    CRESTAR FINANCIAL
       8.160%, 12/15/26              800               792
    FIRST INTERSTATE BANCORP
       9.000%, 11/15/04            1,750             1,752
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $ 3,018
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 2.1%
    COMCAST CABLEVISION, MTN
       8.375%, 05/01/07              500               528
    CSC HOLDINGS
       8.125%, 07/15/09            1,000             1,001
       7.875%, 02/15/18              250               237
    ROYAL CARIBBEAN CRUISES, YB
       7.250%, 08/15/06              900               871
    TIME WARNER
       9.125%, 01/15/13              750               847
    VIACOM
       6.750%, 01/15/03              500               493
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 3,977
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 2.3%
    ASSOCIATES N.A.
       5.500%, 02/15/04              500               473
    AT&T CAPITAL, MTN
       7.500%, 11/15/00            1,000             1,014
    GOLDEN STATE ESCROW
       7.000%, 08/01/03            1,000               948
    HOUSEHOLD FINANCE
       7.250%, 05/15/06            1,000               994
    NEWCOURT CREDIT
       6.875%, 02/16/05            1,000               969
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $ 4,398
--------------------------------------------------------------------------------
    INDUSTRIAL -- 1.7%
    APACHE
       7.625%, 07/01/19            1,000               983
    CANADIAN NATIONAL RAILWAY
       6.900%, 07/15/28              500               445
    HUSKY OIL, YB (A)
       7.550%, 11/15/16              725               662
    HYDRO-QUEBEC, YB
       7.500%, 04/01/16              375               374
    J SEAGRAM & SONS
       7.500%, 12/15/18              500               477
    ORYX ENERGY
       8.125%, 10/15/05              250               258
--------------------------------------------------------------------------------
    TOTAL INDUSTRIAL                               $ 3,199
--------------------------------------------------------------------------------
    RETAIL -- 0.6%
    DILLARD'S
       7.000%, 12/01/28              750               649
    FRED MEYER
       7.375%, 03/01/05              500               494
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $ 1,143
--------------------------------------------------------------------------------

                                  ARK FUNDS SEMI ANNUAL REPORT  OCTOBER 31, 1999


                                                   PRINCIPAL         MARKET
DESCRIPTION                                       AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------------------------
  TELEPHONES & TELECOMMUNICATIONS -- 1.7%
    360 COMMUNICATIONS
       7.600%, 04/01/09                             $  750           $   762
    QWEST COMMUNICATIONS
     INTERNATIONAL
       7.250%, 11/01/08                              1,000               965
    SPRINT CAPITAL
       6.125%, 11/15/08                              1,000               925
    WORLDCOM
       7.550%, 04/01/04                                500               511
--------------------------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS                            $ 3,163
--------------------------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
    (Cost $19,550)                                                   $18,898
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.6%
    CONAGRA
       5.430%, 11/15/99                              5,000             4,989
--------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
    (Cost $4,989)                                                    $ 4,989
--------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.4%
    CONTIMORTGAGE HOME EQUITY
     LOAN TRUST, SERIES 1998-2,
     CLASS A6
       6.360%, 11/15/19                                350               339
    CONTINENTAL HOME EQUITY TRUST,
     SERIES 1998-1, CLASS A4
       6.280%, 01/15/13                                450               446
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-2, CLASS A3
       6.940%, 11/20/11                                156               156
    IMC HOME EQUITY LOAN TRUST,
     SERIES 1997-3, CLASS A4
       6.840%, 10/20/13                                237               237
    MDC ASSET INVESTORS TRUST,
     SERIES XII, CLASS 3
       8.940%, 03/01/18                                  5                 5
    PREMIER AUTO TRUST,
     SERIES 1996-2, CLASS A4
       6.575%, 10/06/00                                156               157
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1996-C, CLASS A4
       7.400%, 06/15/21                                330               330
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1997-D, CLASS AF3
       6.345%, 11/15/21                                184               183
    THE MONEY STORE HOME EQUITY
     TRUST, SERIES 1998-B, CLASS AF4
       6.115%, 06/15/21                                900               877
--------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (Cost $2,769)                                                    $ 2,730
--------------------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED OBLIGATION -- 0.5%
    COUNTRYWIDE FUNDING,
     SERIES 1994-4, CLASS A12
       6.950%, 04/25/24                                968               890
--------------------------------------------------------------------------------------------------





                                                    PRINCIPAL         MARKET
DESCRIPTION                                        AMOUNT (000)      VALUE (000)
----------------------------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-
    BACKED OBLIGATION
    (Cost $920)                                                       $    890
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.2%
    FIRST BOSTON
     5.330%, dated 10/29/99,
     matures 11/01/99, repurchase
     price $17,553,324 (collateralized
     by U.S. Government Agency
     Instruments: total market
     value $18,082,648)                              $17,546          $ 17,546
----------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $17,546)                                                    $ 17,546
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.1%
    (Cost $145,876)                                                   $186,581
====================================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 1.9%                             $  3,527
====================================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 9,812,951 outstanding
   shares of beneficial interest                                       107,227
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 2,202,799 outstanding shares
   of beneficial interest                                               28,478
Portfolio Shares of Retail ClassB (unlimited
    authorization -- no par value)
    based on 398,763 outstanding shares
    of beneficial interest                                               5,753
Undistributed net investment income                                        350
Accumulated net realized gain on investments                             7,595
Net unrealized appreciation on investments                              40,705
====================================================================================================
TOTAL NET ASSETS -- 100.0%                                           $ 190,108
====================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                              $15.32
====================================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                                   $15.27
====================================================================================================
MAXIMUM OFFERING PRICE PER SHARE  --
    RETAIL CLASS A ($15.27 / 95.25%)                                    $16.03
====================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS B                                   $15.26
====================================================================================================

* NON-INCOME PRODUCING SECURITY

(A) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

MTN -- MEDIUM TERM NOTE

REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT

YB -- YANKEE BOND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

EQUITY INCOME PORTFOLIO


[photo omitted]

CLYDE L. RANDALL, CFA
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

CLYDE L. RANDALL, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE CO-PORTFOLIO MANAGER OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS MORE THAN 12 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.



[photo omitted]

ALLEN J. ASHCROFT, JR.
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

ALLEN J. ASHCROFT, JR. IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE CO-PORTFOLIO MANAGER OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS MORE THAN 18 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


REVIEW AND OUTLOOK
Equity income funds as a class have continued to trail the broad stock market averages as the technology juggernaut, which began in October of 1998, has continued almost unabated. The only difference in the market in 1999 has been the inclusion of telecommunications as a favored sector. During this interim period, the ARK Equity Income Portfolio had a total return of -3.7%, in line with the value benchmarks, although the recent performance has been much better. Equity income funds tend to invest in the higher yielding sectors of the stock market. During this fiscal year, utility, energy, financial, basic industry and real estate stocks have had negative returns. The bright spot has been telecommunication, where some of our recent additions have performed well. This Portfolio has a broad representation in the market and we are not significantly overweighted in the traditional high-income sectors.

      We continue to seek stocks with an attractive combination of current yield and dividend growth, as well as opportunities with above-average yields, which also appear undervalued by other financial measures. While we continue to buy dividend-paying stocks, we have begun to purchase lower absolute yields than we have historically, in order to broaden the Portfolio's exposure. This has benefited the Portfolio's returns as recent additions like Motorola, Sprint and Nortel Networks have been our best stocks. Other recent additions have include CVS, Williams Cos., United Technologies, TRW and Montana Power.

PERFORMANCE AS OF
OCTOBER 31, 1999

                                                           LIPPER     S&P 500
                          Institutional     Retail         EQUITY    COMPOSITE
                              Class         Class A        INCOME      INDEX
--------------------------------------------------------------------------------
 One Year
 Total Return                  4.01%         3.89%          9.57%      25.67%
--------------------------------------------------------------------------------
 One Year
 Total Return with Load        N/A          -1.01%           N/A        N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date            13.12%        10.74%           N/A        N/A
--------------------------------------------------------------------------------
 Annualized Total Return
 Inception to Date With Load   N/A           8.58%           N/A        N/A
--------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

Institutional Class shares were offered beginning November 15, 1996. Retail Class A shares were offered beginning May 9, 1997. Performance for Retail Class A shares reflects the deduction of the 4.75% sales charge.

The performance in the table begins at the inception dates.

The performance of the S&P 500 Composite Index does not include operating expenses which are incurred by the Portfolio.

                                   ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999

STATEMENTS OF NET ASSETS

[pie chart omitted]

% OF TOTAL PORTFOLIO INVESTMENTS

Financial -- 17%
Durable Goods -- 13%
Chemicals & Drugs -- 13%
Technology -- 12%
Energy -- 11%
Consumer Non-Durable -- 10%
Miscellaneous Business Services -- 8%
Convertible Preferred Stock -- 5%
Transportation -- 5%
Real Estate Investment Trusts -- 4%
Repurchase Agreements -- 2%



                                                            MARKET
DESCRIPTION                                 SHARES         VALUE (000)
------------------------------------------------------------------------------------------
COMMON STOCKS -- 91.6%
    AIRCRAFT & AIR TRANSPORTATION -- 3.3%
    ROCKWELL INTERNATIONAL                  30,000           $ 1,453
    UNITED TECHNOLOGIES                     25,000             1,512
------------------------------------------------------------------------------------------
    TOTAL AIRCRAFT & AIR TRANSPORTATION                      $ 2,965
------------------------------------------------------------------------------------------
    AUTOMOTIVE -- 3.7%
    FORD MOTOR                              30,000             1,646
    TRW                                     40,000             1,715
------------------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                         $ 3,361
------------------------------------------------------------------------------------------
    BANKS -- 12.3%
    CHASE MANHATTAN                         20,000             1,747
    FLEET BOSTON                            50,000             2,181
    PNC                                     20,000             1,193
    UNION PLANTERS                          50,000             2,225
    WASHINGTON MUTUAL                       38,000             1,366
    WELLS FARGO                             50,000             2,394
------------------------------------------------------------------------------------------
    TOTAL BANKS                                              $11,106
------------------------------------------------------------------------------------------
    CHEMICALS -- 1.8%
    E.I. DU PONT DE NEMOURS                 25,000             1,611
------------------------------------------------------------------------------------------
    TOTAL CHEMICALS                                          $ 1,611
------------------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 3.6%
    KONINKLIJKE (ROYAL) PHILIPS
    ELECTRONICS N.V.                        19,320             2,008
    MOTOROLA                                13,000             1,267
------------------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                           $ 3,275
------------------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 1.1%
    HEWLETT PACKARD                         14,000             1,037
------------------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                               $ 1,037
------------------------------------------------------------------------------------------

                                                           MARKET
DESCRIPTION                                SHARES         VALUE (000)
-----------------------------------------------------------------------------------------
    DRUGS -- 11.1%
    ABBOTT LABORATORIES                    60,000           $ 2,423
    AMERICAN HOME PRODUCTS                 30,000             1,568
    BRISTOL-MYERS SQUIBB                   40,000             3,073
    WARNER LAMBERT                         37,000             2,953
-----------------------------------------------------------------------------------------
    TOTAL DRUGS                                             $10,017
-----------------------------------------------------------------------------------------
    ELECTRIC UTILITIES -- 5.7%
    ILLINOVA                               75,000             2,386
    MONTANA POWER                          30,000               853
    UNICOM                                 50,000             1,916
-----------------------------------------------------------------------------------------
    TOTAL ELECTRIC UTILITIES                                $ 5,155
-----------------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 2.3%
    GENERAL ELECTRIC                       15,000             2,033
-----------------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                               $ 2,033
-----------------------------------------------------------------------------------------
    ENERGY -- 2.1%
    HALLIBURTON                            50,000             1,884
-----------------------------------------------------------------------------------------
    TOTAL ENERGY                                            $ 1,884
-----------------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 2.7%
    WADDELL & REED FINANCIAL,
     CL A                                 100,000             2,400
-----------------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                                $ 2,400
-----------------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 4.7%
    H.J. HEINZ                             35,000             1,671
    PEPSICO                                45,000             1,561
    PHILIP MORRIS                          40,000             1,008
-----------------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                          $ 4,240
-----------------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 1.5%
    WILLIAMS                               35,000             1,313
-----------------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                                   $ 1,313
-----------------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 2.7%
    COLGATE PALMOLIVE                      40,000             2,420
-----------------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                                $ 2,420
-----------------------------------------------------------------------------------------
    INSURANCE -- 1.7%
    HARTFORD FINANCIAL SERVICES
     GROUP                                 30,000             1,554
-----------------------------------------------------------------------------------------
    TOTAL INSURANCE                                         $ 1,554
-----------------------------------------------------------------------------------------

EQUITY PORTFOLIOS

EQUITY INCOME PORTFOLIO CONTINUED

                                                                  MARKET
DESCRIPTION                                     SHARES          VALUE (000)
----------------------------------------------------------------------------------------------
    INTERNET SERVICES -- 1.5%
    NORTEL NETWORKS                             22,000           $ 1,363
----------------------------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                                      $ 1,363
----------------------------------------------------------------------------------------------
    LEASING & RENTING -- 1.5%
    PITNEY BOWES                                30,000             1,367
----------------------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                                      $ 1,367
----------------------------------------------------------------------------------------------
    MACHINERY -- 1.2%
    INGERSOLL RAND                              20,000             1,045
----------------------------------------------------------------------------------------------
    TOTAL MACHINERY                                              $ 1,045
----------------------------------------------------------------------------------------------
    MARINE TRANSPORTATION -- 1.3%
    KNIGHTSBRIDGE TANKERS
     LIMITED                                    75,000             1,153
----------------------------------------------------------------------------------------------
    TOTAL MARINE TRANSPORTATION                                  $ 1,153
----------------------------------------------------------------------------------------------
    MEASURING DEVICES -- 1.2%
    HONEYWELL                                   10,000             1,054
----------------------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                                      $ 1,054
----------------------------------------------------------------------------------------------
    PETROLEUM REFINING -- 7.6%
    CHEVRON                                     25,000             2,283
    MOBIL                                       25,000             2,413
    TEXACO                                      35,000             2,148
----------------------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                                     $ 6,844
----------------------------------------------------------------------------------------------
    REAL ESTATE INVESTMENT TRUSTS -- 3.4%
    BOSTON PROPERTIES                           36,000             1,073
    DUKE REALTY INVESTMENTS                     50,000               981
    SPIEKER PROPERTIES                          30,000             1,048
----------------------------------------------------------------------------------------------
    TOTAL REAL ESTATE INVESTMENT TRUSTS                          $ 3,102
----------------------------------------------------------------------------------------------
    RETAIL -- 2.3%
    CVS                                         25,000             1,086
    DAYTON HUDSON                               15,000               969
----------------------------------------------------------------------------------------------
    TOTAL RETAIL                                                 $ 2,055
----------------------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 10.1%
    BELLSOUTH                                   45,000             2,025
    SPRINT                                      30,000             2,229
    TELEFONICA DE ESPANA, ADR                   53,058             2,650
    US WEST                                     35,900             2,192
----------------------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS                        $ 9,096
----------------------------------------------------------------------------------------------
    WHOLESALE -- 1.2%
    W.W. GRAINGER                               25,000             1,059
----------------------------------------------------------------------------------------------
    TOTAL WHOLESALE                                              $ 1,059
----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $60,583)                                               $82,509
----------------------------------------------------------------------------------------------

                                                                  MARKET
DESCRIPTION                                       SHARES         VALUE (000)
------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 5.2%
    HOUSTON INDUSTRIES                            13,500           $ 1,549
    NISOURCE                                      22,500               925
    RALSTON PURINA                                25,000             1,039
    WBK STRYPES TRUST                             40,000             1,200
------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK
    (Cost $4,245)                                                  $ 4,713
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.7%
    FIRST BOSTON
     5.330%, dated 10/29/99,
     matures 11/01/99, repurchase
     price $1,525,193 (collateralized
     by U.S. Government Agency
     Instrument: total market
     value $1,570,703)                             1,525             1,525
------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $1,525)                                                  $ 1,525
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.5%
    (Cost $66,353)                                                 $88,747
================================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 1.5%                          $ 1,362
================================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 7,547,566 outstanding
   shares of beneficial interest                                   $60,887
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 288,291 outstanding shares
   of beneficial interest                                            3,538
Distribution in excess of net investment income                         (6)
Accumulated net realized gain on investments                         3,296
Net unrealized appreciation on investments                          22,394
================================================================================================
TOTAL NET ASSETS -- 100.0%                                         $90,109
================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                         $ 11.50
================================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                              $ 11.49
================================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($11.49 / 95.25%)                               $ 12.06
================================================================================================

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

VALUE EQUITY PORTFOLIO

J. ERIC LEO
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

J. ERIC LEO IS THE CHIEF INVESTMENT OFFICER AND MANAGING DIRECTOR OF EQUITY INVESTMENTS FOR ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE VALUE EQUITY PORTFOLIO. HE HAS MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.



REVIEW AND OUTLOOK

The last six months were volatile for the equity markets in general and particularly for value funds. Year-to-date, the equity market shifted from growth to value and back to growth. The ARK Value Equity Portfolio's Institutional Class lagged both the S&P 500 and the S&P Value Index.

     The performance shortfall was primarily due to a larger than usual number of holdings that hit earnings "landmines". Most were high quality companies such as Xerox, IBM, Hewlett Packard, American Home Products, Ratheon, Newel and BankOne. These are all excellent companies and currently are all excellent values. One company, Rite Aid, has experienced more than its share of problems and we are monitoring developments carefully. In this highly nervous market, even a small disappointment in earnings resulted in significant stock price declines. The Portfolio was not without significant winners such as Corning, Inc., Motorola, Amgen, Citigroup and a new position, Northern Telecommunications. The market continues to be very narrowly focused on the very largest and highly valued growth technology stocks. Interestingly, 60% of the stocks on the New York Stock Exchange were lower than their December 31, 1998 levels. We believe value stocks will rebound in the next 6 months if the global economy continues to recover and the U.S. economy sustains 4% or more growth. We are encouraged by the Portfolio's rebound during November, and IBM's and Hewlett Packard's strong recoveries.

     In this rapidly changing world, there is no company or industry that is not contending with dramatic and dynamic change. In this environment, we want the companies we invest in to make every effort to adjust to the changing environment. Change seldom works smoothly and more and more companies will misstep. Long-term value is created in these situations which we are working hard to capitalize on. The short-term risk of change is, of course, stock price volatility, but the long-term benefit of change is opportunity.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

PERFORMANCE AS OF
OCTOBER 31, 1999


                                                            S&P 500     LIPPER
                        INSTITUTIONAL   RETAIL    RETAIL   COMPOSITE   LARGE-CAP
                            CLASS      CLASS A*  CLASS B*    INDEX       VALUE
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN               11.14%      11.04%    10.13%      25.67%     17.51%
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN WITH LOAD       N/A       5.75%      5.13%        N/A       N/A
--------------------------------------------------------------------------------
 ANNUALIZED 3 YEAR
 TOTAL RETURN               18.27%      18.21%    17.88%      26.52%     19.71%
--------------------------------------------------------------------------------
 ANNUALIZED 3 YEAR
 TOTAL RETURN WITH LOAD       N/A      16.31%     17.15%        N/A       N/A
--------------------------------------------------------------------------------
 ANNUALIZED TOTAL RETURN
 INCEPTION TO DATE          17.92%      17.87%    17.59%        N/A       N/A
--------------------------------------------------------------------------------
 ANNUALIZED TOTAL RETURN
 INCEPTION TO DATE WITH LOAD  N/A      16.28%     17.04%        N/A       N/A
--------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

For Institutional Class shares, performance presented prior to March 29, 1998 reflects the performance of the Marketvest Equity Fund shares, which were offered beginning March 31, 1996. Retail Class A shares were offered beginning April 1, 1998. Performance for Retail Class A shares reflects the deduction of the 4.75% sales charge. Retail Class B shares were offered beginning September 14, 1998.

The performance shown in the table begins at March 31, 1996 for Institutional Class, Retail Class A, and Retail Class B shares. Performance in the table for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge.

* Performance shown prior to the inception date of the Retail Class A and Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Actual annualized performance since inception for Retail Class A shares is 4.45% without load and 1.27% with load. Actual annualized performance since inception for Retail Class B shares is 16.92% without CDSC and 13.44% with CDSC.

The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.



STATEMENTS OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

Technology -- 32%
Oil-Energy -- 14%
Financial -- 11%
Miscellanous Business Services -- 10%
Chemicals & Drugs -- 10%
Durable Goods -- 8%
Retail -- 5%
Consumer Products -- 5%
Miscellaneous -- 4%
Repurchase Agreements -- 1%



                                                            MARKET
DESCRIPTION                                 SHARES         VALUE (000)
-------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%
-------------------------------------------------------------------------------------------
    AEROSPACE & DEFENSE -- 0.6%
    RAYTHEON COMPANY, CL B                  100,000           $ 2,912
-------------------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                                 $ 2,912
-------------------------------------------------------------------------------------------
    APPAREL/TEXTILES -- 0.8%
    V.F.                                    123,600             3,716
-------------------------------------------------------------------------------------------
    TOTAL APPAREL/TEXTILES                                    $ 3,716
-------------------------------------------------------------------------------------------
    AUTOMOTIVE -- 2.9%
    JOHNSON CONTROLS                         92,600             5,625
    TRW                                     175,000             7,503
-------------------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                          $13,128
-------------------------------------------------------------------------------------------
    BANKS -- 5.1%
    BANK ONE                                100,020             3,757
    CHASE MANHATTAN                         100,000             8,737
    WELLS FARGO                             220,000            10,532
-------------------------------------------------------------------------------------------
    TOTAL BANKS                                               $23,026
-------------------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 8.4%
    CORNING                                 125,000             9,828
    GTE                                     117,500             8,812
    MOTOROLA                                200,000            19,487
-------------------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                            $38,127
-------------------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 0.5%
    NETWORKS ASSOCIATES*                    118,150             2,164
-------------------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                                   $ 2,164
-------------------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 5.2%
    COMPAQ COMPUTER                         300,000             5,700
    DELL COMPUTER*                          150,000             6,019
    HEWLETT PACKARD                          60,000             4,444
    IBM                                      75,000             7,378
-------------------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                                $23,541
-------------------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 0.9%
    NEWELL RUBBERMAID                       119,000             4,120
-------------------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                              $ 4,120
-------------------------------------------------------------------------------------------

                                  ARK FUNDS SEMI ANNUAL REPORT  OCTOBER 31, 1999

                                                             MARKET
DESCRIPTION                                SHARES          VALUE (000)
------------------------------------------------------------------------------------------
    DRUGS -- 10.1%
    ABBOTT LABORATORIES                    150,000           $ 6,056
    AMERICAN HOME PRODUCTS                 225,000            11,756
    AMGEN*                                 215,000            17,146
    BRISTOL-MYERS SQUIBB                    80,000             6,145
    MYLAN LABORATORIES                     275,000             4,933
------------------------------------------------------------------------------------------
    TOTAL DRUGS                                              $46,036
------------------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 2.2%
    GENERAL ELECTRIC                        75,000            10,167
------------------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                                $10,167
------------------------------------------------------------------------------------------
    ENERGY -- 1.2%
    HALLIBURTON                            150,400             5,668
------------------------------------------------------------------------------------------
    TOTAL ENERGY                                             $ 5,668
------------------------------------------------------------------------------------------
    ENTERTAINMENT -- 0.3%
    ROYAL CARIBBEAN CRUISES                 25,000             1,327
------------------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                                      $ 1,327
------------------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 5.5%
    CITIGROUP                              260,000            14,072
    NEWCOURT CREDIT                        295,000             4,849
    WADDELL & REED FINANCIAL,
     CL A                                  257,500             6,180
------------------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                                 $25,101
------------------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 2.2%
    H.J. HEINZ                              62,600             2,989
    PEPSICO                                200,000             6,938
------------------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                           $ 9,927
------------------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 3.8%
    AGL RESOURCES                          100,000             1,744
    EL PASO ENERGY                         105,212             4,314
    QUESTAR                                365,600             6,581
    WILLIAMS                               130,000             4,875
------------------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                                    $17,514
------------------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 2.1%
    COLGATE-PALMOLIVE                      160,000             9,680
------------------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                                 $ 9,680
------------------------------------------------------------------------------------------
    INTERNET SERVICES -- 2.0%
    NORTEL NETWORKS                        150,000             9,291
------------------------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                                  $ 9,291
------------------------------------------------------------------------------------------
    LEASING & RENTING -- 0.5%
    COMDISCO                                50,000             1,009
    GATX                                    40,000             1,328
------------------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                                  $ 2,337
------------------------------------------------------------------------------------------
    LUMBER & WOOD PRODUCTS -- 0.7%
    WEYERHAEUSER                            50,000             2,984
------------------------------------------------------------------------------------------
    TOTAL LUMBER & WOOD PRODUCTS                             $ 2,984
------------------------------------------------------------------------------------------

                                                                     MARKET
DESCRIPTION                                         SHARES         VALUE (000)
--------------------------------------------------------------------------------------------------
    MACHINERY -- 5.2%
    INGERSOLL RAND                                 225,000           $11,756
    PARKER-HANNIFIN                                100,000             4,581
    ROCKWELL INTERNATIONAL                         150,000             7,266
--------------------------------------------------------------------------------------------------
    TOTAL MACHINERY                                                  $23,603
--------------------------------------------------------------------------------------------------
    MEASURING DEVICES -- 2.3%
    HONEYWELL                                      100,000            10,544
--------------------------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                                          $10,544
--------------------------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 5.7%
    BAXTER INTERNATIONAL                            90,000             5,839
    BECTON DICKINSON                               275,000             6,978
    MALLINCKRODT                                   225,000             7,636
    MEDTRONIC                                      160,000             5,540
--------------------------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES                                $25,993
--------------------------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 2.0%
    FIRST DATA                                     200,000             9,138
--------------------------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES                            $ 9,138
--------------------------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 1.2%
    PHILLIPS PETROLEUM                             120,000             5,580
--------------------------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                                  $ 5,580
--------------------------------------------------------------------------------------------------
    PETROLEUM REFINING -- 8.2%
    BP AMOCO PLC, ADR                              214,114            12,365
    CHEVRON                                         84,400             7,707
    MOBIL                                          104,900            10,123
    UNOCAL                                         200,000             6,900
--------------------------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                                         $37,095
--------------------------------------------------------------------------------------------------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.0%
    XEROX                                          170,000             4,760
--------------------------------------------------------------------------------------------------
    TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES                          $ 4,760
--------------------------------------------------------------------------------------------------
    RETAIL -- 3.3%
    ALBERTSON'S                                     75,000             2,723
    LOWE'S                                         165,000             9,075
    OFFICE DEPOT*                                  100,000             1,244
    RITE AID                                       226,500             1,982
--------------------------------------------------------------------------------------------------
    TOTAL RETAIL                                                     $15,024
--------------------------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 5.7%
    APPLIED MATERIALS*                              60,000             5,389
    CADENCE DESIGN SYSTEMS*                        100,000             1,519
    INTEL                                          180,000            13,939
    NATIONAL SEMICONDUCTOR*                        170,000             5,089
--------------------------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS                                $25,936
--------------------------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 0.8%
    ENGELHARD                                      200,000             3,525
--------------------------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                                        $ 3,525
--------------------------------------------------------------------------------------------------

EQUITY PORTFOLIOS

VALUE EQUITY PORTFOLIO CONTINUED


                                               SHARES/PRINCIPAL       MARKET
DESCRIPTION                                      AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 6.8%
    BELLSOUTH                                      200,000          $  9,000
    SBC COMMUNICATIONS                             200,000            10,188
    SPRINT                                         161,400            11,994
--------------------------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS                           $ 31,182
--------------------------------------------------------------------------------------------------
    TRANSPORTATION -- 0.7%
    BURLINGTON NORTHERN SANTA FE                   100,000          $  3,188
--------------------------------------------------------------------------------------------------
    TOTAL TRANSPORTATION                                            $  3,188
--------------------------------------------------------------------------------------------------
    WHOLESALE -- 0.8%
    W.W. GRAINGER                                   85,000             3,602
--------------------------------------------------------------------------------------------------
    TOTAL WHOLESALE                                                 $  3,602
--------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $283,014)                                                 $449,936
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
    FIRST BOSTON
     5.330%, dated 10/29/99,
     matures 11/01/99, repurchase
     price $4,527,107 (collateralized
     by U.S. Government Agency
     Instrument: total market
     value $4,685,418)                              $4,525             4,525
--------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $4,525)                                                   $  4,525
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
    (Cost $287,539)                                                 $454,461
==================================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 0.3%                           $  1,229
==================================================================================================

                                                    MARKET
DESCRIPTION                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 30,567,251 outstanding
   shares of beneficial interest                  $209,848
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 367,677 outstanding shares
   of beneficial interest                            5,442
Portfolio Shares of Retail Class B (unlimited
    authorization -- no par value)
    based on 29,415 outstanding shares
    of beneficial interest                             435
Distribution in excess of net investment income        (24)
Accumulated net realized gain on investments        73,067
Net unrealized appreciation on investments         166,922
================================================================================
TOTAL NET ASSETS -- 100.0%                        $455,690
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $14.72
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $14.72
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($14.72 / 95.25%)                $15.45
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS B               $14.62
================================================================================

* NON-INCOME PRODUCING SECURITY

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

EQUITY INDEX PORTFOLIO


[photo omitted]

CLARENCE W. WOODS, JR.
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

CLARENCE W. WOODS, JR. IS A PRINCIPAL OF AND CHIEF EQUITY TRADER FOR ALLIED INVESTMENT ADVISORS, INC. HE IS CO-MANAGER OF THE EQUITY INDEX PORTFOLIO. HE HAS MORE THAN 15 YEARS EXPERIENCE IN THE INVESTMENT INDUSTRY.


[photo omitted]

PETER C. HASTINGS
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

PETER C. HASTINGS IS A VICE PRESIDENT OF ALLIED INVESTMENT ADVISORS, INC. HE IS CO-MANAGER OF THE EQUITY INDEX PORTFOLIO. HE HAS MORE THAN FOUR YEARS EXPERIENCE IN THE INVESTMENT INDUSTRY.


REVIEW AND OUTLOOK
The ARK Equity Index Portfolio is managed to achieve returns similar to the Standard and Poor's 500 Index. This strategy is implemented by owning the 500 companies that make up the S&P 500 with the same weighting as they are represented in the Index. The U.S. equity markets have performed very well over the past 17 years; over that time the S&P 500 has led the way with large, growing companies pacing the Index.

      The past six months found the U.S. equity markets on a roller-coaster ride. The Federal Reserve decided to raise short-term interest rates twice, which negatively impacted the equity markets. In the third quarter the S&P 500 was negative three months in a row for the first time in several years. However, the markets rallied strongly in October, giving the S&P 500 the potential to finish the fifth calendar year in a row with returns over 20%. There has been rotation in and out of sectors, but the trend has been particularly upward in the technology and communication services areas.

      The ARK Equity Index Portfolio grew from less than $92 million to over $125 million over the past six months. The growth of the Portfolio decreases the potentially disruptive effect that shareholder purchases and sales have on managing the Portfolio, which is subject to the numerous changes, such as mergers and acquisitions, that affect the S&P 500. There have been more than 25 company changes in the Index during the last six months, with activity always heavy around month's end. Among the stocks owned, the largest contributors to the Portfolio's positive return were Gateway, Sun Microsystems and Northern Telecom. The stocks with the most negative impact on returns were Waste Management, Raytheon, and Xerox.

      We expect the recent volatility to continue through the end of 1999 as Year 2000 concerns will probably lead to year-end selling pressure. Companies involved in mergers normally seek to close their transactions by December 31, so we anticipate wild swings in the markets the last few days of the year when we will need to own the companies replacing those leaving the S&P 500. However, with our disciplined investment process we will manage cash and index changes and we believe the Portfolio will be well positioned to capture Index returns.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

EQUITY INDEX PORTFOLIO CONTINUED


PERFORMANCE AS OF
OCTOBER 31, 1999


                                                           S&P 500
                           INSTITUTIONAL     RETAIL       COMPOSITE      LIPPER
                                CLASS        CLASS A        INDEX        S&P 500
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN                   25.71%        25.39%        25.67%       24.93%
--------------------------------------------------------------------------------
 ONE YEAR
 TOTAL RETURN WITH LOAD          N/A          19.47%         N/A          N/A
--------------------------------------------------------------------------------
 ANNUALIZED TOTAL RETURN
 INCEPTION TO DATE              20.29%        22.31%         N/A          N/A
--------------------------------------------------------------------------------
 ANNUALIZED TOTAL RETURN
 INCEPTION TO DATE WITH LOAD     N/A          19.34%         N/A          N/A
--------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

Institutional Class shares were offered beginning October 1, 1997. Retail Class A shares were offered beginning November 3, 1997. Performance of the Class A shares reflects the deduction of the 4.75% sales charge after waivers.

The performance reflected in the table begins at the inception dates.

The performance of the S&P 500 Composite Index does not include operating expenses which are incurred by the Portfolio.



STATEMENTS OF NET ASSETS


[pie chart omitted]

% OF TOTAL PORTFOLIO INVESTMENTS

Technology -- 29%
Financial -- 16%
Retail -- 13%
Oil-Energy -- 12%
Chemicals & Drugs -- 10%
Miscellaneous -- 6%
Durable Goods -- 5%
Consumer Products -- 4%
Healthcare -- 3%
Cash Equivalents -- 1%
Repurchase Agreements -- 1%



                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.1%
--------------------------------------------------------------------------------
    AEROSPACE & DEFENSE -- 0.2%
    LOCKHEED MARTIN                3,890           $    78
    NORTHROP GRUMMAN                 720                39
    RAYTHEON COMPANY, CL B         3,580               104
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                      $   221
--------------------------------------------------------------------------------
    AIR TRANSPORTATION -- 0.4%
    AMR*                           1,670               106
    DELTA AIR LINES                1,530                83
    FDX*                           2,942               127
    ROCKWELL INTERNATIONAL         1,890                92
    SOUTHWEST AIRLINES             4,973                84
    US AIRWAYS GROUP*                635                18
--------------------------------------------------------------------------------
    TOTAL AIR TRANSPORTATION                       $   510
--------------------------------------------------------------------------------
    AIRCRAFT -- 1.0%
    ALLIEDSIGNAL                   5,935               338
    BOEING                        10,405               479
    GENERAL DYNAMICS               2,260               125
    UNITED TECHNOLOGIES            5,160               312
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                  $1,254
--------------------------------------------------------------------------------
    APPAREL/TEXTILES -- 0.0%
    LIZ CLAIBORNE                    320                13
    RUSSELL                          110                 2
    SPRINGS INDUSTRIES, CL A          60                 2
    V.F.                             890                27
--------------------------------------------------------------------------------
    TOTAL APPAREL/TEXTILES                           $  44
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 0.9%
    DANA                           1,681                50
    DELPHI AUTOMOTIVE SYSTEMS      6,043                99
    EATON                            770                58
    FORD MOTOR                    13,415               736
    GENUINE PARTS                  1,760                46
    NAVISTAR INTERNATIONAL*          545                23
    PACCAR                           620                29
    TRW                            1,195                51
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                $1,092
--------------------------------------------------------------------------------

                                  ARK FUNDS SEMI ANNUAL REPORT  OCTOBER 31, 1999


                                                                          MARKET
DESCRIPTION                                              SHARES         VALUE (000)
-------------------------------------------------------------------------------------------------------
    BANKS -- 6.4%
    AMSOUTH BANCORP                                       4,250            $  109
    BANK OF AMERICA                                      19,110             1,230
    BANK OF NEW YORK                                      8,135               341
    BANK ONE                                             12,613               474
    BB&T                                                  3,110               113
    CHASE MANHATTAN                                       9,040               790
    COMERICA                                              1,532                91
    FIFTH THIRD BANCORP                                   2,995               221
    FIRST UNION                                          10,339               441
    FIRSTAR                                              10,856               319
    FLEET BOSTON                                         10,219               446
    GOLDEN WEST FINANCIAL                                   475                53
    HUNTINGTON BANCSHARES                                 2,311                68
    KEYCORP                                               4,445               124
    MELLON FINANCIAL                                      5,560               205
    NATIONAL CITY                                         6,260               185
    NORTHERN TRUST                                        1,110               107
    PNC                                                   3,340               199
    PROVIDIAN FINANCIAL                                   1,600               174
    REGIONS FINANCIAL                                     2,220                67
    REPUBLIC NEW YORK                                     1,055                67
    SOUTHTRUST                                            1,400                56
    STATE STREET                                          1,600               122
    SUMMIT BANCORP                                        1,700                59
    SUNTRUST BANKS                                        3,445               252
    SYNOVUS FINANCIAL                                     2,742                59
    U.S. BANCORP                                          7,810               289
    UNION PLANTERS                                        1,450                65
    WACHOVIA                                              2,200               190
    WASHINGTON MUTUAL                                     5,856               210
    WELLS FARGO                                          18,255               874
-------------------------------------------------------------------------------------------------------
    TOTAL BANKS                                                            $8,000
-------------------------------------------------------------------------------------------------------
    BEAUTY PRODUCTS -- 0.1%
    ALBERTO-CULVER, CL B                                    170                 4
    AVON PRODUCTS                                         2,585                83
    INTERNATIONAL FLAVORS
      & FRAGRANCES                                          860                33
-------------------------------------------------------------------------------------------------------
    TOTAL BEAUTY PRODUCTS                                                  $  120
-------------------------------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.1%
    CLEAR CHANNEL
     COMMUNICATIONS*                                      3,560               286
    COMCAST, CL A SPECIAL                                 7,900               333
    INTERPUBLIC GROUP                                     2,800               114
    MEDIAONE GROUP*                                       6,770               481
    OMNICOM GROUP                                         1,775               156
-------------------------------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING                           $1,370
-------------------------------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION -- 0.0%
    CENTEX                                                  480                13
    FLUOR                                                   755                30
    FOSTER WHEELER                                          120                 1
-------------------------------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION                                          $   44
-------------------------------------------------------------------------------------------------------



                                                                    MARKET
DESCRIPTION                                        SHARES         VALUE (000)
------------------------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION SUPPLIES -- 0.0%
    ARMSTRONG WORLD INDUSTRIES                       195            $    7
    MCDERMOTT INTERNATIONAL                          160                 3
    OWENS CORNING                                    160                 3
------------------------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION SUPPLIES                          $   13
------------------------------------------------------------------------------------------------
    CHEMICALS -- 1.3%
    AIR PRODUCTS & CHEMICALS                       2,275                63
    AVERY DENNISON                                 1,240                77
    B.F. GOODRICH                                    985                23
    E.I. DU PONT DE NEMOURS                       11,422               736
    EASTMAN CHEMICAL                                 630                24
    FMC*                                             300                12
    GREAT LAKES CHEMICAL                             600                21
    HERCULES                                         800                19
    MONSANTO                                       6,765               260
    PPG INDUSTRIES                                 1,690               102
    PRAXAIR                                        1,555                73
    ROHM & HAAS                                    2,164                83
    UNION CARBIDE                                  1,370                84
    W.R. GRACE & COMPANY*                            360                 5
------------------------------------------------------------------------------------------------
    TOTAL CHEMICALS                                                 $1,582
------------------------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 4.2%
    3COM*                                          3,585               104
    ADAPTEC*                                       1,100                49
    ADC TELECOMMUNICATIONS*                        1,400                67
    ANDREW*                                          270                 3
    CISCO SYSTEMS*                                35,800             2,649
    GENERAL INSTRUMENT*                            1,710                92
    GTE                                           10,810               811
    HARRIS                                           800                18
    ITT INDUSTRIES                                   845                29
    MOTOROLA                                       6,740               657
    NETWORK APPLIANCE*                               650                48
    QUALCOMM*                                      1,775               395
    SCIENTIFIC-ATLANTA                               605                35
    TELLABS*                                       4,185               265
------------------------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                                  $5,222
------------------------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 4.2%
    MICROSOFT*                                    56,485             5,228
------------------------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                                         $5,228
------------------------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 5.8%
    APPLE COMPUTER*                                1,595               128
    CERIDIAN*                                      1,140                25
    COMPAQ COMPUTER                               18,121               344
    DELL COMPUTER*                                27,990             1,123
    EMC*                                          11,243               821
    GATEWAY*                                       3,450               228
    HEWLETT PACKARD                               11,170               827
    IBM                                           19,970             1,965
    LEXMARK INTERNATIONAL GROUP,
      CL A                                         1,300               101

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO CONTINUED


                                                                   MARKET
DESCRIPTION                                        SHARES         VALUE (000)
------------------------------------------------------------------------------------------------
    MINNESOTA MINING &
     MANUFACTURING                                 4,335           $   412
    SEAGATE TECHNOLOGY*                            2,180                64
    SILICON GRAPHICS*                              1,500                12
    SOLECTRON*                                     2,900               218
    SUN MICROSYSTEMS*                              8,615               912
    UNISYS*                                        3,270                79
------------------------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                                     $ 7,259
------------------------------------------------------------------------------------------------
    CONGLOMERATE -- 0.6%
    TYCO INTERNATIONAL LIMITED                    18,456               737
------------------------------------------------------------------------------------------------
    TOTAL CONGLOMERATE                                             $   737
------------------------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 0.1%
    BALL                                              90                 4
    CROWN CORK & SEAL                                970                23
    NEWELL RUBBERMAID                              2,800                97
    OWENS-ILLINOIS*                                1,525                36
------------------------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                                   $   160
------------------------------------------------------------------------------------------------
    DRUGS -- 8.1%
    ABBOTT LABORATORIES                           16,815               679
    ALLERGAN                                         740                79
    ALZA*                                          1,035                44
    AMERICAN HOME PRODUCTS                        14,440               754
    AMGEN*                                         5,670               452
    BRISTOL-MYERS SQUIBB                          21,900             1,682
    ELI LILLY                                     12,060               831
    MERCK                                         25,870             2,058
    MILLIPORE                                        130                 4
    PFIZER                                        42,740             1,688
    PHARMACIA & UPJOHN                             5,425               293
    SCHERING PLOUGH                               16,270               805
    SIGMA ALDRICH                                    985                28
    WARNER LAMBERT                                 9,435               753
    WATSON PHARMACEUTICALS*                          800                25
------------------------------------------------------------------------------------------------
    TOTAL DRUGS                                                    $10,175
------------------------------------------------------------------------------------------------
    ELECTRICAL SERVICES & UTILITIES -- 5.7%
    AES*                                           2,300               130
    AMEREN                                         1,360                51
    AMERICAN ELECTRIC POWER                        1,915                66
    CAROLINA POWER & LIGHT                         1,575                54
    CENTRAL & SOUTH WEST                           2,270                50
    CINERGY                                        1,560                44
    CMS ENERGY                                     1,000                37
    CONSOLIDATED EDISON                            2,260                86
    CONSTELLATION ENERGY GROUP*                    1,155                35
    DOMINION RESOURCES                             1,945                94
    DTE ENERGY                                     1,445                48
    DUKE ENERGY                                    3,900               220
    EDISON INTERNATIONAL                           3,465               103
    ENTERGY                                        2,440                73
    FIRSTENERGY                                    2,310                60
    FLORIDA PROGRESS                                 825                38
    FPL GROUP                                      1,760                89

                                                             MARKET
DESCRIPTION                                 SHARES         VALUE (000)
------------------------------------------------------------------------------------------
    GENERAL ELECTRIC                        36,195           $ 4,907
    GPU                                        975                33
    NEW CENTURY ENERGIES                       815                27
    NIAGARA MOHAWK HOLDINGS*                 1,980                31
    NORTHERN STATES POWER                    1,190                26
    PACIFICORP                               2,965                61
    PG&E                                     3,780                87
    PINNACLE WEST CAPITAL                      900                33
    PP&L RESOURCES                           1,215                33
    PUBLIC SERVICE ENTERPRISE
      GROUP                                  2,210                87
    RELIANT ENERGY                           2,960                81
    SEMPRA ENERGY                            1,901                39
    SOUTHERN                                 7,460               198
    TEXAS UTILITIES                          2,790               108
    UNICOM                                   2,145                82
------------------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES & UTILITIES                     $7,111
------------------------------------------------------------------------------------------
    ENTERTAINMENT -- 2.1%
    CARNIVAL, CL A                           6,550               291
    CBS                                      7,625               372
    KING WORLD PRODUCTIONS*                    720                28
    MIRAGE RESORTS*                          1,955                28
    TIME WARNER                             14,265               994
    VIACOM, CL B*                            7,385               330
    WALT DISNEY                             22,780               601
------------------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                                       $2,644
------------------------------------------------------------------------------------------
    ENVIRONMENTAL SERVICES -- 0.1%
    ALLIED WASTE INDUSTRIES*                 1,900                20
    LAIDLAW                                  1,585                10
    WASTE MANAGEMENT                         6,076               112
------------------------------------------------------------------------------------------
    TOTAL ENVIRONMENTAL SERVICES                              $  142
------------------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 5.6%
    AMERICAN EXPRESS                         4,985               768
    ASSOCIATES FIRST CAPITAL                 7,770               284
    BEAR STEARNS                             1,219                52
    CAPITAL ONE FINANCIAL                    1,960               104
    CHARLES SCHWAB                           8,694               339
    CITIGROUP                               37,241             2,016
    COUNTRYWIDE CREDIT INDUSTRIES            1,215                41
    EQUIFAX                                  1,125                30
    FANNIE MAE                              11,365               804
    FRANKLIN RESOURCES                       2,500                87
    FREDDIE MAC                              7,410               401
    HOUSEHOLD INTERNATIONAL                  5,108               228
    J.P. MORGAN                              1,965               257
    LEHMAN BROTHERS HOLDINGS                 1,180                87
    MBNA                                     8,455               234
    MERRILL LYNCH                            3,960               311
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                                6,350               700
    PAINE WEBBER GROUP                       1,225                50
    SLM HOLDING                              1,625                80
    T. ROWE PRICE                            1,300                46
    TEXTRON                                  1,510               117

                                  ARK FUNDS SEMI ANNUAL REPORT  OCTOBER 31, 1999

                                                               MARKET
DESCRIPTION                                   SHARES         VALUE (000)
--------------------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                                    $7,036
--------------------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 4.6%
    ADOLPH COORS, CL B                           285                16
    ANHEUSER BUSCH                             5,115               367
    ARCHER-DANIELS-MIDLAND                     6,101                75
    BESTFOODS                                  2,785               164
    BROWN-FORMAN, CL B                           530                36
    CAMPBELL SOUP                              4,815               217
    COCA-COLA                                 27,115             1,600
    COCA-COLA ENTERPRISES                      4,200               107
    CONAGRA                                    4,855               127
    GENERAL MILLS                              1,525               133
    H.J. HEINZ                                 3,960               189
    HERSHEY FOODS                              1,385                70
    KELLOGG                                    4,475               178
    NABISCO GROUP HOLDINGS                     3,225                41
    PEPSICO                                   16,095               558
    PHILIP MORRIS                             26,355               664
    QUAKER OATS                                1,335                93
    RALSTON PURINA GROUP                       3,225               101
    SARA LEE                                   9,620               260
    SEAGRAM                                    4,605               227
    UNILEVER NV*                               6,102               407
    UST                                        1,865                52
    WM. WRIGLEY, JR.                           1,155                92
--------------------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                              $5,774
--------------------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 0.6%
    COLUMBIA GAS SYSTEMS                         647                42
    CONSOLIDATED NATURAL GAS                   1,060                68
    EASTERN ENTERPRISES                           60                 3
    EL PASO ENERGY                             2,580               106
    ENRON                                      7,550               302
    NICOR                                        540                21
    ONEOK                                         80                 2
    PEOPLES ENERGY                               100                 4
    WILLIAMS                                   4,825               181
--------------------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                                       $  729
--------------------------------------------------------------------------------------------
    GENERAL UTILITIES -- 0.2%
    HALLIBURTON                                4,690               177
    PECO ENERGY                                2,040                78
--------------------------------------------------------------------------------------------
    TOTAL GENERAL UTILITIES                                     $  255
--------------------------------------------------------------------------------------------
    GLASS PRODUCTS -- 0.2%
    CORNING                                    2,615               206
--------------------------------------------------------------------------------------------
    TOTAL GLASS PRODUCTS                                        $  206
--------------------------------------------------------------------------------------------
    HOME APPLIANCES -- 0.0%
    NATIONAL SERVICE INDUSTRIES                  130                 4
    SHERWIN-WILLIAMS                           1,360                30
--------------------------------------------------------------------------------------------
    TOTAL HOME APPLIANCES                                       $   34
--------------------------------------------------------------------------------------------
    HOME BUILDERS -- 0.0%
    PULTE                                        120                 2
--------------------------------------------------------------------------------------------
    TOTAL HOME BUILDERS                                         $    2
--------------------------------------------------------------------------------------------



                                                              MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-------------------------------------------------------------------------------------------
    HOTELS & LODGING -- 0.1%
    HARRAH'S ENTERTAINMENT*                   1,000            $   29
    HILTON HOTELS                             1,895                18
    MARRIOTT INTERNATIONAL, CL A*             2,480                84
-------------------------------------------------------------------------------------------
    TOTAL HOTELS & LODGING                                     $  131
-------------------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 2.3%
    CLOROX                                    2,340                96
    COLGATE-PALMOLIVE                         6,230               377
    DANAHER                                   1,440                70
    GILLETTE                                 11,860               429
    ILLINOIS TOOL WORKS                       2,730               200
    LEGGETT & PLATT                           2,100                47
    MAYTAG                                      720                29
    PROCTER & GAMBLE                         14,680             1,540
    SNAP-ON TOOLS                               680                21
    STANLEY WORKS                               425                12
    WHIRLPOOL                                   800                56
-------------------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                                   $2,877
-------------------------------------------------------------------------------------------
    INSURANCE -- 3.2%
    AETNA                                     1,510                76
    AFLAC                                     2,650               135
    ALLSTATE                                  8,635               248
    AMERICAN GENERAL                          2,815               209
    AMERICAN INTERNATIONAL GROUP             17,053             1,755
    AON                                       2,530                90
    CHUBB                                     1,775                97
    CIGNA                                     2,025               151
    CINCINNATI FINANCIAL                      1,645                59
    CONSECO                                   3,460                84
    HARTFORD FINANCIAL SERVICES
     GROUP                                    2,420               125
    HUMANA*                                     790                 5
    JEFFERSON-PILOT                           1,067                80
    LINCOLN NATIONAL                          1,980                91
    LOEWS                                     1,150                81
    MARSH & MCLENNAN                          2,807               222
    MBIA                                      1,080                62
    MGIC INVESTMENT                             885                53
    PROGRESSIVE                                 720                67
    SAFECO                                    1,025                28
    ST. PAUL                                  2,404                77
    TORCHMARK                                 1,025                32
    UNITED HEALTHCARE                         1,725                89
    UNUMPROVIDENT                             2,545                84
    WELLPOINT HEALTH NETWORKS*                  600                35
-------------------------------------------------------------------------------------------
    TOTAL INSURANCE                                            $4,035
-------------------------------------------------------------------------------------------
    INTERNET SERVICES -- 0.7%
    NORTEL NETWORKS                          14,642               907
-------------------------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                                    $  907
-------------------------------------------------------------------------------------------
    INTERNET SERVICE PROVIDERS -- 1.3%
    AMERICA ONLINE*                          12,225            $1,585
-------------------------------------------------------------------------------------------
    TOTAL INTERNET SERVICE PROVIDERS                           $1,585
-------------------------------------------------------------------------------------------

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO CONTINUED

                                                   MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
    LEASING & RENTING -- 0.1%
    PITNEY BOWES                   2,880            $  131
--------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                         $  131
--------------------------------------------------------------------------------
    LEISURE PRODUCTS -- 0.1%
    HASBRO                         1,537                32
    JOSTENS                          120                 3
    MATTEL                         4,440                59
--------------------------------------------------------------------------------
    TOTAL LEISURE PRODUCTS                          $   94
--------------------------------------------------------------------------------
    LUMBER & WOOD PRODUCTS -- 0.2%
    GEORGIA-PACIFIC                1,850                73
    LOUISIANA-PACIFIC                870                11
    WEYERHAEUSER                   2,180               130
--------------------------------------------------------------------------------
    TOTAL LUMBER & WOOD PRODUCTS                    $  214
--------------------------------------------------------------------------------
    MACHINERY -- 1.1%
    APPLIED MATERIALS*             3,985               358
    BAKER HUGHES                   3,320                93
    BLACK & DECKER                   725                31
    BRIGGS & STRATTON                 80                 5
    BRUNSWICK                        900                20
    CASE                             765                41
    CATERPILLAR                    3,835               212
    CRANE                            210                 4
    CUMMINS ENGINE                   410                21
    DEERE                          2,330                84
    DOVER                          2,110                90
    EMERSON ELECTRIC               4,660               280
    INGERSOLL RAND                 1,800                94
    MILACRON                         120                 2
    NACCO INDUSTRIES, CL A            50                 2
    PALL                             980                21
    PARKER-HANNIFIN                1,165                53
    TENNECO                        1,265                20
    TIMKEN                           190                 3
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                 $1,434
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 0.3%
    HONEYWELL                      1,310               138
    KLA-TENCOR*                      910                72
    MALLINCKRODT                     570                19
    PE CORP -- PE BIOSYSTEMS
     GROUP                         1,020                66
    TEKTRONIX                        150                 5
    THERMO ELECTRON*               1,580                21
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                         $  321
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 2.3%
    BAUSCH & LOMB                    640                35
    BAXTER INTERNATIONAL           3,245               211
    BECTON DICKINSON               2,505                64
    BIOMET                           885                27
    BOSTON SCIENTIFIC*             3,910                79
    C.R. BARD                        445                24
    COLUMBIA/HCA HEALTHCARE        6,060               146
    GUIDANT                        3,020               149

                                                            MARKET
DESCRIPTION                                SHARES         VALUE (000)
-----------------------------------------------------------------------------------------
    HEALTHSOUTH REHABILITATION*             3,110            $   18
    JOHNSON & JOHNSON                      14,820             1,552
    MANOR CARE*                               790                12
    MEDTRONIC                              12,540               434
    ST. JUDE MEDICAL                          840                23
    TENET HEALTHCARE*                       3,075                60
-----------------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES                        $2,834
-----------------------------------------------------------------------------------------
    METALS & MINING -- 0.1%
    FREEPORT-MCMORAN COPPER &
     GOLD, CL B                               930                16
    PHELPS DODGE                              633                36
    REYNOLDS METALS                           655                40
    VULCAN MATERIALS                          900                37
-----------------------------------------------------------------------------------------
    TOTAL METALS & MINING                                    $  129
-----------------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 2.2%
    ADOBE SYSTEMS                           1,100                77
    AUTODESK                                  140                 3
    AUTOMATIC DATA PROCESSING               6,620               319
    BMC SOFTWARE*                           2,650               170
    CABLETRON SYSTEMS*                      1,720                28
    CENDANT*                                7,116               117
    COMPUTER ASSOCIATES
     INTERNATIONAL                          5,717               323
    COMPUTER SCIENCES*                      1,570               108
    COMPUWARE*                              3,654               102
    DELUXE                                    640                18
    ECOLAB                                  1,020                34
    ELECTRONIC DATA SYSTEMS                 5,275               309
    FIRST DATA                              4,620               211
    NOVELL*                                 3,325                67
    ORACLE SYSTEMS*                        15,822               753
    PARAMETRIC TECHNOLOGY*                  2,670                51
    PEOPLESOFT*                             2,000                30
    SHARED MEDICAL SYSTEMS                    300                11
-----------------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES                    $2,731
-----------------------------------------------------------------------------------------
    MISCELLANEOUS CONSUMER SERVICES -- 0.1%
    H & R BLOCK                               800                34
    SERVICE INTERNATIONAL                   2,880                28
-----------------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS CONSUMER SERVICES                    $   62
-----------------------------------------------------------------------------------------
    MISCELLANEOUS TRANSPORTATION -- 0.0%
    FLEETWOOD ENTERPRISES                     110                 2
-----------------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS TRANSPORTATION                       $    2
-----------------------------------------------------------------------------------------
    OFFICE PRODUCTS & SUPPLIES -- 0.1%
    IKON OFFICE SOLUTIONS                     640                 4
    JOHNSON CONTROLS                          850                52
-----------------------------------------------------------------------------------------
    TOTAL OFFICE PRODUCTS & SUPPLIES                         $   56
-----------------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.7%
    BEMIS                                     560                20
    BOISE CASCADE                             575                20
    CHAMPION INTERNATIONAL                    975                56
    FORT JAMES                              2,180                57

                                  ARK FUNDS SEMI ANNUAL REPORT  OCTOBER 31, 1999

                                                                  MARKET
DESCRIPTION                                      SHARES         VALUE (000)
----------------------------------------------------------------------------------------------
    INTERNATIONAL PAPER                          4,376            $  230
    KIMBERLY-CLARK                               5,680               359
    MEAD                                           905                33
    POTLATCH                                        90                 4
    TEMPLE-INLAND                                  450                26
    WESTVACO                                       990                29
    WILLAMETTE INDUSTRIES                        1,085                45
----------------------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                                  $  879
----------------------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 0.9%
    ANADARKO PETROLEUM                             955                29
    APACHE                                         960                37
    ATLANTIC RICHFIELD                           3,445               321
    BURLINGTON RESOURCES                         1,767                62
    HELMERICH & PAYNE                              140                 3
    KERR-MCGEE                                     744                40
    OCCIDENTAL PETROLEUM                         3,455                79
    PHILLIPS PETROLEUM                           2,510               117
    ROWAN*                                         260                 4
    SCHLUMBERGER                                 5,865               355
    UNION PACIFIC RESOURCES GROUP                2,525                37
    USX-MARATHON GROUP                           3,280                96
----------------------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                               $1,180
----------------------------------------------------------------------------------------------
    PETROLEUM REFINING -- 4.6%
    AMERADA HESS                                   970                56
    ASHLAND                                        610                20
    CHEVRON                                      7,265               663
    COASTAL                                      2,110                89
    CONOCO*                                      6,225               169
    EXXON                                       26,805             1,985
    MOBIL                                        8,690               839
    ROYAL DUTCH PETROLEUM,
     NEW YORK SHARES                            23,625             1,416
    SUNOCO                                         735                18
    TEXACO                                       6,120               376
    TOSCO                                        1,625                41
    UNOCAL                                       2,405                83
----------------------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                                      $5,755
----------------------------------------------------------------------------------------------
    PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.4%
    EASTMAN KODAK                                3,460               239
    POLAROID                                       140                 3
    XEROX                                        7,080               198
----------------------------------------------------------------------------------------------
    TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES                       $  440
----------------------------------------------------------------------------------------------
    PRECIOUS METALS -- 0.1%
    BARRICK GOLD                                 3,855                71
    HOMESTAKE MINING                             1,540                13
    NEWMONT MINING                               1,640                36
    PLACER DOME GROUP                            2,805                34
----------------------------------------------------------------------------------------------
    TOTAL PRECIOUS METALS                                         $  154
----------------------------------------------------------------------------------------------
    PRINTING & PUBLISHING -- 0.6%
    AMERICAN GREETINGS, CL A                       355                 9
    DOW JONES                                      740                45
    GANNETT                                      3,090               238



                                                            MARKET
DESCRIPTION                                SHARES         VALUE (000)
----------------------------------------------------------------------------------------
    KNIGHT-RIDDER                            930              $ 59
    MCGRAW-HILL                            1,975               118
    MEREDITH                                 560                20
    NEW YORK TIMES, CL A                   1,920                77
    R.R. DONNELLEY & SONS                  1,105                27
    TIMES MIRROR, CL A                       775                56
    TRIBUNE                                2,380               143
----------------------------------------------------------------------------------------
    TOTAL PRINTING & PUBLISHING                               $792
----------------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 0.2%
    DUN & BRADSTREET*                      1,635                48
    IMS HEALTH*                            3,150                91
    PAYCHEX                                2,437                96
    PERKINELMER                              140                 6
----------------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                               $241
----------------------------------------------------------------------------------------
    RAILROADS -- 0.4%
    BURLINGTON NORTHERN SANTA FE           4,670               149
    CSX                                    2,170                89
    KANSAS CITY SOUTHERN INDUSTRIES        1,200                57
    NORFOLK SOUTHERN                       3,775                92
    UNION PACIFIC                          2,495               139
----------------------------------------------------------------------------------------
    TOTAL RAILROADS                                           $526
----------------------------------------------------------------------------------------
    REAL ESTATE INVESTMENT TRUSTS-- 0.0%
    KAUFMAN & BROAD HOME                     120                 2
----------------------------------------------------------------------------------------
    TOTAL REAL ESTATE INVESTMENT TRUSTS                       $  2
----------------------------------------------------------------------------------------
    REPAIR SERVICES -- 0.0%
    RYDER SYSTEM                             370                 8
----------------------------------------------------------------------------------------
    TOTAL REPAIR SERVICES                                     $  8
----------------------------------------------------------------------------------------
    RETAIL -- 6.6%
    ALBERTSON'S                            4,517               164
    AUTOZONE*                              1,190                32
    BED BATH & BEYOND*                     1,500                50
    BEST BUY*                              2,100               117
    CIRCUIT CITY STORES                    2,000                85
    CONSOLIDATED STORES*                     540                10
    COSTCO WHOLESALE*                      2,465               198
    CVS                                    4,340               189
    DARDEN RESTAURANTS                     1,100                21
    DAYTON HUDSON                          4,735               306
    DILLARD'S, CL A                        1,080                20
    DOLLAR GENERAL                         2,385                63
    FEDERATED DEPARTMENT STORES*           2,050                87
    GAP                                    9,470               352
    GREAT ATLANTIC & PACIFIC TEA             110                 3
    HARCOURT GENERAL                         565                22
    HOME DEPOT                            16,320             1,232
    J.C. PENNEY                            2,605                66
    KMART*                                 4,930                50
    KOHL'S*                                1,625               122
    KROGER*                                8,865               184
    LIMITED                                2,142                88
    LONGS DRUG STORES                        120                 3
    LOWE'S                                 4,195               231

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO CONTINUED

                                                             MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-------------------------------------------------------------------------------------------
    MAY DEPARTMENT STORES                     3,335            $  116
    MCDONALD'S                               15,010               619
    NEIMAN-MARCUS GROUP                         170                 4
    NORDSTROM                                 1,175                29
    OFFICE DEPOT*                             3,300                41
    PEP BOYS -- MANNY,
     MOE & JACK                                 190                 2
    RITE AID                                  2,565                22
    SEARS ROEBUCK                             3,780               107
    STAPLES*                                  4,600               102
    TANDY                                     2,075               131
    TJX                                       3,420                93
    TOYS 'R' US*                              2,090                30
    TRICON GLOBAL RESTAURANTS*                1,532                62
    WAL-MART STORES                          49,095             2,783
    WALGREEN                                 11,025               278
    WENDY'S INTERNATIONAL                     1,235                29
    WINN DIXIE STORES                         1,450                39
-------------------------------------------------------------------------------------------
    TOTAL RETAIL                                               $8,182
-------------------------------------------------------------------------------------------
    RUBBER & PLASTIC -- 0.5%
    COOPER TIRE & RUBBER                        230                 4
    DOW CHEMICAL                              2,350               278
    GOODYEAR TIRE & RUBBER                    1,545                64
    NIKE                                      2,840               160
    REEBOK INTERNATIONAL                        170                 2
    SEALED AIR*                                 882                49
    TUPPERWARE                                  180                 4
-------------------------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                                     $  561
-------------------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -           - 3.3%
    ADVANCED MICRO DEVICES*                   1,450                29
    ANALOG DEVICES*                           2,000               106
    INTEL                                    36,445             2,822
    LSI LOGIC*                                1,430                76
    MICRON TECHNOLOGY                         2,700               193
    NATIONAL SEMICONDUCTOR*                   1,435                43
    TEXAS INSTRUMENTS                         8,690               780
    THOMAS & BETTS                              565                25
-------------------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS                          $4,074
-------------------------------------------------------------------------------------------
    SPECIALTY CONSTRUCTION -- 0.2%
    FORTUNE BRANDS                            1,375                49
    MASCO                                     4,430               135
-------------------------------------------------------------------------------------------
    TOTAL SPECIALTY CONSTRUCTION                               $  184
-------------------------------------------------------------------------------------------
    SPECIALTY MACHINERY -- 0.0%
    COOPER INDUSTRIES                           910                39
-------------------------------------------------------------------------------------------
    TOTAL SPECIALTY MACHINERY                                  $   39
-------------------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 0.4%
    ALCAN ALUMINUM                            2,295                76
    ALCOA                                     3,950               240
    ALLEGHENY TELEDYNE                        1,530                23
    ASARCO                                      120                 4
    BETHLEHEM STEEL*                            330                 2
    ENGELHARD                                 1,130                20


                                                                    MARKET
DESCRIPTION                                        SHARES         VALUE (000)
--------------------------------------------------------------------------------------------------
    INCO                                             1,905           $    39
    NUCOR                                              695                36
    USX-U.S. STEEL GROUP                               915                23
    WORTHINGTON INDUSTRIES                             290                 5
--------------------------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                                        $   468
--------------------------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 9.7%
    ALLTEL                                           3,235               269
    AT&T                                            35,225             1,647
    BELL ATLANTIC                                   17,090             1,110
    BELLSOUTH                                       20,795               936
    CENTURYTEL                                       1,500                61
    COMVERSE TECHNOLOGY*                             2,000               227
    GLOBAL CROSSING*                                 8,505               294
    LUCENT TECHNOLOGIES                             33,786             2,171
    MCI WORLDCOM*                                   20,647             1,772
    NEXTEL COMMUNICATIONS, CL A*                     3,545               306
    SBC COMMUNICATIONS                              37,666             1,919
    SPRINT                                           9,620               715
    SPRINT PCS GROUP*                                4,692               389
    US WEST                                          5,382               329
--------------------------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS                            $12,145
--------------------------------------------------------------------------------------------------
    WHOLESALE -- 0.8%
    CARDINAL HEALTH                                  2,900               125
    GENERAL MOTORS                                   6,920               486
    MCKESSON HBOC                                    2,731                55
    SAFEWAY*                                         5,455               193
    SUPERVALU                                        1,180                25
    SYSCO                                            3,240               125
    W.W. GRAINGER                                      755                32
--------------------------------------------------------------------------------------------------
    TOTAL WHOLESALE                                                 $  1,041
--------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $100,675)                                                 $121,178
--------------------------------------------------------------------------------------------------
CASH EQUIVALENT -- 1.3%
    S&P 500 DEPOSITORY RECEIPT                      12,000             1,644
--------------------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
    (Cost $1,540)                                                   $  1,644
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
    FIRST BOSTON
     5.330%, dated 10/29/99,
     matures 11/01/99, repurchase
     price $799,916 (collateralized
     by U.S. Government Agency
     Instrument: total market
     value $825,176)                                  $800               800
--------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $800)                                                     $    800
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.0%
    (Cost $103,015)                                                 $123,622
==================================================================================================
OTHER ASSETS AND LIABILITIES, NET -- 1.0%                           $  1,247
==================================================================================================

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999


                                                                      MARKET
DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 8,333,394 outstanding
   shares of beneficial interest                                         $95,867
Portfolio Shares of Retail Class A (unlimited authorization -- no par value)
   based on 468,698 outstanding shares
   of beneficial interest                                                  5,827
Undistributed net investment income                                           69
Accumulated net realized gain on investments                               2,499
Net unrealized appreciation on investments                                20,607
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                              $124,869
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                                $14.19
--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                                     $14.16
--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($14.16 / 95.25%)                                      $14.87
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY

CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

BLUE CHIP EQUITY PORTFOLIO



[photo omitted]

ALLEN J. ASHCROFT, JR.
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

ALLEN J. ASHCROFT, JR. IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE CO-PORTFOLIO MANAGER OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS MORE THAN 18 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.



[photo omitted]

CLYDE L. RANDALL, CFA
--------------------------------------------------------------------------------
CO-PORTFOLIO MANAGER
--------------------------------------------------------------------------------

CLYDE L. RANDALL, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE CO-PORTFOLIO MANAGER OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS MORE THAN 12 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.




REVIEW AND OUTLOOK

The ARK Blue Chip Equity Portfolio delivered consistent results in these last six months of our fiscal year. The equity markets certainly demonstrated a higher degree of volatility than is the norm over this time period. The Dow Jones Industrial Average set a new high in May of this year topping the 11,000 mark; however, the Dow trended sideways for most of the summer until it peaked on August 28, at 11,428. Just six weeks later the Dow had corrected over 1500 points to the 9980 level. This correction was fueled by valuation parameters and an interest rate hike implemented by the Federal Reserve. It was market volatility at its finest.

      Throughout this period, the Blue Chip Equity Portfolio has remained focused on our strategy of looking for large-cap quality companies that are dominant in their markets, have franchise characteristics with solid management teams and a history of delivering above-average equity performance. This strategy has enabled us to be broadly diversified among the major sectors of the economy, in 40 quality companies, with a long-term investment horizon.

      At October 31, the Portfolio's largest contributors have been Nortel, Nokia and Cisco Systems. Each of these equity positions had appreciated over 35% in the last six months. We usually find that over long periods, our best performers tend to come from a diverse group of industries; however, recent market strength has been concentrated in the Technology and Telecommunication sectors, which explains why the above-mentioned equities outperformed other equities in the Portfolio. The Portfolio was negatively impacted by an eclectic combination of equities. Ingersoll Rand, a machinery company, Abbott Labs, a hospital supply company, and Associates First Capital, a consumer finance company, all dropped about 20% in the last six months.

      Looking forward, we remain positive on the equity markets. A robust economy continues even though we are now in our ninth year of an economic expansion. The Federal Reserve has tried to keep this expansion in check with two recent rate hikes, while inflation, although somewhat higher than a year ago, still remains under control. The markets seem to be looking past the worry of a problem stemming from any computer malfunctions due to Y2K. Taking these factors into consideration, we will continue to search for investments in larger companies with strong business franchises that will add value to the Portfolio.

                  ARK FUNDS SEMI ANNUAL REPORT OCTOBER 31, 1999


PERFORMANCE AS OF
OCTOBER 31, 1999


                                                                   S&P 500      LIPPER
                             INSTITUTIONAL   RETAIL     RETAIL     COMPOSITE    LARGE-CAP
                                 CLASS       CLASS A    CLASS B*   INDEX        VALUE
-----------------------------------------------------------------------------------------
ONE YEAR
TOTAL RETURN                     25.47%        25.28%    24.33%    25.67%        17.51%
-----------------------------------------------------------------------------------------
ONE YEAR
TOTAL RETURN WITH LOAD             N/A         19.33%    19.33%     N/A           N/A
-----------------------------------------------------------------------------------------
ANNUALIZED 3 YEAR
TOTAL RETURN                     25.63%        25.41%    25.13%    26.52%        19.71%
-----------------------------------------------------------------------------------------
ANNUALIZED 3 YEAR
TOTAL RETURN WITH LOAD             N/A         23.38%    24.49%     N/A           N/A
-----------------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
INCEPTION TO DATE                24.43%        24.02%    24.03%     N/A           N/A
-----------------------------------------------------------------------------------------
Annualized Total Return
Inception to Date
With Load                          N/A         22.27%    23.54%     N/A           N/A
-----------------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

Institutional Class shares were offered beginning April 1, 1996. Retail Class A shares were offered beginning May 16, 1996. Performance for the Retail Class A shares reflects the deduction of the 4.75% sales charge. Retail Class B shares were offered beginning July 31, 1998.

The performance shown in the table begins at April 1, 1996 for Institutional Class and Retail Class B shares and at May 16, 1996 for Retail Class A shares. Performance in the table for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge.

* Performance shown prior to the inception date of the Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Actual annualized performance since inception for Retail Class B shares is 17.74% without CDSC and 14.66% with CDSC.

The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.

STATEMENTS OF NET ASSETS


% OF TOTAL PORTFOLIO INVESTMENTS

Technology -- 26%
Financial -- 15%
Chemical & Drugs -- 13%
Miscellaneous -- 10%
Retail -- 10%
Oil-Energy -- 8%
Repurchase Agreements -- 6%
Consumer Products -- 9%
Transportation -- 3%


                                                                          MARKET

DESCRIPTION                                             SHARES       VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.3%
--------------------------------------------------------------------------------
    AIRCRAFT -- 2.6%
    UNITED TECHNOLOGIES                                 95,000           $ 5,747
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                                       $ 5,747
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 2.1%
    FORD MOTOR                                          85,000             4,664
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                                     $ 4,664
--------------------------------------------------------------------------------
    BANKS -- 7.8%
    CHASE MANHATTAN                                     65,000             5,679
    WASHINGTON MUTUAL                                  150,000             5,391
    WELLS FARGO                                        130,000             6,224
--------------------------------------------------------------------------------
    TOTAL BANKS                                                          $17,294
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.6%
    MEDIAONE GROUP*                                     50,000             3,553
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING                         $ 3,553
--------------------------------------------------------------------------------
    CHEMICALS -- 2.2%
    E.I. DU PONT DE NEMOURS                             75,000             4,833
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                                      $ 4,833
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 10.6%
    3COM*                                                 100             2,900
    CISCO SYSTEMS*                                     65,000             4,810
    KONINKLIJKE (ROYAL) PHILIPS
     ELECTRONICS N.V.*                                 46,000             4,781
    MOTOROLA                                           55,000             5,359
    NOKIA, CL A, ADR                                   50,000             5,778
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                                      $23,628
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 2.1%
    MICROSOFT*                                         50,000             4,628
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                                              $ 4,628
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 1.8%
    HEWLETT PACKARD                                     55,000             4,073
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                                           $ 4,073
--------------------------------------------------------------------------------
    CONGLOMERATE -- 2.2%
    TYCO INTERNATIONAL LIMITED                         120,000             4,793
--------------------------------------------------------------------------------
    TOTAL CONGLOMERATE                                                   $ 4,793
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

BLUE CHIP EQUITY PORTFOLIO CONTINUED

                                                              MARKET
DESCRIPTION                                  SHARES         VALUE (000)
--------------------------------------------------------------------------------
    DRUGS -- 11.2%
    ABBOTT LABORATORIES                     120,000           $ 4,845
    AMGEN*                                   65,000             5,184
    BRISTOL-MYERS SQUIBB                     80,000             6,145
    PFIZER                                   60,000             2,370
    WARNER LAMBERT                           80,000             6,385
--------------------------------------------------------------------------------
    TOTAL DRUGS                                               $24,929
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 3.3%
    GENERAL ELECTRIC                         55,000             7,456
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                                 $ 7,456
--------------------------------------------------------------------------------
    ENERGY -- 2.4%
    HALLIBURTON                             140,000             5,276
--------------------------------------------------------------------------------
    TOTAL ENERGY                                              $ 5,276
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 1.9%
    WALT DISNEY                             160,000             4,220
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                                       $ 4,220
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 4.9%
    ASSOCIATES FIRST CAPITAL                150,000             5,475
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                                50,000             5,516
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                                  $10,991
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 4.8%
    PEPSICO                                  150,000             5,203
    RALSTON PURINA GROUP                     175,000             5,502
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                             $10,705
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 2.6%
    PROCTER & GAMBLE                          55,000             5,768
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                                   $ 5,768
--------------------------------------------------------------------------------
    INTERNET SERVICES -- 1.9%
    NORTEL NETWORKS                           70,000             4,336
--------------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                                    $ 4,336
--------------------------------------------------------------------------------
    INSURANCE -- 2.8%
    AMERICAN INTERNATIONAL GROUP              60,000             6,176
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                            $ 6,176
--------------------------------------------------------------------------------
    MACHINERY -- 1.9%
    INGERSOLL RAND                            80,000             4,180
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                            $ 4,180
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 2.2%
    GUIDANT                                  100,000             4,938
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES                          $ 4,938
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 5.3%
    EXXON                                     45,000             3,333
    MOBIL                                     40,000             3,860
    ROYAL DUTCH PETROLEUM,
     NEW YORK SHARES                          75,000             4,495
--------------------------------------------------------------------------------
    TOTAL PETROLEUM REFINING                                   $11,688
--------------------------------------------------------------------------------
    RETAIL -- 4.7%
    DAYTON HUDSON                             75,000             4,847
    HOME DEPOT                                75,000             5,663
--------------------------------------------------------------------------------
    TOTAL RETAIL                                               $10,510
--------------------------------------------------------------------------------


                                                                     MARKET
DESCRIPTION                                         SHARES         VALUE (000)
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 2.2%
    INTEL                                         62,000          $  4,801
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS                             $  4,801
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 2.2%
    ALCOA                                         80,000             4,860
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                                     $  4,860
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 8.0%
    AT&T                                          55,000             2,571
    LUCENT TECHNOLOGIES                           70,000             4,497
    MCI WORLDCOM*                                 65,000             5,578
    SBC COMMUNICATIONS                           100,000             5,094
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS                         $ 17,740
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $153,941)                                               $211,787
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.9%
    FIRST BOSTON
     5.330%, dated 10/29/99,
     matures 11/01/99, repurchase
     price $13,014,192 (collateralized
     by U.S. Government Agency
     Instrument: total market
     value $13,400,254)                            13,008            13,008
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $13,008)                                                 $ 13,008
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.2%
    (Cost $166,949)                                                $224,795
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (1.2%)                       $ (2,657)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 7,602,356 outstanding
   shares of beneficial interest                                    $ 114,296
Portfolio Shares of Retail Class A (unlimited authorization -- no par value)
   based on 2,908,455 outstanding shares
   of beneficial interest                                             40,343
Portfolio Shares of Retail Class B (unlimited authorization -- no par value)
    based on 291,112 outstanding shares
    of beneficial interest                                             5,528
Undistributed net investment income                                       30
Accumulated net realized gain on investments                           4,095
Net unrealized appreciation on investments                            57,846
================================================================================
TOTAL NET ASSETS -- 100.0%                                          $222,138
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS                            $20.58
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A                                 $20.55
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($20.55 / 95.25%)                                  $21.57
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS B                                 $20.44
================================================================================

* NON-INCOME PRODUCING SECURITY

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

CAPITAL GROWTH PORTFOLIO


[photo omitted]

CHRISTOPHER E. BAGGINI, CFA
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

CHRISTOPHER E. BAGGINI, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE MID-CAP EQUITY PORTFOLIO AND THE CAPITAL GROWTH PORTFOLIO. HE HAS MORE THAN 12 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.



REVIEW AND OUTLOOK

The last six months continued the choppy pattern of stock prices established from the beginning of the year. During this time, the S&P 500 Index declined in four of the six months, including three consecutive down months from July through September. The good news is that the down months were offset by a strong performance in October, which allowed the S&P 500 to appreciate 2.73% for the period. The primary reason for the market's churn has been the effect of rising interest rates and the desire by investors to liquidate profitable positions established within the past year. We believe opportunities continue to emerge in select growth leaders across many sectors.

      Fortunately, the ARK Capital Growth Portfolio found pockets of strength over the past quarter in mid- and small-cap stocks. Additionally, the overweighted position in select emerging telecommunication equipment and services companies helped mitigate the poor performance of many consumer discretionary and staple stocks, as the Portfolio advanced smartly by more than 16.6% for the period. The Portfolio's pace has been set by investments in Nortel Networks, Motorola, Voicestream Communications and Sprint PCS. Turnover within the Portfolio was limited as our review of the fundamentals of the Portfolio's holdings did not warrant many buy/sell decisions. In fact, we are still committed to many of this past period's performance laggards, including Pepsi, Worldcom and Schering Plough, because we feel the fundamentals to be strong.

      As the market's moodiness will no doubt persist, we will continue to be cautious when rapid price movements do not match the underlying business fundamentals. The value of solid research in this type of environment will continue to be very important in separating long-term winning investments from lagging investments.

PERFORMANCE AS OF
OCTOBER 31, 1999


                                                                           S&P 500      LIPPER
                             INSTITUTIONAL      RETAIL       RETAIL       COMPOSITE    MULTI-CAP
                             CLASS             CLASS A       CLASS B*       INDEX       GROWTH
-------------------------------------------------------------------------------------------------
ONE YEAR
TOTAL RETURN                 51.86%              51.63%        50.61%        25.67%       43.90%
-------------------------------------------------------------------------------------------------
ONE YEAR
TOTAL RETURN WITH LOAD        N/A                44.47%        45.61%          N/A         N/A
-------------------------------------------------------------------------------------------------
ANNUALIZED 3 YEAR
TOTAL RETURN                 33.84%              33.58%        33.41%        26.52%       22.92%
-------------------------------------------------------------------------------------------------
ANNUALIZED 3 YEAR
TOTAL RETURN WITH LOAD        N/A                31.42%        32.85%          N/A         N/A
-------------------------------------------------------------------------------------------------
ANNUALIZED 5 YEAR
TOTAL RETURN                 25.30%              25.02%        25.06%        26.01%       22.15%
-------------------------------------------------------------------------------------------------
ANNUALIZED 5 YEAR
TOTAL RETURN WITH LOAD        N/A                23.80%        24.90%          N/A         N/A
-------------------------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
INCEPTION TO DATE            20.65%              20.97%        20.47%          N/A         N/A
-------------------------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
INCEPTION TO DATE WITH LOAD   N/A                19.93%        20.47%          N/A         N/A
-------------------------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

Institutional Class shares were offered beginning July 16, 1993. Retail Class A shares were offered beginning March 9, 1994. Performance for the Retail Class A shares reflects the deduction of the 4.75% sales charge. Retail Class B shares were offered beginning September 14, 1998.

The performance shown in the table begins at July 16, 1993 for Institutional Class and Retail Class B shares and at March 9, 1994 for Retail Class A shares. Performance in the table for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge.

* Performance shown prior to the inception date of the Retail Class B shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Actual annualized performance since inception for Retail Class B shares is 55.63% without CDSC and 52.28% with CDSC.

The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.

EQUITY PORTFOLIOS

STATEMENTS OF NET ASSETS


% OF TOTAL PORTFOLIO INVESTMENTS


Technology -- 23%
Financial -- 22%
Telephones & Telecommunications -- 12%
Chemical & Drugs -- 9%
Repurchase Agreements -- 8%
Consumer Products -- 8%
Miscellaneous Business Services -- 6%
Retail -- 6%
Transportation -- 2%
Oil-Energy -- 2%
Miscellaneous -- 2%


                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.7%
--------------------------------------------------------------------------------
    AIR TRANSPORTATION -- 0.8%
    SOUTHWEST AIRLINES            80,000           $ 1,345
--------------------------------------------------------------------------------
    TOTAL AIR TRANSPORTATION                       $ 1,345
--------------------------------------------------------------------------------
    AIRCRAFT -- 1.1%
    UNITED TECHNOLOGIES           30,000             1,815
--------------------------------------------------------------------------------
    TOTAL AIRCRAFT                                 $ 1,815
--------------------------------------------------------------------------------
    BANKS -- 6.3%
    CHASE MANHATTAN               40,000             3,495
    FIRSTAR                       40,000             1,175
    STATE STREET                  20,000             1,522
    WELLS FARGO                   80,000             3,830
--------------------------------------------------------------------------------
    TOTAL BANKS                                    $10,022
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING -- 5.2%
    COMCAST, CL A SPECIAL         45,000             1,896
    MEDIAONE GROUP*               50,000             3,553
    YOUNG & RUBICAM               60,000             2,745
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING   $ 8,194
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 15.5%
    CIENA*                        50,000             1,762
    CISCO SYSTEMS*                60,000             4,440
    COMVERSE TECHNOLOGY*          30,000             3,405
    MOTOROLA                      60,000             5,846
    NOKIA, CL A, ADR              25,000             2,889
    NORTEL NETWORKS               75,000             4,645
    RADWARE LIMITED*              30,000             1,543
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                 $24,530
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 6.5%
    DELL COMPUTER*                20,000               802
    ELECTRONICS FOR IMAGING*      75,000             3,023
    EMC*                          20,000             1,460
    JABIL CIRCUIT*                50,000             2,612
    LEXMARK INTERNATIONAL
     GROUP, CL A*                 30,000             2,342
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                     $10,239
--------------------------------------------------------------------------------


                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    DRUGS -- 9.3%
    AMGEN*                        60,000           $ 4,785
    BRISTOL-MYERS SQUIBB          40,000             3,073
    INDIGO N.V. WARRANTS*            499                --
    SCHERING PLOUGH               60,000             2,970
    WARNER LAMBERT                50,000             3,991
--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $14,819
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES -- 1.4%
    GENERAL ELECTRIC              16,000             2,169

--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES                      $ 2,169
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 2.3%
    ROYAL CARIBBEAN CRUISES       70,000             3,714
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                            $ 3,714
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 9.0%
    ASSOCIATES FIRST CAPITAL      55,000             2,008
    FREDDIE MAC                   70,000             3,784
    MERRILL LYNCH                 40,000             3,140
    MORGAN STANLEY, DEAN WITTER,
     DISCOVER                     30,000             3,309
    T. ROWE PRICE                 30,000             1,065
    WADDELL & REED FINANCIAL,
     CL A                         39,800               955
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                       $14,261
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 2.7%
    PEPSICO                       75,000             2,602
    RALSTON PURINA GROUP          55,000             1,729
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                 $ 4,331
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 1.4%
    WILLIAMS                      60,000             2,250
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                          $ 2,250
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS -- 1.1%
    DIAL                          75,000             1,753
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS                       $ 1,753
--------------------------------------------------------------------------------
    INSURANCE -- 0.7%
    AMERICAN INTERNATIONAL GROUP  10,000             1,029
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                $ 1,029
--------------------------------------------------------------------------------
    INTERNET SERVICES -- 0.7%
    24/7 MEDIA*                   25,000             1,080
--------------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                        $ 1,080
--------------------------------------------------------------------------------
    INTERNET SERVICE PROVIDERS -- 2.5%
    AMERICA ONLINE*               30,000             3,891
--------------------------------------------------------------------------------
    TOTAL INTERNET SERVICE PROVIDERS               $ 3,891
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 1.9%
    GUIDANT                       60,000             2,963
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES              $ 2,963
--------------------------------------------------------------------------------

                                  ARK FUNDS SEMI ANNUAL REPORT  OCTOBER 31, 1999

                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    RETAIL -- 6.3%
    ABERCROMBIE & FITCH, CL A*    40,000          $  1,090
    CVS                           45,000             1,955
    DAYTON HUDSON                 60,000             3,878
    HOME DEPOT                    20,000             1,510
    LINENS 'N THINGS*             40,000             1,590
--------------------------------------------------------------------------------
    TOTAL RETAIL                                  $ 10,023
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 6.7%
    ALTERA*                       55,000             2,674
    CHARTERED SEMICONDUCTOR
     MANUFACTURING*               20,000               664
    FLEXTRONICS INTERNATIONAL*    20,000             1,420
    INTEL                         40,000             3,098
    TEXAS INSTRUMENTS             30,000             2,693
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS             $ 10,549
--------------------------------------------------------------------------------
    SOFTWARE -- 1.4%
    ORACLE SYSTEMS*               20,000               951
    SOFTWARE.COM*                 20,000             1,346
--------------------------------------------------------------------------------
    TOTAL SOFTWARE                                $  2,297
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 10.2%
    ALLTEL                        40,000             3,330
    MCI WORLDCOM*                 44,000             3,776
    NEXTEL COMMUNICATIONS, CL A*  20,000             1,724
    QWEST COMMUNICATIONS
     INTERNATIONAL*               50,000             1,800
    SPRINT PCS GROUP*             20,000             1,659
    VOICESTREAM WIRELESS*         40,000             3,950
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS         $ 16,239
--------------------------------------------------------------------------------
    WHOLESALE -- 0.7%
    SAFEWAY*                      30,000             1,059
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                               $  1,059
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $101,252)                               $148,572
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.6%
--------------------------------------------------------------------------------
    FIRST BOSTON
     5.330%, dated 10/29/99,
     matures 11/01/99, repurchase
     price $12,134,268 (collateralized
     by U.S. Government Agency
     Instruments: total market
     value $12,496,605)           12,129            12,129
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $12,129)                                $ 12,129
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.3%
    (Cost $113,381)                               $160,701
================================================================================
OTHER ASSETS & LIABILITIES, NET -- (1.3%)         $ (2,094)
================================================================================


                                                   MARKET
DESCRIPTION                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 5,461,292 outstanding
   shares of beneficial interest                  $ 70,251
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 1,527,571 outstanding shares
   of beneficial interest                           22,412
Portfolio Shares of Retail Class B (unlimited
   authorization -- no par value)
   based on 294,616 outstanding shares of
   beneficial interest                               5,544
Accumulated net realized gain on investments        13,080
Net unrealized appreciation on investments          47,320
================================================================================
TOTAL NET ASSETS -- 100.0%                        $158,607
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $21.82
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $21.65
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($21.65 / 95.25%)                $22.73
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS B               $21.61
================================================================================


* NON-INCOME PRODUCING SECURITY

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

MID-CAP EQUITY PORTFOLIO


[photo omitted]

CHRISTOPHER E. BAGGINI, CFA
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

CHRISTOPHER E. BAGGINI, CFA, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE MID-CAP EQUITY PORTFOLIO AND THE CAPITAL GROWTH PORTFOLIO. HE HAS MORE THAN 12 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.



REVIEW AND OUTLOOK
Mid-cap stocks "picked-up" strongly in October after five months of declines and flat returns. The S&P 400 Mid-Cap Index advanced almost 2% for the period while the Institutional Class of the ARK Mid-Cap Equity Portfolio held gains for most of the period, accumulating a 4.5% return for the six months ended October 31, 1999. Stock selection has been extremely important to performance as winners have stood apart from laggards in the current investment environment.
      During the market's retreat, biotechnology stocks like Medimmune, Amgen, Chiron and Biogen advanced strongly, while other healthcare holdings like Quintiles and Mylan Labs declined, at times significantly. During the market's upturn in October, technology, stocks like Qualcomm, Comverse Technology and Jabil Circuit continued to advance. Software companies focusing on emerging storage needs for large corporations like Legato and Veritas advanced sharply. Some classic consumer growth companies with long-term track records stumbled badly during the period, with Starbucks, Outback Steakhouse and Abercrombie & Fitch declining over 30% each. Despite these setbacks, we still believe that the performance of consumer stocks will improve over the coming quarters.
      As interest rate and Y2K fears fade over the next 3 to 4 months, we believe there will be a positive rotation back into some of America's best emerging growth companies. We believe that select investments in mid-cap telecommunications and consumer stocks could give investors reason to cheer the coming of the new millennium.


PERFORMANCE AS OF
OCTOBER 31, 1999


                            INSTITUTIONAL     RETAIL     S&P 400      LIPPER
                                CLASS        CLASS A*    MID-CAP    MID-CAP CORE
-------------------------------------------------------------------------------
ONE YEAR
TOTAL RETURN                    26.71%        26.71%       21.07%      31.70%
--------------------------------------------------------------------------------
ONE YEAR TOTAL
RETURN WITH LOAD                 N/A          20.70%         N/A         N/A
--------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
INCEPTION TO DATE               19.73%        19.73%         N/A         N/A
--------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURN
INCEPTION TO DATE WITH LOAD      N/A          17.77%         N/A         N/A
--------------------------------------------------------------------------------


Past performance of the Portfolio is not predictive of future performance.

Institutional Class shares were offered beginning November 15, 1996. Retail Class A shares were offered beginning September 1, 1999. Performance for the Retail Class A reflects the deduction of the 4.75% sales charge.

The performance shown in the table begins at November 15, 1996 for Institutional Class and Retail Class A shares.

* Performance shown prior to the inception date of the Retail Class A shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Actual cumulative performance since inception for Retail Class A shares is 0.99% without load and -3.82% with load.

The performance for the S&P Mid-Cap Index does not include operating expenses that are incurred by the Portfolio.

                                  ARK FUNDS SEMI ANNUAL REPORT  OCTOBER 31, 1999


STATEMENTS OF NET ASSETS


% OF TOTAL PORTFOLIO INVESTMENT

Financial -- 21%
Technology -- 17%
Miscellanous Business Services -- 13%
Retail -- 8%
Consumer Products -- 6%
Chemicals & Drugs -- 6%
Miscellaneous -- 5%
Utilities -- 5%
Oil-Energy -- 5%
Telephones & Telecommunications -- 5%
Transportation -- 4%
Repurchase Agreement -- 3%
Building & Construction -- 2%


                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.7%
    AEROSPACE & DEFENSE -- 0.5%
    CORDANT TECHNOLOGIES           2,800              $ 87
    HUBBELL, CL B                  3,816               106
    LEAR*                          5,600               189
--------------------------------------------------------------------------------
    TOTAL AEROSPACE & DEFENSE                         $382
--------------------------------------------------------------------------------
    AIR TRANSPORTATION -- 1.2%
    AIRBORNE FREIGHT               2,900                62
    ALASKA AIRGROUP*               1,000                40
    SOUTHWEST AIRLINES            20,000               336
    US AIRWAYS GROUP*             15,000               420
--------------------------------------------------------------------------------
    TOTAL AIR TRANSPORTATION                          $858
--------------------------------------------------------------------------------
    APPAREL/TEXTILES -- 0.7%
    JONES APPAREL GROUP*           5,400               171
    MOHAWK INDUSTRIES*             4,000                92
    SHAW INDUSTRIES                9,300               144
    WESTPOINT STEVENS*             3,200                61
--------------------------------------------------------------------------------
    TOTAL APPAREL/TEXTILES                            $468
--------------------------------------------------------------------------------
    AUTOMOTIVE -- 0.5%
    FEDERAL SIGNAL                 2,882                54
    FEDERAL-MOGUL                  1,450                36
    KAYDON                         2,200                55
    MERITOR AUTOMOTIVE             3,600                61
    MODINE MANUFACTURING           1,250                31
    SUPERIOR INDUSTRIES
     INTERNATIONAL                 1,155                31
    TELEFLEX                       1,700                58
--------------------------------------------------------------------------------
    TOTAL AUTOMOTIVE                                  $326
--------------------------------------------------------------------------------
    BANKS -- 7.1%
    ASSOCIATED BANC                4,875               188
    ASTORIA FINANCIAL              4,000               144
    CCB FINANCIAL                  2,200               101
    CHARTER ONE FINANCIAL         14,100               346
    CITY NATIONAL                  2,700               105
    COMPASS BANCSHARES             9,000               240
    DIME BANCORP                   9,500               170
    FIRST SECURITY                15,493               397


                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    FIRST TENNESSEE NATIONAL      12,000            $  408
    FIRST VIRGINIA BANKS           4,750               227
    HIBERNIA, CL A                12,000               170
    KEYSTONE FINANCIAL             2,700                68
    MARSHALL & ILSLEY              8,700               584
    MERCANTILE BANKSHARES          5,075               183
    NORTH FORK BANCORPORATION     11,000               228
    OLD KENT FINANCIAL             8,053               328
    PACIFIC CENTURY FINANCIAL      4,000                91
    PROVIDENT FINANCIAL GROUP      3,500               150
    SOVEREIGN BANCORP             14,600               129
    TCF FINANCIAL                  6,500               192
    WILMINGTON TRUST               1,900               103
    ZIONS BANCORP                  6,400               377
--------------------------------------------------------------------------------
    TOTAL BANKS                                     $4,929
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.9%
    CHRIS-CRAFT INDUSTRIES*        2,586               180
    CIRCLE.COM*                    1,250                18
    COX COMMUNICATIONS*           10,000               454
    HISPANIC BROADCASTING*         4,500               365
    SNYDER COMMUNICATIONS*         5,000                64
    UNIVISION COMMUNICATIONS*      8,000               681
    YOUNG & RUBICAM               20,000               915
--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $2,677
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION -- 0.3%
    JACOBS ENGINEERING GROUP*      1,175                42
    MARTIN MARIETTA MATERIALS      5,000               195
--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION                   $  237
--------------------------------------------------------------------------------
    CHEMICALS -- 1.0%
    AIRGAS*                        6,000                57
    CABOT                          5,000                93
    CK WITCO                       4,200                39
    DEXTER                         1,000                35
    FULLER (H.B.)                    590                32
    IMC GLOBAL                     8,500               108
    LUBRIZOL                       2,900                74
    RPM                            3,890                46
    SOLUTIA                       12,000               206
--------------------------------------------------------------------------------
    TOTAL CHEMICALS                                 $  690
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 2.7%
    MOLEX                         12,752               465
    COMVERSE TECHNOLOGY*          12,500             1,419
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $1,884
--------------------------------------------------------------------------------
    COMPUTER SOFTWARE -- 7.1%
    CITRIX SYSTEMS*                6,200               398
    INFORMIX*                      8,000                61
    INTUIT*                       15,000               437
    LEGATO SYSTEMS*               10,400               559
    NETWORKS ASSOCIATES*          12,000               220
    RATIONAL SOFTWARE*             7,500               321
    SIEBEL SYSTEMS*                7,600               835
    SYMANTEC*                     14,000               669
    VERITAS SOFTWARE*             13,500             1,456
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                         $4,956
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

MID-CAP EQUITY PORTFOLIO CONTINUED

                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 7.6%
    AMERICAN POWER CONVERSION*    15,500            $  348
    AVNET                          3,675               200
    DIEBOLD                        3,854               101
    ELECTRONICS FOR IMAGING*      32,000             1,290
    JABIL CIRCUIT*                25,000             1,306
    KEANE*                         4,800               113
    LEXMARK INTERNATIONAL GROUP,
     CL A*                         7,000               546
    QUANTUM -DLT & STORAGE
     SYSTEMS*                     10,900               168
    SCI SYSTEMS*                   4,200               207
    SOLECTRON*                     8,000               602
    STORAGE TECHNOLOGY             7,522               118
    SYMBOL TECHNOLOGIES            6,477               257
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                      $5,256
--------------------------------------------------------------------------------
    CONCRETE & MINERAL PRODUCTS - 0.2%
    FERRO                          1,575                32
    SOUTHDOWN                      2,800               135
--------------------------------------------------------------------------------
    TOTAL CONCRETE & MINERAL PRODUCTS               $  167
--------------------------------------------------------------------------------
    CONTAINERS & PACKAGING -- 0.0%
    LONGVIEW FIBRE                 2,200                25
--------------------------------------------------------------------------------
    TOTAL CONTAINERS & PACKAGING                    $   25
--------------------------------------------------------------------------------
    DRUGS -- 5.1%
    AMGEN*                         8,000               638
    BIOGEN*                       13,600             1,008
    CARTER-WALLACE                 2,400                43
    CHIRON*                       14,564               416
    FOREST LABORATORIES*           6,368               292
    GENZYME*                       8,024               307
    ICN PHARMACEUTICALS            5,000               115
    MILLENNIUM PHARMACEUTICAL*     3,000               210
    MYLAN LABORATORIES            10,587               190
    PERRIGO*                       6,050                46
    SEPRACOR*                      3,150               262
--------------------------------------------------------------------------------
    TOTAL DRUGS                                     $3,527
--------------------------------------------------------------------------------
    ELECTRICAL SERVICES & UTILITIES -- 4.9%
    ALLEGHENY ENERGY               8,729               278
    ALLIANT ENERGY                 5,500               150
    CONECTIV                       8,687               169
    DPL                           10,000               203
    ENERGY EAST                    7,300               183
    HAWAIIAN ELECTRIC INDUSTRIES   1,475                50
    IDACORP                        1,650                50
    ILLINOVA                       3,100                99
    IPALCO ENTERPRISES             4,742                97
    KANSAS CITY POWER & LIGHT      3,250                80
    LG&E                          10,150               223
    MINNESOTA POWER & LIGHT        3,650                68
    MONTANA POWER                 10,000               284
    NEW ENGLAND ELECTRIC SYSTEM    3,300               172
    NISOURCE                       8,700               178
    OGE ENERGY                     6,106               139
    PINNACLE WEST CAPITAL          5,000               184

                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    POTOMAC ELECTRIC POWER         6,150            $  169
    PUGET SOUND ENERGY             4,200                93
    SCANA                          5,550               138
    TECO ENERGY                    9,372               207
    WISCONSIN ENERGY               8,000               179
--------------------------------------------------------------------------------
    TOTAL ELECTRICAL SERVICES & UTILITIES           $3,393
--------------------------------------------------------------------------------
    ENTERTAINMENT -- 1.8%
    INTERNATIONAL GAME TECHNOLOGY  6,600               123
    MANDALAY RESORT GROUP*         7,500               140
    MIRAGE RESORTS*               15,000               218
    PREMIER PARKS*                 6,500               188
    ROYAL CARIBBEAN CRUISES       11,300               600
--------------------------------------------------------------------------------
    TOTAL ENTERTAINMENT                             $1,269
--------------------------------------------------------------------------------
    FINANCIAL SERVICES -- 3.3%
    A.G. EDWARDS & SONS            6,818               205
    E*TRADE GROUP*                18,000               429
    FINOVA GROUP                   4,750               209
    GREENPOINT FINANCIAL           8,200               234
    LEGG MASON                     4,600               167
    PAINE WEBBER GROUP            10,000               408
    T. ROWE PRICE                 19,000               675
--------------------------------------------------------------------------------
    TOTAL FINANCIAL SERVICES                        $2,327
--------------------------------------------------------------------------------
    FOOD, BEVERAGE & TOBACCO -- 2.2%
    DEAN FOODS                     3,575               165
    FLOWERS INDUSTRIES             5,656                95
    HORMEL FOODS                   3,800               164
    IBP                            4,650               111
    INTERSTATE BAKERIES            5,200               105
    LANCASTER COLONY               1,848                65
    MCCORMICK                      5,750               180
    SUIZA FOODS*                   2,500                90
    TYSON FOODS                   17,510               267
    UNIVERSAL FOODS                2,400                46
    US FOODSERVICE*                7,500               144
    WHITMAN                        5,300                69
--------------------------------------------------------------------------------
    TOTAL FOOD, BEVERAGE & TOBACCO                  $1,501
--------------------------------------------------------------------------------
    FORESTRY -- 0.1%
    RAYONIER                       2,100                86
--------------------------------------------------------------------------------
    TOTAL FORESTRY                                   $  86
--------------------------------------------------------------------------------
    GAS/NATURAL GAS -- 1.7%
    AGL RESOURCES                  2,150                37
    EL PASO ENERGY                 8,518               349
    KEYSPAN                       11,500               323
    KINDER MORGAN                  3,450                69
    MCN                            4,100               100
    NATIONAL FUEL & GAS            1,425                70
    QUESTAR                        5,800               104
    UTILICORP UNITED               4,425                96
    WASHINGTON GAS LIGHT           2,000                54
--------------------------------------------------------------------------------
    TOTAL GAS/NATURAL GAS                           $1,202
--------------------------------------------------------------------------------
    GENERAL UTILITIES -- 0.2%
    MID AMERICAN ENERGY HOLDINGS*  4,350               146
--------------------------------------------------------------------------------
    TOTAL GENERAL UTILITIES                         $  146
--------------------------------------------------------------------------------

                                  ARK FUNDS SEMI ANNUAL REPORT  OCTOBER 31, 1999


                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
   HOME BUILDERS -- 0.2%
    CLAYTON HOMES                 11,701            $  118
--------------------------------------------------------------------------------
    TOTAL HOME BUILDERS                             $  118
--------------------------------------------------------------------------------
    HOUSEHOLD PRODUCTS & FIXTURES -- 0.8%
    DIAL                          11,700               274
    LEGGETT & PLATT               11,700               260
--------------------------------------------------------------------------------
    TOTAL HOUSEHOLD PRODUCTS & FIXTURES             $  534
--------------------------------------------------------------------------------
    INSURANCE -- 3.3%
    AFLAC                          9,460               484
    ALLMERICA FINANCIAL            9,000               515
    AMBAC                          5,000               299
    AMERICAN FINANCIAL GROUP       4,500               133
    FIRST HEALTH GROUP, CL A*      2,800                65
    HSB GROUP                      1,350                52
    OHIO CASUALTY                  5,000                83
    OLD REPUBLIC INTERNATIONAL     7,350               101
    PACIFICARE HEALTH SYSTEMS,
       CL A*                       3,153               124
    PMI GROUP                      2,550               132
    PROTECTIVE LIFE                3,400               123
    UNITRIN                        5,000               187
--------------------------------------------------------------------------------
    TOTAL INSURANCE                                 $2,298
--------------------------------------------------------------------------------
    LEASING & RENTING -- 0.2%
    COMDISCO                       7,500               151
--------------------------------------------------------------------------------
    TOTAL LEASING & RENTING                         $  151
--------------------------------------------------------------------------------
    LEISURE PRODUCTS -- 0.8%
    CALLAWAY GOLF                  5,500                74
    ELECTRONIC ARTS*               5,750               465
--------------------------------------------------------------------------------
    TOTAL LEISURE PRODUCTS                          $  539
--------------------------------------------------------------------------------
    LUMBER & WOOD PRODUCTS -- 0.2%
    GEORGIA-PACIFIC (TIMBER GROUP) 5,000               119
--------------------------------------------------------------------------------
    TOTAL LUMBER & WOOD PRODUCTS                    $  119
--------------------------------------------------------------------------------
    MACHINERY -- 0.6%
    AGCO                           5,000                54
    DONALDSON                      2,200                51
    FLOWSERVE                      2,137                36
    KENNAMETAL                     1,600                46
    MARK IV INDUSTRIES             2,615                50
    PENTAIR                        1,574                59
    SPX                            1,500               127
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                $   423
--------------------------------------------------------------------------------
    MANUFACTURING -- 0.1%
    TRINITY INDUSTRIES             3,200                95
--------------------------------------------------------------------------------
    TOTAL MANUFACTURING                            $    95
--------------------------------------------------------------------------------
    MARINE TRANSPORTATION -- 0.1%
    ALEXANDER & BALDWIN            1,900                46
--------------------------------------------------------------------------------
    TOTAL MARINE TRANSPORTATION                    $    46
--------------------------------------------------------------------------------
    MEASURING DEVICES -- 0.5%
    BECKMAN COULTER                2,250               104
    WATERS*                        5,000               266
--------------------------------------------------------------------------------
    TOTAL MEASURING DEVICES                        $   370
--------------------------------------------------------------------------------

                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    MEDICAL PRODUCTS & SERVICES -- 3.0%
    BERGEN BRUNSWIG, CL A          5,112            $   36
    DENTSPLY INTERNATIONAL         3,900                90
    GILEAD SCIENCES*               2,000               126
    JOHNSON & JOHNSON              3,706               388
    LINCARE HOLDINGS*              3,200                90
    MINIMED*                       2,200               167
    STERIS*                        5,300                71
    STRYKER                        9,500               587
    SYBRON INTERNATIONAL*          7,800               186
    TRIGON HEALTHCARE*             1,500                43
    VISX*                          5,000               313
--------------------------------------------------------------------------------
    TOTAL MEDICAL PRODUCTS & SERVICES               $2,097
--------------------------------------------------------------------------------
    METALS & MINING -- 0.5%
    MINERALS TECHNOLOGIES          1,900                82
    VULCAN MATERIALS               5,925               245
--------------------------------------------------------------------------------
    TOTAL METALS & MINING                           $  327
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 4.3%
    AC NIELSEN*                    3,000                66
    AFFILIATED COMPUTER SERVICES,
     CL A*                         3,500               133
    CAMBRIDGE TECHNOLOGY PARTNERS* 4,500                50
    CINTAS                         8,300               500
    CONCORD EFS*                  16,050               434
    CONVERGYS*                    21,200               415
    DST SYSTEMS*                   3,000               191
    FISERV*                        9,318               298
    LITTON INDUSTRIES*             3,350               157
    NOVA*                          5,500               143
    OGDEN                          2,000                18
    REYNOLDS & REYNOLDS, CL A      4,100                75
    ROBERT HALF INTERNATIONAL*     6,600               179
    SOTHEBY'S HOLDINGS, CL A       4,300               123
    TRANSACTION SYSTEMS
        ARCHITECTS*                2,300                71
    VIAD                           6,900               169
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES           $3,022
--------------------------------------------------------------------------------
    MISCELLANEOUS CONSUMER SERVICES -- 0.4%
    MANPOWER                       7,000               246
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS CONSUMER SERVICES           $  246
--------------------------------------------------------------------------------
    MISCELLANEOUS MANUFACTURING -- 0.0%
    GTECH*                         1,000                20
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS MANUFACTURING               $   20
--------------------------------------------------------------------------------
    MISCELLANEOUS TRANSPORTATION -- 0.1%
    HARSCO                         2,500                74
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS TRANSPORTATION              $   74
--------------------------------------------------------------------------------
    MOTORCYCLES, BICYCLES & PARTS -- 1.1%
    HARLEY-DAVIDSON               12,360               733
--------------------------------------------------------------------------------
    TOTAL MOTORCYCLES, BICYCLES & PARTS             $  733
--------------------------------------------------------------------------------
    OFFICE FURNITURE & FIXTURES -- 0.3%
    HERMAN MILLER                  5,900               128
    HON INDUSTRIES                 2,400                47
--------------------------------------------------------------------------------
    TOTAL OFFICE FURNITURE & FIXTURES               $  175
--------------------------------------------------------------------------------

                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    PAPER & PAPER PRODUCTS -- 0.5%
    BOWATER                        2,650            $  139
    CHESAPEAKE                     1,050                32
    CONSOLIDATED PAPERS            4,500               141
    PH GLATFELTER                  1,800                26
--------------------------------------------------------------------------------
    TOTAL PAPER & PAPER PRODUCTS                    $  338
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 3.0%
    BJ SERVICES*                   5,200               178
    DEVON ENERGY                   5,300               206
    ENSCO INTERNATIONAL           10,500               203
    GLOBAL MARINE*                14,075               214
    NABORS INDUSTRIES*             7,200               163
    NOBLE AFFILIATES               4,400               111
    NOBLE DRILLING*               10,000               222
    OCEAN ENERGY*                  7,000                64
    SMITH INTERNATIONAL*           7,000               242
    TIDEWATER                      4,855               146
    TRANSOCEAN OFFSHORE            9,600               261
    VALERO ENERGY                  3,300                61
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                 $2,071
--------------------------------------------------------------------------------
    PETROLEUM REFINING -- 0.8%
    MURPHY OIL                     2,400               135
    TOSCO                         11,800               299
    ULTRAMAR DIAMOND SHAMROCK      4,800               118
-------------------------------------------------------------------------------
TOTAL PETROLEUM REFINING                            $  552
-------------------------------------------------------------------------------
    PRINTING & PUBLISHING -- 1.6%
    A.H. BELO, CL A                7,200               147
    BANTA                          1,200                27
    HARTE-HANKS COMMUNICATIONS     5,000                99
    HOUGHTON MIFFLIN               1,380                58
    LEE ENTERPRISES                1,850                55
    MEDIA GENERAL                  1,100                60
    READER'S DIGEST, CL A          7,500               242
    SCHOLASTIC*                      600                28
    STANDARD REGISTER              1,200                26
    WALLACE COMPUTER SERVICES      1,900                42
    WASHINGTON POST, CL B            550               293
--------------------------------------------------------------------------------
    TOTAL PRINTING & PUBLISHING                     $1,077
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 0.2%
    GARTNER GROUP, CL A*           7,000                68
    NAVIGANT CONSULTING*           3,500               100
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                    $   168
--------------------------------------------------------------------------------
    RAILROADS -- 0.8%
    KANSAS CITY SOUTHERN
       INDUSTRIES                 12,000               569
--------------------------------------------------------------------------------
    TOTAL RAILROADS                                $   569
--------------------------------------------------------------------------------
    RETAIL -- 6.5%
    ABERCROMBIE & FITCH, CL A*    10,000               273
    BARNES & NOBLE*                7,000               146
    BED BATH & BEYOND*            10,000               333
    BEST BUY*                      9,600               533
    BJ'S WHOLESALE CLUB*           6,000               185
    BOB EVANS FARMS                3,000                41
    BRINKER INTERNATIONAL*         4,849               113

                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    CBRL GROUP                     3,500            $   47
    COMPUSA*                       7,000                40
    DOLLAR TREE STORES*            3,500               152
    FAMILY DOLLAR STORES          12,400               256
    FASTENAL                       1,650                60
    HANNAFORD BROTHERS             5,000               350
    LANDS' END*                    3,350               258
    LONE STAR STEAKHOUSE & SALOON* 3,000                24
    OUTBACK STEAKHOUSE*            5,700               131
    PAPA JOHN'S INTERNATIONAL*     2,500                93
    PREMARK INTERNATIONAL          4,600               252
    ROSS STORES                    5,100               105
    STARBUCKS*                    14,000               381
    TIFFANY & COMPANY              8,000               476
    WARNACO GROUP                  3,350                48
    WILLIAMS-SONOMA*               4,600               247
--------------------------------------------------------------------------------
    TOTAL RETAIL                                    $4,544
--------------------------------------------------------------------------------
    RUBBER & PLASTIC -- 0.7%
    CARLISLE                       1,200                40
    HANNA                          2,124                23
    SONOCO PRODUCTS                6,050               145
    WEATHERFORD INTERNATIONAL*     8,500               288
--------------------------------------------------------------------------------
    TOTAL RUBBER & PLASTIC                          $  496
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 11.8%
    ALTERA*                       16,000               778
    ANALOG DEVICES*               14,500               770
    ATMEL*                         7,200               278
    CADENCE DESIGN SYSTEMS*       18,000               273
    CYPRESS SEMICONDUCTOR*        18,250               467
    LINEAR TECHNOLOGY             12,400               867
    MAXIM INTEGRATED PRODUCTS*     9,500               750
    MICROCHIP TECHNOLOGY*          5,000               333
    NOVELLUS SYSTEMS*              4,000               310
    QLOGIC*                        3,000               312
    SANMINA*                       5,000               450
    SYNOPSYS*                      6,000               374
    TERADYNE*                     18,000               693
    VITESSE SEMICONDUCTOR*        11,000               505
    XILINX*                       13,000             1,022
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS               $8,182
--------------------------------------------------------------------------------
    SPECIALTY MACHINERY -- 0.4%
    AMERICAN STANDARD*             6,000               229
    TECUMSEH PRODUCTS, CL A          950                46
--------------------------------------------------------------------------------
    TOTAL SPECIALTY MACHINERY                       $  275
--------------------------------------------------------------------------------
    STEEL & STEEL WORKS -- 0.2%
    AK STEEL HOLDING               3,500                61
    CARPENTER TECHNOLOGY           1,100                27
    PRECISION CASTPARTS            1,050                31
--------------------------------------------------------------------------------
    TOTAL STEEL & STEEL WORKS                       $  119
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 2.1%
    CENTURYTEL                     6,862               277
    CINCINNATI BELL               10,700               223
    COMSAT                           925                17

                                  ARK FUNDS SEMI ANNUAL REPORT  OCTOBER 31, 1999

                                                    MARKET
DESCRIPTION                       SHARES          VALUE (000)
--------------------------------------------------------------------------------
    TELEPHONE & DATA SYSTEMS       3,100           $   357
    WINSTAR COMMUNICATIONS*       15,000               582
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $ 1,456
--------------------------------------------------------------------------------
    TESTING LABORATORIES -- 0.9%
    MEDIMMUNE*                     4,000               448
    QUINTILES TRANSNATIONAL*       8,300               154
--------------------------------------------------------------------------------
    TOTAL TESTING LABORATORIES                     $   602
--------------------------------------------------------------------------------
    TRANSPORTATION SERVICES -- 0.1%
    GATX                           2,550                85
--------------------------------------------------------------------------------
    TOTAL TRANSPORTATION SERVICES                  $    85
--------------------------------------------------------------------------------
    TRUCKING -- 0.3%
    CNF TRANSPORTATION             4,400               145
    JB HUNT TRANSPORT SERVICES     2,100                27
    PITTSTON BRINK'S GROUP         1,600                31
--------------------------------------------------------------------------------
    TOTAL TRUCKING                                 $   203
--------------------------------------------------------------------------------
    WATER UTILITIES -- 0.2%
    AMERICAN WATER WORKS           5,600               163
--------------------------------------------------------------------------------
    TOTAL WATER UTILITIES                          $   163
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $52,772)                                 $68,593
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
    FIRST BOSTON
     5.330%, dated 10/29/99, matures
     11/01/99, repurchase price $1,919,541
     (collateralized by U.S. Government
     Agency Instrument: total market
     value $1,980,849)            $1,919             1,919
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $1,919)                                  $ 1,919
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.5%
    (Cost $54,691)                                 $70,512
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (1.5%)        $(1,038)
================================================================================

                                                   MARKET
DESCRIPTION                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 4,507,137 outstanding
   shares of beneficial interest                   $44,175
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 13,974 outstanding shares
   of beneficial interest                              207
Distribution in excess of net investment income         (1)
Accumulated net realized gain on investments         9,272
Net unrealized appreciation on investments          15,821
================================================================================
TOTAL NET ASSETS -- 100.0%                         $69,474
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $15.37
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $15.37
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($15.37 / 95.25%)                $16.14
================================================================================

*NON-INCOME PRODUCING SECURITY

CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

SMALL-CAP EQUITY PORTFOLIO


[photo omitted]

H. GILES KNIGHT
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

H. GILES KNIGHT IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE SMALL-CAP EQUITY PORTFOLIO. HE HAS MORE THAN 28 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.


REVIEW AND OUTLOOK

Continued concern over the Federal Reserve's intentions, Y2K worries and a weakening U.S. dollar led to a generally flat stock market performance over the six-month period ending October 31, 1999. The Standard & Poor's 500 gained 2.7%, while a major index of small-cap stocks, the Russell 2000, declined 0.3% during the period.

      The Institutional Class of the ARK Small-Cap Equity Portfolio, however, enjoyed excellent performance, with a gain of 51.7% over this period. The "keys to victory" were overweighted positions in wireless telephone stocks such as VoiceStream, Rural Cellular, Price Communications and Omnipoint; and semiconductor producers and equipment providers such as Cyprus Semiconductor, Dallas Semiconductor, Cymer and Kulicke & Soffa. In addition, Internet-related shares such as USWeb, CD Radio and Freeshop.com have been successful performers.

      The Portfolio's outlook for 2000 is bright as the stock market appears to be broadening as investors search for newer, more dynamic names. We strongly believe that small-cap "growth stocks" will remain market leaders and, as such, the Portfolio will maintain large positions in telecommunications, Internet-based systems, software, and wireless and semiconductor equipment. Healthcare, previously a high-growth industry, has been adversely affected by political rhetoric and will probably not be attractive until after the November elections. Energy service stocks have on the whole lagged the increase in oil prices, although this could change if investors decide these price increases are here to stay. We expect the IPO (initial public offering) market to remain strong next year, which will help investors maintain their interest in small-cap stocks.


PERFORMANCE AS OF
OCTOBER 31, 1999

                      Institutional    Retail      RUSSELL 2000       Lipper
                          Class       Class A         GROWTH         MID-CAP*
--------------------------------------------------------------------------------
 One Year
 Total Return            91.02%        90.87%         29.28%          57.77%
--------------------------------------------------------------------------------
 One Year
 Total Return
 with Load                N/A          81.87%           N/A             N/A
--------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return            27.88%        27.62%          9.65%          17.70%
--------------------------------------------------------------------------------
 Annualized 3 Year
 Total Return
 With Load                N/A          25.57%           N/A             N/A
--------------------------------------------------------------------------------
 Annualized Total
 Return Inception
 to Date                 27.12%        18.26%           N/A             N/A
--------------------------------------------------------------------------------
 Annualized Total
 Return Inception
 to Date With Load        N/A          16.62%           N/A             N/A
--------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

Institutional Class shares were offered beginning July 13, 1995. Retail Class A shares were offered beginning May 16, 1996. Performance for Retail Class A shares reflects the deduction of the 4.75% sales charge.

The performance shown in the table begins at the inception dates for the Institutional and the Retail Class A shares.

The performance of the Frank Russell 2000 Growth Index does not include operating expenses which are incurred by the Portfolio.

* Due to new Lipper reclassification, the Small-Cap Equity Portfolio has been reclassified as mid-cap by Lipper.

                                  ARK FUNDS SEMI ANNUAL REPORT  OCTOBER 31, 1999

STATEMENTS OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

[pie chart omitted]

Repurchase Agreements -- 3%
Miscellaneous Business Services -- 24%
Telephones & Telecommunications -- 22%
Communication Equipment -- 17%
Technology -- 16%
Computers & Services -- 10%
Miscellaneous -- 6%
Financial -- 2%


                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 102.8%
    BANKS/FINANCE -- 1.9%
    E-STAMP                        1,600            $   37
    ILLUMINET HOLDINGS*           11,000               511
    INTERWOVEN*                    5,500               431
--------------------------------------------------------------------------------
    TOTAL BANKS/FINANCE                             $  979
--------------------------------------------------------------------------------
    BROADCASTING, NEWSPAPERS & ADVERTISING -- 6.4%
    FREESHOP.COM*                 45,000               762
    RADIO UNICA COMMUNICATIONS*   12,500               358
    SPANISH BROADCASTING SYSTEMS,
     CL A*                        11,000               293
    TRUE NORTH COMMUNICATIONS     10,000               403
    YOUNG & RUBICAM               30,000             1,372

--------------------------------------------------------------------------------
    TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING    $3,188
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION -- 1.6%
    STOLT COMEX SEAWAY S.A., ADR* 75,000               802

--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION                  $   802
--------------------------------------------------------------------------------
    BUILDING & CONSTRUCTION SUPPLIES -- 2.0%
    MOBILE MINI*                  45,000               982

--------------------------------------------------------------------------------
    TOTAL BUILDING & CONSTRUCTION SUPPLIES         $   982
--------------------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT -- 13.1%
    ALTIGEN COMMUNICATIONS*       30,000               356
    CD RADIO*                     25,000               637
    CIENA*                        30,000             1,057
    DIGITAL MICROWAVE*            60,000               892
    DIGITAL LIGHTWAVE*            30,000               518
    METRICOM*                     10,000               439
    MICROCELL TELECOMMUNICATIONS* 75,000             1,425
    POWERWAVE TECHNOLOGIES*       10,000               651
    SAWTEK*                       15,000               615
--------------------------------------------------------------------------------
    TOTAL COMMUNICATIONS EQUIPMENT                  $6,590
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 1.6%
    LEGATO SYSTEMS*               15,000               806
--------------------------------------------------------------------------------
    TOTAL COMPUTER SOFTWARE                        $   806
--------------------------------------------------------------------------------

                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
    COMPUTERS & SERVICES -- 4.6%
    EMULEX*                       14,600           $ 2,277
    JUPITER COMMUNICATIONS*          500                17
--------------------------------------------------------------------------------
    TOTAL COMPUTERS & SERVICES                     $ 2,294
--------------------------------------------------------------------------------
    DRUGS -- 0.2%
    SUPERGEN*                      4,129               116
--------------------------------------------------------------------------------
    TOTAL DRUGS                                    $   116
--------------------------------------------------------------------------------
    INTERNET SERVICES -- 6.5%
    AGILE SOFTWARE*               20,000             1,960
    24/7 MEDIA*                   20,000             1,296
--------------------------------------------------------------------------------
    TOTAL INTERNET SERVICES                        $ 3,256
--------------------------------------------------------------------------------
    MACHINERY -- 0.9%
    KULICKE & SOFFA INDUSTRIES*   15,000               442
--------------------------------------------------------------------------------
    TOTAL MACHINERY                                $   442
--------------------------------------------------------------------------------
    MISCELLANEOUS BUSINESS SERVICES -- 20.9%
    BREAKAWAY SOLUTIONS*             500                27
    BSQUARE*                       1,000                40
    DATA RETURN                    1,000                15
    FLYCAST COMMUNICATIONS*       25,000             1,259
    KANA COMMUNICATIONS*          10,500               883
    MARIMBA*                      50,500             1,439
    NETCENTIVES *                    250                 4
    PUMA TECHNOLOGY*              25,000               925
    SPLITROCK SERVICES*           40,000               875
    TIBCO SOFTWARE*               37,500             1,463
    TREND MICRO*                  80,000             1,580
    USWEB*                        35,000             1,356
    ZIPLINK*                      50,000               594
--------------------------------------------------------------------------------
    TOTAL MISCELLANEOUS BUSINESS SERVICES          $10,460
--------------------------------------------------------------------------------
    PETROLEUM & FUEL PRODUCTS -- 1.5%
    CHIEFTAN INTERNATIONAL*       21,700               415
    TUBOSCOPE*                    30,000               334
--------------------------------------------------------------------------------
    TOTAL PETROLEUM & FUEL PRODUCTS                $   749
--------------------------------------------------------------------------------
    PROFESSIONAL SERVICES -- 1.7%
    CONSOLIDATED GRAPHICS*         5,500               110
    RAZORFISH*                    10,000               738
--------------------------------------------------------------------------------
    TOTAL PROFESSIONAL SERVICES                    $   848
--------------------------------------------------------------------------------
    RETAIL -- 0.1%
    GAIAM, CL A*                   9,700                62
--------------------------------------------------------------------------------
    TOTAL RETAIL                                   $    62
--------------------------------------------------------------------------------
    SEMI-CONDUCTORS/INSTRUMENTS -- 13.7%
    AMKOR TECHNOLOGY*             30,000               606
    CYMER*                        15,000               554
    CYPRESS SEMICONDUCTOR*        30,000               767
    DALLAS SEMICONDUCTOR          10,000               589
    FAIRCHILD SEMICONDUCTOR
     INTERNATIONAL, CL A*         25,000               631
    INTERNATIONAL RECTIFIER       50,000               972
    JNI                            6,500               347
    SDL*                          10,000             1,233
    SEMTECH*                      30,000             1,149
    SILICON IMAGE*                   500                22
--------------------------------------------------------------------------------
    TOTAL SEMI-CONDUCTORS/INSTRUMENTS              $ 6,870
--------------------------------------------------------------------------------

EQUITY PORTFOLIOS

SMALL-CAP EQUITY PORTFOLIO CONTINUED


                            SHARES/PRINCIPAL       MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
    TELEPHONES & TELECOMMUNICATIONS -- 23.1%
    AIRGATE PCS*                  25,800           $ 1,290
    CLEARNET, CL A*               80,000             1,760
    ITC DELTACOM*                 15,000               360
    ITXC                           9,000               407
    RAMBUS*                        8,000               541
    RCN*                          15,000               718
    RURAL CELLULAR, CL A*         35,000             2,107
    SHARED TECHNOLOGIES CELLULAR* 50,000               463
    TRITON PCS HOLDINGS, CL A*    10,200               360
    VOICESTREAM WIRELESS*         20,000             1,975
    WESTERN WIRELESS, CL A*       30,000             1,586
--------------------------------------------------------------------------------
    TOTAL TELEPHONES & TELECOMMUNICATIONS          $11,567
--------------------------------------------------------------------------------
    WHOLESALE -- 3.0%
    BALTIMORE TECHNOLOGIES*       15,000               488
    PRICE COMMUNICATIONS*         46,500             1,011
--------------------------------------------------------------------------------
    TOTAL WHOLESALE                                $ 1,499
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $40,744)                                 $51,510
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%
    FIRST BOSTON
     5.330%, dated 10/29/99,
     matures 11/01/99, repurchase
     price $1,819,185 (collateralized
     by U.S. Government Agency
     Instruments: total market
     value $1,873,924)            $1,818             1,818
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $1,818)                                  $ 1,818
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 106.4%
    (Cost $42,562)                                 $53,328
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (6.4%)        $(3,210)
================================================================================

                                                   MARKET
DESCRIPTION                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 2,424,296 outstanding
   shares of beneficial interest                   $24,597
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 189,198 outstanding shares
   of beneficial interest                            2,389
Accumulated net realized gain on investments        12,366
Net unrealized appreciation on investments          10,766
================================================================================
TOTAL NET ASSETS -- 100.0%                         $50,118
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $19.19
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $19.08
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($19.08 / 95.25%)                $20.03
================================================================================

* NON-INCOME PRODUCING SECURITY

ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS

INTERNATIONAL EQUITY SELECTION PORTFOLIO


[photo omitted]

BRETT A. HOFFACKER, CFP
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
--------------------------------------------------------------------------------

BRETT A. HOFFACKER, CFP, IS A PRINCIPAL OF ALLIED INVESTMENT ADVISORS, INC. HE IS THE PORTFOLIO MANAGER OF THE INTERNATIONAL EQUITY SELECTION PORTFOLIO. HE HAS MORE THAN 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

REVIEW AND OUTLOOK

For the six-month period ended October 31, 1999, it is difficult to discern overall regional trends in market returns. On a micro basis, individual country returns seemed to be dependant upon economic and market events specific to each country. Examples include the problems with Korean giant Daewoo, political and civil unrest in Indonesia, the end of the war in Kosovo and the emergence of Japan from recession. On a macro level, however, there are two themes which have influenced foreign market performance. The first theme is the corporate restructuring and consolidation activity, which has been under way overseas. This, in association with more shareholder-friendly management teams, have driven profit margins and earnings, thus providing a strong underpinning for bullish foreign equity markets. The second theme recognizes the strength in the U.S. and overseas economies, which has raised the specter of higher interest rates as central banks move to preempt inflation. This rising interest rate scenario has dampened returns and promoted volatility in both the stock and bond markets.

       The Portfolio's underlying fund managers had to guide their funds through a variety of factors in order to outperform the EAFE Index for the period. Country selection was of course important, as being overweighted in the Japanese market proved beneficial. Sector selection added value to those funds with exposure to technology and telecommunication stocks. Management of currency positions was also decisive in a period of volatile currency markets. In fact, the strength of the yen vs. the U.S. dollar more than tripled the return on the Nikkei 225 when translated into U.S. dollars. Growth-oriented funds outperformed value funds while small- and mid-cap funds bested their large-cap competitors.

       The ARK International Equity Selection Portfolio outperformed both the EAFE and Lipper indices for the period. Only six of the Portfolio's underlying foreign funds underperformed the EAFE Index. Four of these funds were our only value style positions, while the remaining two incorporated a growth-at-a-reasonable-price style. During the period, we made several changes to the Portfolio. We eliminated positions in the Montgomery International Growth Fund and Harbor International Growth Fund as they continued to underperform their respective indexes and peer group. We added the Scudder International Growth Fund, Scout Worldwide Fund and the Pilgrim International Small Company Fund to the Portfolio. These changes maintained our growth-style exposure and diversified the Portfolio into the mid-cap arena. As of 10/31/99, the Portfolio was comprised of 16 mutual funds, which is six more than it held on 10/31/98. We are comfortable with the diversification provided by this number of funds.

EQUITY PORTFOLIOS MANAGEMENT DISCUSSION AND ANALYSIS


       Y2K is an important topic for both domestic and international investors. Depending upon country and capitalization weighting, international funds are seen to carry more risks than domestic funds. We are cautiously optimistic that Y2K will have an insignificant effect on the Portfolio as our emerging market and small-cap exposure is minimal. We are also confident that our underlying fund managers are prepared for any Y2K dislocations that may occur. We look to the very successful Euro conversion, which took place on 12/31/98, as a model for how Y2K will generally transpire.

      Looking ahead, we believe the opportunities for international investing are excellent. Most global economies are in either a growth or recovery mode. Corporate, and in some situations governmental restructuring is becoming a worldwide phenomenon. Merger activity is becoming common on a cross-border basis. As for rising interest rates, it would seem that central banks have the upper hand on inflation, which is positive for the markets in the long run. These factors, coupled with the current valuation levels of the U.S. markets, certainly increase the attractiveness and potential of international markets for investors.



PERFORMANCE AS OF
OCTOBER 31, 1999

--------------------------------------------------------------------------------
                     Institutional     Retail      MORGAN STANLEY     Lipper
                         Class        Class A*       MSCI EAFE     International
--------------------------------------------------------------------------------
One Year
Total Return            24.96%         24.84%          23.03%         25.56%
--------------------------------------------------------------------------------
One Year
Total Return
with Load                N/A           22.91%            N/A           N/A
--------------------------------------------------------------------------------
Annualized 3 Year
Total Return            12.85%         12.82%          12.17%         12.90%
--------------------------------------------------------------------------------
Annualized 3 Year
Total Return
With Load                N/A           12.25%            N/A           N/A
--------------------------------------------------------------------------------
Annualized 5 Year
Total Return            11.14%         11.12%           9.21%         9.50%
--------------------------------------------------------------------------------
Annualized 5 Year
Total Return
With Load                N/A           10.79%            N/A           N/A
--------------------------------------------------------------------------------
Annualized Total
Return Inception
to Date                 10.93%         10.92%            N/A           N/A
--------------------------------------------------------------------------------
Annualized Total
Return Inception
to Date With Load         N/A          10.73%             N/A          N/A
--------------------------------------------------------------------------------

Past performance of the Portfolio is not predictive of future performance.

Performance presented prior to March 29, 1998 for the Institutional Class reflects the performance of the Marketvest International Equity Fund, which is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for the period from May 31, 1991 (inception date of the collective trust fund) to March 31, 1997, when the Fund's registration statement became effective. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected. Retail Class A shares were offered beginning April 1, 1998. Performance for Retail Class A shares reflects the deduction of the 1.50% sales charge.

The performance shown in the table begins at May 31, 1991 for Institutional Class and Retail Class A shares.

* Performance shown prior to the inception date of the Retail Class A shares represents that of the Institutional Class adjusted for the sales charge only. No adjustments have been made for Retail Class 12b-1 fees and expenses. With such adjustments, performance would be lower than shown. Actual annualized performance since inception for Retail Class A shares is 7.24% without load and 6.24% with load.

The performance of the MSCI EAFE Index does not include operating expenses that are incurred by the Portfolio.

STATEMENTS OF NET ASSETS

% OF TOTAL PORTFOLIO INVESTMENTS

[pie chart omitted]

Mutual Funds -- 95%
Repurchase Agreements -- 5%

                                                   MARKET
DESCRIPTION                       SHARES         VALUE (000)
--------------------------------------------------------------------------------
MUTUAL FUNDS -- 95.2%
    American Advantage
     International
     Equity Fund                  96,612           $ 1,870
    American Century
     International
     Growth Fund                 181,893             2,054
    American Funds Europacific
     Growth Fund                  65,572             2,360
    Artisan International Fund    96,809             2,025
    BT Institutional
     International
     Equity Fund                 131,070             1,911
    Federated International
     Small Company Fund,
     Class A                      31,972               924
    Fidelity Diversified
     International Fund          102,735             2,191
    Glenmede International
     Institutional Portfolio     112,557             2,006
    Harbor International Fund     48,854             1,988
    Janus Overseas Fund           89,130             2,258
    Pilgrim International
     Small Cap Growth Fund,
     Class Q                       9,773               310
    Putnam International
     Growth Fund                  95,198             2,283
    Scudder International Fund    36,709             2,145
    Scudder Japan Fund           127,437             2,020
    Templeton Foreign Fund,
     Class I                     117,157             1,165
    UMB Scout Worldwide Fund      50,765             1,079
--------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
    (Cost $24,514)                                 $28,589
--------------------------------------------------------------------------------

                            SHARES/PRINCIPAL       MARKET
DESCRIPTION                    AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.2%
    FIRST BOSTON
     5.330%, dated 10/29/99,
     matures 11/01/99, repurchase
     price $1,547,769 (collateralized
     by U.S. Government Agency
     Instruments: total market
     value $1,595,381)            $1,547           $ 1,547
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $1,547)                                  $ 1,547
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.4%
    (Cost $26,061)                                 $30,136
================================================================================
OTHER ASSETS AND LIABILITIES, NET -- (0.4%)        $  (111)
================================================================================
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 2,249,641 outstanding
   shares of beneficial interest                    22,887
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 160,234 outstanding shares
   of beneficial interest                            1,820
Undistributed net investment income                     48
Accumulated net realized gain on investments         1,195
Net unrealized appreciation on investments           4,075
================================================================================
TOTAL NET ASSETS -- 100.0%                         $30,025
================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE -- INSTITUTIONAL CLASS          $12.46
================================================================================
NET ASSET VALUE AND REDEMPTION
    PRICE PER SHARE -- RETAIL CLASS A               $12.46
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
    RETAIL CLASS A ($12.46 / 98.50%)                $12.65
================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                    STATEMENTS OF OPERATIONS (000) (UNAUDITED)
                                                      FOR THE PERIOD ENDED OCTOBER 31, 1999
                                                          TAX-FREE         U.S. GOVERNMENT       U.S. TREASURY        SHORT-TERM
                                        MONEY MARKET    MONEY MARKET        MONEY MARKET         MONEY MARKET          TREASURY
                                          PORTFOLIO       PORTFOLIO           PORTFOLIO            PORTFOLIO           PORTFOLIO
                                        ------------    ------------       ---------------       -------------        ----------
INVESTMENT INCOME:
   Dividends                              $    --          $   --              $    --              $    --              $   --
   Interest                                26,201           2,696               41,021               10,011               1,237
                                          -------          ------              -------              -------              ------
     Total Investment Income               26,201           2,696               41,021               10,011               1,237
                                          -------          ------              -------              -------              ------

EXPENSES:
   Administrator Fees                         646             107                1,043                  274                  32
   Less: Waiver of Administrator Fees          --              --                   --                   --                  --
   Investment Advisory Fees                 1,242             205                2,006                  528                  85
   Less: Waiver of Investment
     Advisory Fees                           (650)           (131)                (882)                (126)                 --
   Custodian Fees                              61               6                  145                   37                   6
   Transfer Agency Fees                        50               8                   80                   21                   2
   Professional Fees                           34               5                   56                   13                   2
   Registration Fees                          (29)             11                  (40)                  (7)                  4
   Distribution Fees--Retail Class A          329              57                  157                   32                  27
   Less: Waiver of Distribution Fees--
     Retail Class A                            --              --                   --                   --                 (10)
   Distribution Fees--Retail Class B           --              --                   --                   --                  --
   Distribution Fees--
     Institutional II Class                   179              30                  102                   81                  --
   Printing Fees                               53               9                   95                   25                   3
   Trustee Fees                                10               2                   19                    5                  --
   Amortization of Deferred
     Organization Costs                        --              --                   --                   --                   2
   Miscellaneous Fees                           9               2                   32                    6                   1
   Shareholder Servicing Fees--
     Institutional Class                      369              59                1,008                  216                  26
   Less: Waiver of Shareholder
     Servicing Fees--
     Institutional
     Class                                   (172)            (27)                (470)                (101)                (16)
   Shareholder Servicing Fees--
     Retail Class A                           197              34                   94                   19                  10
   Less: Waiver of Shareholder
     Servicing Fees--Retail Class A          (118)            (21)                 (57)                 (11)                (10)
   Shareholder Servicing Fees--
     Retail Class B                            --              --                   --                   --                  --
                                          -------          ------              -------              -------              ------
     Total Expenses                         2,210             356                3,388                1,012                 164
                                          -------          ------              -------              -------              ------
   Net Investment Income                   23,991           2,340               37,633                8,999               1,073
                                          -------          ------              -------              -------              ------
   Net Realized Gain (Loss)
     on Investments(1)                         --              (8)                   4                   31                (208)
   Net Change in Unrealized
     Depreciation on Investments               --              --                   --                   --                (441)
                                          -------          ------              -------              -------              ------
   Net Realized and Unrealized
     Gain (Loss) on Investments                (1)             --                   (8)                   4                (410)
                                          -------          ------              -------              -------              ------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                      $23,990          $2,340              $37,625              $ 9,003              $  663
                                          =======          ======              =======              =======              ======


                                         SHORT-TERM     MARYLAND      PENNSYLVANIA   INTERMEDIATE   U.S. GOVERNMENT
                                            BOND        TAX-FREE        TAX-FREE     FIXED INCOME        BOND           INCOME
                                          PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                         ----------     ---------     ------------   ------------   ---------------    ---------
INVESTMENT INCOME:
   Dividends                               $   --        $    --        $     --       $    40         $   158          $   178
   Interest                                 3,025+         3,318           5,553         3,185+          6,871+          11,484+
                                           ------        -------        --------       -------         -------          -------
     Total Investment Income                3,025          3,318           5,553         3,225           7,029           11,662
                                           ------        -------        --------       -------         -------          -------

EXPENSES:
   Administrator Fees                          66             83             140            68             147              235
   Less: Waiver of Administrator Fees          --             --              --            --              --               --
   Investment Advisory Fees                   383            413             701           315             849            1,086
   Less: Waiver of Investment
     Advisory Fees                            (25)          (102)             --           (58)           (102)            (163)
   Custodian Fees                              19             10              26            13              27               32
   Transfer Agency Fees                         5              6              11             5              11               18
   Professional Fees                            4              4               9             3               9               11
   Registration Fees                           (3)             8               7             6              (3)              12
   Distribution Fees--Retail Class A           --             49               6            --               4               12
   Less: Waiver of Distribution Fees--
     Retail Class A                            --             (8)             (1)           --              (1)              (2)
   Distribution Fees--Retail Class B           --             --              --            --              --                1
   Distribution Fees--
     Institutional II Class                    --             --              --            --              --               --
   Printing Fees                                5              7              14             2              12               20
   Trustee Fees                                 1              1               3             1               3                4
   Amortization of Deferred
     Organization Costs                         4             --               7             1               4               --
   Miscellaneous Fees                           3              4               4             3               3                6
   Shareholder Servicing Fees--
     Institutional Class                       76             71             159            79             168              265
   Less: Waiver of Shareholder
     Servicing Fees--
     Institutional
     Class                                    (46)           (14)            (42)          (21)            (45)             (53)
   Shareholder Servicing Fees--
     Retail Class A                            --             25               3            --               2                6
   Less: Waiver of Shareholder
     Servicing Fees--Retail Class A            --            (25)             (3)           --              (2)              (6)
   Shareholder Servicing Fees--
     Retail Class B                            --             --              --            --              --                1
                                           ------        -------        --------       -------         -------          -------
     Total Expenses                           492            532           1,044           417           1,086            1,485
                                           ------        -------        --------       -------         -------          -------
   Net Investment Income                    2,533          2,786           4,509         2,808           5,943           10,177
                                           ------        -------        --------       -------         -------          -------
   Net Realized Gain (Loss)
     on Investments(1)                       (338)        (2,230)           (113)         (925)         (4,492)
   Net Change in Unrealized
     Depreciation on Investments             (977)        (8,070)        (14,203)       (2,839)         (5,789)          (8,840)
                                           ------        -------        --------       -------         -------          -------
   Net Realized and Unrealized
     Gain (Loss) on Investments            (1,185)        (8,408)        (16,433)       (2,952)         (6,714)         (13,332)
                                           ------        -------        --------       -------         -------          -------
   Net Increase (Decrease) in
     Net Assets Resulting
       from Operations                    $1,348         $(5,622)       $(11,924)      $  (144)        $ (771)          $(3,155)
                                          ======         =======        ========       =======         ======           =======

+ Includes income from securities lending program. See Notes to the Financial
  Statements for additional information.

    The accompanying notes are an integral part of the financial statements.


                                     80 & 81

                   STATEMENTS OF OPERATIONS (000) (UNAUDITED)
                      FOR THE PERIOD ENDED OCTOBER 31, 1999

                                                          EQUITY          VALUE        EQUITY      BLUE CHIP     CAPITAL
                                           BALANCED       INCOME          EQUITY        INDEX       EQUITY       GROWTH
                                           PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                           ---------     ---------      ---------     ---------    ---------    ---------
INVESTMENT INCOME:
   Dividends                                $  376        $ 1,304        $  3,553       $ 668        $1,181      $   350
   Interest                                  2,070             47             129          53           178          173
                                            ------        -------        --------      ------        ------      -------
     Total Investment Income                 2,446          1,351           3,682         721         1,359          523
                                            ------        -------        --------      ------        ------      -------

EXPENSES:
   Administrator Fees                          111             64             332          68           135           85
   Less: Waiver of Administrator Fees           --             --              --         (32)           --           --
   Investment Advisory Fees                    556            346           2,554         105           726          461
   Less: Waiver of Investment
     Advisory Fees                             (77)           (30)           (332)        (69)         (104)         (33)
   Custodian Fees                               10              6              59          26            24           11
   Transfer Agency Fees                          9              5              26           5            10            7
   Professional Fees                             6              1              21           4             8            5
   Registration Fees                            17              6             (23)         13             5           16
   Distribution Fees-- Retail Class A           61              7              10          12           159           54
   Less: Waiver of Distribution Fees --
     Retail Class A                            (23)            (2)             (4)         (4)          (87)         (20)
   Distribution Fees-- Retail Class B           16             --               1          --            17           15
   Distribution Fees --
     Institutional II Class                     --             --              --          --            --           --
   Printing Fees                                10              5              29           6            13            8
   Trustee Fees                                  2              1               6           1             2            1
   Amortization of Deferred
     Organization Costs                         --              1               5           1             2           --
   Miscellaneous Fees                            5              1               8           3            36            7
   Shareholder Servicing Fees --
     Institutional Class                       102             72             379          74           109           76
   Less: Waiver of Shareholder Servicing
     Fees-- Institutional Class                 (7)            (5)            (25)        (74)           (7)          (5)
   Shareholder Servicing Fees--
     Retail Class A                             23              3               4           4            43           20
   Less: Waiver of Shareholder Servicing
     Fees-- Retail Class A                     (23)            (3)             (4)         (4)          (43)         (20)
   Shareholder Servicing Fees--
     Retail Class B                              5             --              --          --             6            5
                                            ------        -------        --------      ------        ------      -------
     Total Expenses                            803            478           3,046         139         1,054          693
                                            ------        -------        --------      ------        ------      -------
   Net Investment Income (Loss)              1,643            873             636         582           305         (170)
                                            ------        -------        --------      ------        ------      -------
   Net Realized Gain (Loss)
     on Investments                          1,768          2,205          18,996       1,607          (294)       9,139
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments           6,377         (6,653)        (35,212)      1,171         6,425       12,253
                                            ------        -------        --------      ------        ------      -------
   Net Realized and Unrealized
     Gain (Loss) on Investments              8,145         (4,448)        (16,216)      2,778         6,131       21,392
                                            ------        -------        --------      ------        ------      -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations              $9,788        $(3,575)       $(15,580)     $3,360        $6,436      $21,222
                                            ======        =======        ========      ======        ======      =======

                                               MID-CAP      SMALL-CAP         INTERNATIONAL
                                               EQUITY        EQUITY         EQUITY SELECTION
                                              PORTFOLIO     PORTFOLIO          PORTFOLIO
                                              ---------     ---------       ----------------
INVESTMENT INCOME:
   Dividends                                   $  294        $    27             $  133
   Interest                                        15             54                 37
                                               ------        -------             ------
     Total Investment Income                      309             81                170
                                               ------        -------             ------

EXPENSES:
   Administrator Fees                              44             25                 18
   Less: Waiver of Administrator Fees              --             --                 --
   Investment Advisory Fees                       269            154                 89
   Less: Waiver of Investment
     Advisory Fees                                (20)            (2)               (14)
   Custodian Fees                                   9             15                 10
   Transfer Agency Fees                             3              2                  1
   Professional Fees                                2              1                  1
   Registration Fees                                7              6                  1
   Distribution Fees-- Retail Class A              --              5                  4
   Less: Waiver of Distribution Fees --
     Retail Class A                                --             (2)                (1)
   Distribution Fees-- Retail Class B              --             --                 --
   Distribution Fees --
     Institutional II Class                        --             --                 --
   Printing Fees                                    4              2                  1
   Trustee Fees                                     1              1                 --
   Amortization of Deferred
     Organization Costs                             1             --                  1
   Miscellaneous Fees                               2              1                  1
   Shareholder Servicing Fees --
     Institutional Class                           50             27                 19
   Less: Waiver of Shareholder Servicing
     Fees-- Institutional Class                    (3)            (2)                (1)
   Shareholder Servicing Fees--
     Retail Class A                                --              2                  1
   Less: Waiver of Shareholder Servicing
     Fees-- Retail Class A                         --             (2)                (1)
   Shareholder Servicing Fees--
     Retail Class B                                --             --                 --
                                               ------        -------             ------
     Total Expenses                               369            233                130
                                               ------        -------             ------
   Net Investment Income (Loss)                   (60)          (152)                40
                                               ------        -------             ------
   Net Realized Gain (Loss)
     on Investments                             3,537          8,323                168
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments               (521)         8,923              2,842
                                               ------        -------             ------
   Net Realized and Unrealized
     Gain (Loss) on Investments                 3,016         17,246              3,010
                                               ------        -------             ------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                 $2,956        $17,094             $3,050
                                               ======        =======             ======

    The accompanying notes are an integral part of the financial statements.


                                     82 & 83

              STATEMENTS OF CHANGES IN NET ASSETS (000) (UNAUDITED)
                        FOR THE YEAR OR PERIOD INDICATED

                                                   MONEY MARKET                TAX-FREE MONEY             U.S. GOVERNMENT MONEY
                                                     PORTFOLIO                MARKET PORTFOLIO               MARKET PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                             5/1/99          5/1/98        5/1/99          5/1/98        5/1/99          5/1/98
                                           to 10/31/99     to 4/30/99    to 10/31/99     to 4/30/99    to 10/31/99     to 4/30/99
                                           -----------     ----------    -----------     ----------    -----------     ----------
OPERATIONS:
   Net Investment Income                   $   23,991     $   38,711      $  2,340        $  4,512     $   37,633      $   80,722
   Net Realized Gain (Loss)
     on Investments                                (1)            10            --              --             (8)             (1)
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                                --             --            --              --             --              --
                                           ----------     ----------      --------        --------     ----------      ----------
   Net increase (Decrease) in
     Net Assets from Operations                23,990         38,721         2,340           4,512         37,625          80,721
                                           ----------     ----------      --------        --------     ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                      (12,010)       (19,775)       (1,151)         (2,499)       (31,668)        (69,381)
     Retail Class A                            (6,160)       (10,377)         (614)           (732)        (2,823)         (4,222)
     Retail Class B                                (1)            --            --              --             --              --
     Institutional II Class                    (5,822)        (8,559)         (575)         (1,281)        (3,145)         (7,109)
   Net Capital Gains
     Institutional Class                           --             --            --              --             --              --
     Retail Class A                                --             --            --              --             --              --
     Retail Class B                                --             --            --              --             --              --
                                           ----------     ----------      --------        --------     ----------      ----------
   Total Distributions                        (23,993)       (38,711)       (2,340)         (4,512)       (37,636)        (80,712)
                                           ----------     ----------      --------        --------     ----------      ----------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                            404,470        971,963        49,026          97,664      1,178,572       2,187,318
     Shares Issued in Lieu of
       Cash Distributions                          78              9            --              --             --               6
     Shares Redeemed                         (434,593)      (671,287)      (52,557)       (110,212)    (1,246,196)     (2,045,108)
                                           ----------     ----------      --------        --------     ----------      ----------
   Total Institutional Class
     Share Transactions                       (30,045)       300,685        (3,531)        (12,548)       (67,624)        142,216
                                           ----------     ----------      --------        --------     ----------      ----------
   Retail Class A:
     Shares Issued                            161,003        181,887        47,140          66,991        251,031         448,117
     Shares Issued in Lieu of
       Cash Distributions                       5,411         10,182           476             730             --              --
     Shares Redeemed                         (135,141)      (133,624)      (30,585)        (59,358)      (227,909)       (422,346)
                                           ----------     ----------      --------        --------     ----------      ----------
   Total Retail Class A
     Share Transactions                        31,273         58,445        17,031           8,363         23,122          25,771
                                           ----------     ----------      --------        --------     ----------      ----------
   Retail Class B:
     Shares Issued                                 23             22            --              --             --              --
     Shares Issued in Lieu of
       Cash Distributions                          --             --            --              --             --              --
     Shares Redeemed                               --             --            --              --             --              --
                                           ----------     ----------      --------        --------     ----------      ----------
   Total Retail Class B
     Share Transactions                            23             22            --              --             --              --
                                           ----------     ----------      --------        --------     ----------      ----------
                                             (624,756)      (400,547)      (49,399)       (132,836)      (247,339)       (617,804)
                                           ----------     ----------      --------        --------     ----------      ----------
   Total Institutional II Class
     Share Transactions                        29,745        146,754       (10,034)         14,101        (18,128)         50,515
                                           ----------     ----------      --------        --------     ----------      ----------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                  30,996        505,906         3,466           9,916        (62,630)        218,502
                                           ----------     ----------      --------        --------     ----------      ----------
   NET INCREASE (DECREASE) IN NET ASSETS       30,993        505,916         3,466           9,916        (62,641)        218,511

NET ASSETS:
   Beginning of period                      1,002,696        496,780       154,980         145,064      1,674,245       1,455,734
                                           ----------     ----------      --------        --------     ----------      ----------
   End of period                           $1,033,689     $1,002,696      $158,446        $154,980     $1,611,604      $1,674,245
                                           ==========     ==========      ========        ========     ==========      ==========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                            404,470        971,963        49,026          97,664      1,178,572       2,187,318
     Shares Issued in Lieu of
       Cash Distributions                          78              9            --              --             --               6
     Shares Redeemed                         (434,593)      (671,287)      (52,557)       (110,212)    (1,246,196)     (2,045,108)
                                           ----------     ----------      --------        --------     ----------      ----------
   Total Institutional Class share
     Transactions                             (30,045)       300,685        (3,531)        (12,548)       (67,624)        142,216
                                           ----------     ----------      --------        --------     ----------      ----------
   Retail Class A:
     Shares Issued                            161,003        181,887        47,140          66,991        251,031         448,117
     Shares Issued in Lieu of
       Cash Distributions                       5,411         10,182           476             730             --              --
     Shares Redeemed                         (135,141)      (133,624)      (30,585)        (59,358)      (227,909)       (422,346)
                                           ----------     ----------      --------        --------     ----------      ----------
   Total Retail Class A
     share Transactions                        31,273         58,445        17,031           8,363         23,122          25,771
                                           ----------     ----------      --------        --------     ----------      ----------
   Retail Class B:
     Shares Issued                                 23             22            --              --             --              --
     Shares Issued in Lieu of
       Cash Distributions                          --             --            --              --             --              --
     Shares Redeemed                               --             --            --              --             --              --
                                           ----------     ----------      --------        --------     ----------      ----------
   Total Retail Class B share Transactions         23             22            --              --             --              --
                                           ----------     ----------      --------        --------     ----------      ----------
   Institutional II Class:
     Shares Issued                            654,501        547,301        39,365         146,937        229,209         668,319
     Shares Issued in Lieu of
       Cash Distributions                          --             --            --              --              2              --
     Shares Redeemed                         (624,756)      (400,547)      (49,399)       (132,836)      (247,339)       (617,804)
                                           ----------     ----------      --------        --------     ----------      ----------
   Total Institutional II Class
     share Transactions                        29,745        146,754       (10,034)         14,101        (18,128)         50,515
                                           ----------     ----------      --------        --------     ----------      ----------
   Net Increase (Decrease) in
     share Transactions                        30,996        505,906         3,466           9,916        (62,630)        218,502
                                           ==========     ==========      ========        ========     ==========      ==========

                                                U.S. TREASURY MONEY              SHORT-TERM                    SHORT-TERM
                                                 MARKET PORTFOLIO            TREASURY PORTFOLIO              BOND PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                             5/1/99          5/1/98        5/1/99          5/1/98        5/1/99          5/1/98
                                           to 10/31/99     to 4/30/99    to 10/31/99     to 4/30/99    to 10/31/99     to 4/30/99
                                           -----------     ----------    -----------     ----------    -----------     ----------
OPERATIONS:
   Net Investment Income                     $  8,999       $ 19,115      $ 1,073         $ 2,057       $  2,533        $  6,748
   Net Realized Gain (Loss)
     on Investments                                 4             18           31             246           (208)            360
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                                --             --         (441)           (140)          (977)           (402)
                                             --------       --------      -------         -------       --------        --------
   Net increase (Decrease) in
     Net Assets from Operations                 9,003         19,133          663           2,163          1,348           6,706
                                             --------       --------      -------         -------       --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                       (6,163)       (12,857)        (782)         (1,396)        (2,531)         (6,738)
     Retail Class A                              (523)        (1,205)        (291)           (661)            --              --
     Retail Class B                                --             --           --              --             --              --
     Institutional II Class                    (2,313)        (5,053)          --              --             --              --
   Net Capital Gains
     Institutional Class                           --             --           --            (154)            --              --
     Retail Class A                                --             --           --             (73)            --              --
     Retail Class B                                --             --           --              --             --              --
                                             --------       --------      -------         -------       --------        --------
   Total Distributions                         (8,999)       (19,115)      (1,073)         (2,284)        (2,531)         (6,738)
                                             --------       --------      -------         -------       --------        --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                            201,323        374,307        4,392          12,880         14,122          28,513
     Shares Issued in Lieu of
       Cash Distributions                           3              6           65             294          1,351           3,946
     Shares Redeemed                         (181,248)      (347,083)      (3,247)         (3,926)       (27,697)        (52,969)
                                             --------       --------      -------         -------       --------        --------
   Total Institutional Class
     Share Transactions                        20,078         27,230        1,210           9,248        (12,224)        (20,510)
                                             --------       --------      -------         -------       --------        --------
   Retail Class A:
     Shares Issued                             60,743         41,393        2,031           3,506             --              --
     Shares Issued in Lieu of
       Cash Distributions                         322            874          283             735             --              --
     Shares Redeemed                          (56,931)       (57,939)      (3,553)         (4,613)            --              --
                                             --------       --------      -------         -------       --------        --------
   Total Retail Class A
     Share Transactions                         4,134        (15,672)      (1,239)           (372)            --              --
                                             --------       --------      -------         -------       --------        --------
   Retail Class B:
     Shares Issued                                 --             --           --              --             --              --
     Shares Issued in Lieu of
       Cash Distributions                          --             --           --              --             --              --
     Shares Redeemed                               --             --           --              --             --              --
                                             --------       --------      -------         -------       --------        --------
   Total Retail Class B
     Share Transactions                            --             --           --              --             --              --
                                             --------       --------      -------         -------       --------        --------
   Institutional II Class:
     Shares Issued                            172,532        375,294           --              --             --              --
     Shares Issued in Lieu of
       Cash Distributions                          --             --           --              --             --              --
     Shares Redeemed                         (207,747)      (330,888)          --              --             --              --
                                             --------       --------      -------         -------       --------        --------
   Total Institutional II Class
     Share Transactions                       (35,215)        44,406           --              --             --               --
                                             --------       --------      -------         -------       --------        --------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                 (11,003)        55,964          (29)          8,876        (12,224)        (20,510)
                                             --------       --------      -------         -------       --------        --------
   NET INCREASE (DECREASE) IN NET ASSETS      (10,999)        55,982         (439)          8,755        (13,407)        (20,542)

NET ASSETS:
   Beginning of period                        448,815        392,833       48,094          39,339        111,127         131,669
                                             --------       --------      -------         -------       --------        --------
   End of period                             $437,816       $448,815      $47,655         $48,094       $ 97,720        $111,127
                                             ========       ========      =======         =======       ========        ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                            201,323        374,307          441           1,278          1,435           2,855
     Shares Issued in Lieu of
       Cash Distributions                           3              6            7              29            137             395
     Shares Redeemed                         (181,248)      (347,083)        (326)           (389)        (2,812)         (5,301)
                                             --------       --------      -------         -------       --------        --------
   Total Institutional Class share
     Transactions                              20,078         27,230          122             918         (1,240)         (2,051)
                                             --------       --------      -------         -------       --------        --------
   Retail Class A:
     Shares Issued                             60,743         41,393          203             346             --              --
     Shares Issued in Lieu of
       Cash Distributions                         322            874           29              73             --              --
     Shares Redeemed                          (56,931)       (57,939)        (357)           (457)            --              --
                                             --------       --------      -------         -------       --------        --------
   Total Retail Class A
     share Transactions                         4,134        (15,672)        (125)            (38)            --              --
                                             --------       --------      -------         -------       --------        --------
   Retail Class B:
     Shares Issued                                 --             --           --              --             --              --
     Shares Issued in Lieu of
       Cash Distributions                          --             --           --              --             --              --
     Shares Redeemed                               --             --           --              --             --              --
                                             --------       --------      -------         -------       --------        --------
   Total Retail Class B share Transactions         --             --           --              --             --              --
                                             --------       --------      -------         -------       --------        --------
   Institutional II Class:
     Shares Issued                            172,532        375,294           --              --             --              --
     Shares Issued in Lieu of
       Cash Distributions                          --             --           --              --             --              --
     Shares Redeemed                         (207,747)      (330,888)          --              --             --              --
                                             --------       --------      -------         -------       --------        --------
   Total Institutional II Class
     share Transactions                       (35,215)        44,406           --              --             --              --
                                             --------       --------      -------         -------       --------        --------
   Net Increase (Decrease) in
     share Transactions                       (11,003)        55,964           (3)            880         (1,240)         (2,051)
                                             ========       ========      =======         =======       ========        ========

                                                     MARYLAND                  PENNSYLVANIA                 INTERMEDIATE FIXED
                                                TAX-FREE PORTFOLIO           TAX-FREE PORTFOLIO              INCOME PORTFOLIO
                                           --------------------------    --------------------------    --------------------------
                                             5/1/99          5/1/98        5/1/99          5/1/98        5/1/99          5/1/98
                                           to 10/31/99     to 4/30/99    to 10/31/99     to 4/30/99    to 10/31/99     to 4/30/99
                                           -----------     ----------    -----------     ----------    -----------     ----------
OPERATIONS:
   Net Investment Income                    $  2,786        $  5,046      $  4,509        $  8,898      $  2,808        $  5,160
   Net Realized Gain (Loss)
     on Investments                             (338)            897        (2,230)          1,627          (113)            601
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                           (8,070)            484       (14,203)          1,420        (2,839)         (1,060)
                                            --------        --------      --------        --------      --------        --------
   Net increase (Decrease) in
     Net Assets from Operations               (5,622)          6,427       (11,924)         11,945          (144)          4,701
                                            --------        --------      --------        --------      --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                      (2,082)         (3,855)       (4,433)         (8,692)       (2,815)         (5,150)
     Retail Class A                             (703)         (1,192)          (75)           (120)           --              --
     Retail Class B                               --              --            --              --            --              --
     Institutional II Class                       --              --            --              --            --              --
   Net Capital Gains
     Institutional Class                          --            (598)           --          (1,246)           --            (464)
     Retail Class A                               --            (189)           --             (18)           --              --
     Retail Class B                               --              --            --              --            --              --
                                            --------        --------      --------        --------      --------        --------
   Total Distributions                        (2,785)         (5,834)       (4,508)        (10,076)       (2,815)         (5,614)
                                            --------        --------      --------        --------      --------        --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                             5,690          20,695         8,118          27,331        14,690          30,623
     Shares Issued in Lieu of
       Cash Distributions                         25             638            47           1,331           390             926
     Shares Redeemed                          (3,140)         (9,967)      (24,103)        (21,218)       (5,185)        (14,545)
                                            --------        --------      --------        --------      --------        --------
   Total Institutional Class
     Share Transactions                        2,575          11,366       (15,938)          7,444         9,895          17,004
                                            --------        --------      --------        --------      --------        --------
   Retail Class A:
     Shares Issued                             7,171          12,753         1,014           2,081            --              --
     Shares Issued in Lieu of
       Cash Distributions                        651           1,381            62             127            --              --
     Shares Redeemed                          (6,312)         (7,150)         (613)           (980)           --              --
                                            --------        --------      --------        --------      --------        --------
   Total Retail Class A
     Share Transactions                        1,510           6,984           463           1,228            --              --
                                            --------        --------      --------        --------      --------        --------
   Retail Class B:
     Shares Issued                                50              --            53              --            --              --
     Shares Issued in Lieu of
       Cash Distributions                         --              --            --              --            --              --
     Shares Redeemed                              --              --            --              --            --              --
                                            --------        --------      --------        --------      --------        --------
   Total Retail Class B
     Share Transactions                           50              --            53              --            --              --
                                            --------        --------      --------        --------      --------        --------
   Institutional II Class:
     Shares Issued                                --              --            --              --            --              --
     Shares Issued in Lieu of
       Cash Distributions                         --              --            --              --            --              --
     Shares Redeemed                              --              --            --              --            --              --
                                            --------        --------      --------        --------      --------        --------
   Total Institutional II Class
     Share Transactions                           --              --            --              --            --              --
                                            --------        --------      --------        --------      --------        --------
   Increase (Decrease) in Net Assets from
     Shareholder Transactions                  4,135          18,350       (15,422)          8,672         9,895          17,004
                                            --------        --------      --------        --------      --------        --------
   NET INCREASE (DECREASE) IN NET ASSETS      (4,272)         18,943       (31,854)         10,541         6,936          16,091

NET ASSETS:
   Beginning of period                       127,441         108,498       228,300         217,759       100,419          84,328
                                            --------        --------      --------        --------      --------        --------
   End of period                            $123,169        $127,441      $196,446        $228,300      $107,355        $100,419
                                            ========        ========      ========        ========      ========        ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                               573           2,015           823           2,654         1,510           3,043
     Shares Issued in Lieu of
       Cash Distributions                          3              62             5             129            40              91
     Shares Redeemed                            (318)           (974)       (2,470)         (2,058)         (535)         (1,449)
                                            --------        --------      --------        --------      --------        --------
   Total Institutional Class share
     Transactions                                258           1,103        (1,642)            725         1,015           1,685
                                            --------        --------      --------        --------      --------        --------
   Retail Class A:
     Shares Issued                               722           1,241           106             202            --              --
     Shares Issued in Lieu of
       Cash Distributions                         66             134             6              12            --              --
     Shares Redeemed                            (637)           (695)          (62)            (95)           --              --
                                            --------        --------      --------        --------      --------        --------
   Total Retail Class A
     share Transactions                          151             680            50             119            --              --
                                            --------        --------      --------        --------      --------        --------
   Retail Class B:
     Shares Issued                                 5              --             5              --            --              --
     Shares Issued in Lieu of
       Cash Distributions                         --              --            --              --            --              --
     Shares Redeemed                              --              --            --              --            --              --
                                            --------        --------      --------        --------      --------        --------
   Total Retail Class B share Transactions         5              --             5              --            --              --
                                            --------        --------      --------        --------      --------        --------
   Institutional II Class:
     Shares Issued                                --              --            --              --            --              --
     Shares Issued in Lieu of
       Cash Distributions                         --              --            --              --            --              --
     Shares Redeemed                              --              --            --              --            --              --
                                            --------        --------      --------        --------      --------        --------
   Total Institutional II Class
     share Transactions                           --              --            --              --            --              --
                                            --------        --------      --------        --------      --------        --------
   Net Increase (Decrease) in
     share Transactions                          414           1,783        (1,587)            844         1,015           1,685
                                            ========        ========      ========        ========      ========        ========


    The accompanying notes are an integral part of the financial statements.

                                     84 & 85

              STATEMENTS OF CHANGES IN NET ASSETS (000) (UNAUDITED)
                        FOR THE YEAR OR PERIOD INDICATED


                                        U.S. GOVERNMENT             INCOME                BALANCED             EQUITY INCOME
                                        BOND PORTFOLIO            PORTFOLIO               PORTFOLIO               PORTFOLIO
                                   -----------------------  -----------------------  ----------------------- -----------------------
                                     5/1/99       5/1/98      5/1/99       5/1/98      5/1/99       5/1/98     5/1/99       5/1/98
                                   to 10/31/99  to 4/30/99  to 10/31/99  to 4/30/99  to 10/31/99  to 4/30/99 to 10/31/99  to 4/30/99
                                   -----------  ----------  -----------  ----------  -----------  ---------- -----------  ----------
OPERATIONS:
   Net Investment Income (Loss)      $  5,943    $ 14,387    $ 10,177    $ 20,055   $  1,643     $  2,634   $    873     $  2,169
   Net Realized Gain (Loss)
     on Investments                      (925)       (243)     (4,492)     (1,205)     1,768        6,985      2,205        1,092

   Net Change in Unrealized
      Appreciation (Depreciation)
      on Investments                   (5,789)     (1,367)     (8,840)     (4,352)     6,377       12,888     (6,653)         580
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Net increase (Decrease)
     in Net Assets
     from Operations                     (771)     12,777      (3,155)     14,498      9,788       22,507     (3,575)       3,841
                                     --------    --------    --------    --------   --------     --------   --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class               (5,840)    (14,354)     (9,891)    (19,650)    (1,252)      (2,218)      (848)      (2,101)
     Retail Class A                       (69)        (44)       (212)       (442)      (263)        (383)       (30)         (68)
     Retail Class B                        --          --          (9)         (5)       (27)          (8)        --           --
     Institutional II Class                --          --          --          --         --           --         --           --
   Net Capital Gains
     Institutional Class                   --          --          --        (135)        --       (4,969)        --       (5,723)
     Retail Class A                        --          --          --          (3)        --         (903)        --         (208)
     Retail Class B                        --          --          --          --         --          (17)        --           --
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Total Distributions                 (5,909)    (14,398)    (10,112)    (20,235)    (1,542)      (8,498)      (878)      (8,100)
                                     --------    --------    --------    --------   --------     --------   --------     --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                      6,882      30,771      21,373      68,793     31,215       26,622      1,453        4,716
     Shares Issued in Lieu of Cash
       Distributions                    1,645       4,327       6,750      13,474      1,239        7,142         20        5,770
     Shares Redeemed                 (48,715)     (43,799)    (28,392)    (42,508)    (6,986)     (23,947)   (11,492)     (11,908)
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Total Institutional Class Share
     Transactions                     (40,188)     (8,701)       (269)     39,759     25,468        9,817    (10,019)      (1,422)
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Retail Class A:
     Shares Issued                        966       2,454         546       2,761      7,815       12,311        254          961
     Shares Issued in Lieu of Cash
       Distributions                       69          41         190         406        258        1,262         29          270
     Shares Redeemed                     (549)       (250)     (1,761)     (1,331)    (2,844)      (3,919)      (465)        (858)
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Total Retail Class A Share
     Transactions                         486       2,245      (1,025)      1,836      5,229        9,654       (182)         373
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Retail Class B:
     Shares Issued                         --          --         253         309      3,561        2,436         --           --
     Shares Issued in Lieu of Cash
       Distributions                       --          --           8           4         27           25         --           --
     Shares Redeemed                       --          --        (110)        (29)      (224)         (72)        --           --
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Total Retail Class B
     Share Transactions                    --          --         151         284      3,364        2,389         --           --
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Increase (Decrease) in
     Net Assets from
     Shareholder Transactions         (39,702)     (6,456)     (1,143)     41,879     34,061       21,860    (10,201)      (1,049)
                                     --------    --------    --------    --------   --------     --------   --------     --------
   NET INCREASE (DECREASE) IN
     NET ASSETS                       (46,382)     (8,077)    (14,410)     36,142     42,307       35,869    (14,654)      (5,308)
NET ASSETS:
   Beginning of period                257,569     265,646     365,335     329,193    147,801      111,932    104,763      110,071
                                     --------    --------    --------    --------   --------     --------   --------     --------
   End of period                     $211,187    $257,569    $350,925    $365,335   $190,108     $147,801   $ 90,109     $104,763
                                     ========    ========    ========    ========   ========     ========   ========     ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                        721       3,103       2,175       6,702      2,119        1,998        120          399
     Shares Issued in Lieu of Cash
       Distributions                      172         436         691       1,311         84          529          2          498
     Shares Redeemed                   (5,064)     (4,418)     (2,905)     (4,115)      (475)      (1,756)      (968)      (1,018)
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Total Institutional Class share
     Transactions                      (4,171)       (879)        (39)      3,898      1,728          771       (846)        (121)
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Retail Class A:
     Shares Issued                        100         247          55         266        533          900         22           80
     Shares Issued in Lieu of Cash
       Distributions                        7           4          19          39         17           94          2           23
     Shares Redeemed                      (57)        (25)       (177)       (129)      (193)        (291)       (40)         (73)
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Total Retail Class A share
     Transactions                          50         226        (103)        176        357          703        (16)          30
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Retail Class B:
     Shares Issued                         --          --          25          30        242          173         --           --
     Shares Issued in Lieu of Cash
       Distributions                       --          --           1           1          2            2         --           --
     Shares Redeemed                       --          --         (11)         (3)       (15)          (5)        --           --
                                     --------    --------    --------    --------   --------     --------   --------     --------
   Total Retail Class B share
     Transactions                          --          --          15          28        229          170         --           --
                                     --------    --------    --------    --------   --------     --------   --------     --------
     Net Increase (Decrease)
       in share Transactions           (4,121)       (653)       (127)      4,102      2,314        1,644       (862)         (91)
                                     ========    ========    ========    ========   ========     ========   ========     ========

                                        VALUE EQUITY            EQUITY INDEX          BLUE CHIP EQUITY         CAPITAL GROWTH
                                          PORTFOLIO               PORTFOLIO              PORTFOLIO               PORTFOLIO
                                   ----------------------- ----------------------- ----------------------- -----------------------
                                     5/1/99       5/1/98     5/1/99       5/1/98     5/1/99       5/1/98     5/1/99       5/1/98
                                   to 10/31/99  to 4/30/99 to 10/31/99  to 4/30/99 to 10/31/99  to 4/30/99 to 10/31/99  to 4/30/99
                                   -----------  ---------- -----------  ---------- -----------  ---------- -----------  ----------
OPERATIONS:
   Net Investment Income (Loss)     $    636     $  3,425   $    582      $   801   $    305     $    807   $   (170)    $    (93)
   Net Realized Gain (Loss)
     on Investments                   18,996       54,074      1,607        1,263       (294)       4,389      9,139        4,150

   Net Change in Unrealized
      Appreciation (Depreciation)
      on Investments                 (35,212)      (2,152)     1,171       14,031      6,425       25,069     12,253       19,500
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Net increase (Decrease)
     in Net Assets
     from Operations                 (15,580)      55,347      3,360       16,095      6,436       30,265     21,222       23,557
                                    --------     --------   --------      -------   --------     --------   --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                (652)      (3,675)      (544)        (763)      (223)        (613)        --           --
     Retail Class A                       (5)         (12)       (25)         (24)       (55)        (233)        --           --
     Retail Class B                       --           --         --           --         --           (1)        --           --
     Institutional II Class               --           --         --           --         --           --         --           --
   Net Capital Gains
     Institutional Class                  --      (29,764)        --         (765)        --       (2,118)        --       (2,133)
     Retail Class A                       --         (110)        --          (26)        --       (1,065)        --         (549)
     Retail Class B                       --           (1)        --           --         --          (15)        --           (9)
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Total Distributions                  (657)     (33,562)      (569)      (1,578)      (278)      (4,045)        --       (2,691)
                                    --------     --------   --------      -------   --------     --------   --------     --------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                    10,499       18,207     31,485       36,359     34,809       55,745     23,804       34,103
     Shares Issued in Lieu of Cash
       Distributions                     212       31,209        387        1,408         90        2,439         --        2,133
     Shares Redeemed                 (81,677)    (179,386)    (3,192)     (10,344)   (12,521)     (13,286)   (10,829)     (13,384)
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Total Institutional Class Share
     Transactions                    (70,966)    (129,970)    28,680       27,423     22,378       44,898     12,975       22,852
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Retail Class A:
     Shares Issued                     2,504        3,997      1,786        3,230      5,098       12,673      7,092        6,681
     Shares Issued in Lieu of Cash
       Distributions                       2           63         25           50         54        1,265         --          538
     Shares Redeemed                    (435)        (917)      (298)        (283)    (3,839)      (8,656)    (1,436)      (2,746)
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Total Retail Class A Share
     Transactions                      2,071        3,143      1,513        2,997      1,313        5,282      5,656        4,473
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Retail Class B:
     Shares Issued                       293          156         --           --      2,846        2,968      3,631        2,136
     Shares Issued in Lieu of Cash
       Distributions                      --            1         --           --         --           16         --            8
     Shares Redeemed                     (15)          --         --           --       (210)         (91)      (116)        (112)
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Total Retail Class B
     Share Transactions                  278          157         --           --      2,636        2,893      3,515        2,032
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Increase (Decrease) in
     Net Assets from
     Shareholder Transactions        (68,617)    (126,670)    30,193       30,420     26,327       53,073     22,146       29,357
                                    --------     --------   --------      -------   --------     --------   --------     --------
   NET INCREASE (DECREASE) IN
     NET ASSETS                      (84,854)    (104,885)    32,984       44,937     32,485       79,293     43,368       50,223
NET ASSETS:
   Beginning of period               540,544      645,429     91,885       46,948    189,653      110,360    115,239       65,016
                                    --------     --------   --------      -------   --------     --------   --------     --------
   End of period                    $455,690     $540,544   $124,869      $91,885   $222,138     $189,653   $158,607     $115,239
                                    ========     ========   ========      =======   ========     ========   ========     ========
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                       706        1,284      2,270        3,026      1,739        3,145      1,197        2,106
     Shares Issued in Lieu of Cash
       Distributions                      14        2,260         28          115          5          139         --          131
     Shares Redeemed                  (5,421)     (12,501)      (231)        (804)      (627)        (741)      (548)        (822)
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Total Institutional Class share
     Transactions                     (4,701)      (8,957)     2,067        2,337      1,117        2,543        649        1,415
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Retail Class A:
     Shares Issued                       164          279        129          255        254          721        361          410
     Shares Issued in Lieu of Cash
       Distributions                      --            5          2            4          3           72         --           33
     Shares Redeemed                     (30)         (66)       (22)         (22)      (191)        (501)       (73)        (175)
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Total Retail Class A share
     Transactions                        134          218        109          237         66          292        288          268
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Retail Class B:
     Shares Issued                        20           11         --           --        143          163        184          122
     Shares Issued in Lieu of Cash
       Distributions                      --           --         --           --         --            1         --           --
     Shares Redeemed                      (1)          --         --           --        (11)          (5)        (6)          (6)
                                    --------     --------   --------      -------   --------     --------   --------     --------
   Total Retail Class B share
     Transactions                         19           11         --           --        132          159        178          116
                                    --------     --------   --------      -------   --------     --------   --------     --------
     Net Increase (Decrease)
       in share Transactions          (4,548)      (8,728)     2,176        2,574      1,315        2,994      1,115        1,799
                                    ========     ========   ========      =======   ========     ========   ========     ========

                                          MID-CAP EQUITY               SMALL-CAP EQUITY           INTERNATIONAL EQUITY
                                             PORTFOLIO                     PORTFOLIO               SELECTION PORTFOLIO
                                    --------------------------    --------------------------    --------------------------
                                      5/1/99          5/1/98        5/1/99          5/1/98        5/1/99          5/1/98
                                    to 10/31/99     to 4/30/99    to 10/31/99     to 4/30/99    to 10/31/99     to 4/30/99
                                    -----------     ----------    -----------     ----------    -----------     ----------
OPERATIONS:
   Net Investment Income (Loss)       $   (60)        $    24       $  (152)       $  (135)      $    40          $   369
   Net Realized Gain (Loss)
     on Investments                     3,537           5,867         8,323          4,402           168            1,446

   Net Change in Unrealized
      Appreciation (Depreciation)
      on Investments                     (521)           (961)        8,923         (1,611)        2,842           (3,646)
                                      -------         -------       -------        -------       -------          -------
   Net increase (Decrease)
     in Net Assets
     from Operations                    2,956           4,930        17,094          2,656         3,050           (1,831)
                                      -------         -------       -------        -------       -------          -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Institutional Class                   --             (30)           --             --            --             (350)
     Retail Class A                        --              --            --             --            --              (11)
     Retail Class B                        --              --            --             --            --               --
     Institutional II Class                --              --            --             --            --               --
   Net Capital Gains
     Institutional Class                   --          (2,330)           --           (732)           --             (573)
     Retail Class A                        --              --            --            (57)           --              (20)
     Retail Class B                        --              --            --             --            --               --
                                      -------         -------       -------        -------       -------          -------
   Total Distributions                     --          (2,360)           --           (789)           --             (954)
                                      -------         -------       -------        -------       -------          -------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
     Shares Issued                      5,344          12,969         2,876          4,108         4,607            6,844
     Shares Issued in Lieu of Cash
       Distributions                       --           2,343            --            689            --              863
     Shares Redeemed                   (2,681)         (9,514)       (2,847)        (3,317)       (3,120)         (22,764)
                                      -------         -------       -------        -------       -------          -------
   Total Institutional Class Share
     Transactions                       2,663           5,798            29          1,480         1,487          (15,057)
                                      -------         -------       -------        -------       -------          -------
   Retail Class A:
     Shares Issued                        207              --           477            587           345            1,486
     Shares Issued in Lieu of Cash
       Distributions                       --              --            --             57            --               31
     Shares Redeemed                       --              --          (292)          (406)          (39)             (16)
                                      -------         -------       -------        -------       -------          -------
   Total Retail Class A Share
     Transactions                         207              --           185            238           306            1,501
                                      -------         -------       -------        -------       -------          -------
   Retail Class B:
     Shares Issued                         --              --            --             --            --               --
     Shares Issued in Lieu of Cash
       Distributions                       --              --            --             --            --               --
     Shares Redeemed                       --              --            --             --            --               --
                                      -------         -------       -------        -------       -------          -------
   Total Retail Class B
     Share Transactions                    --              --            --             --            --               --
                                      -------         -------       -------        -------       -------          -------
   Increase (Decrease) in
     Net Assets from
     Shareholder Transactions           2,870           5,798           214          1,718         1,793          (13,556)
                                      -------         -------       -------        -------       -------          -------
   NET INCREASE (DECREASE) IN
     NET ASSETS                         5,826           8,368        17,308          3,585         4,843          (16,341)
NET ASSETS:
   Beginning of period                 63,648          55,280        32,810         29,225        25,182           41,523
                                      -------         -------       -------        -------       -------          -------
   End of period                      $69,474         $63,648       $50,118        $32,810       $30,025          $25,182
                                      =======         =======       =======        =======       =======          =======
SHARES ISSUED AND REDEEMED:
   Institutional Class:
     Shares Issued                        355             961           195            369           393              631
     Shares Issued in Lieu of Cash
       Distributions                       --             177            --             63            --               83
     Shares Redeemed                     (177)           (726)         (187)          (324)         (266)          (2,199)
                                      -------         -------       -------        -------       -------          -------
   Total Institutional Class share
     Transactions                         178             412             8            108           127           (1,485)
                                      -------         -------       -------        -------       -------          -------
   Retail Class A:
     Shares Issued                         14              --            32             53            30              132
     Shares Issued in Lieu of Cash
       Distributions                       --              --            --              5            --                3
     Shares Redeemed                       --              --           (21)           (36)           (3)              (2)
                                      -------         -------       -------        -------       -------          -------
   Total Retail Class A share
     Transactions                          14              --            11             22            27              133
                                      -------         -------       -------        -------       -------          -------
   Retail Class B:
     Shares Issued                         --              --            --             --            --               --
     Shares Issued in Lieu of Cash
       Distributions                       --              --            --             --            --               --
     Shares Redeemed                       --              --            --             --            --               --
                                      -------         -------       -------        -------       -------          -------
   Total Retail Class B share
     Transactions                          --              --            --             --            --               --
                                      -------         -------       -------        -------       -------          -------
     Net Increase (Decrease)
       in share Transactions              192             412            19            130           154           (1,352)
                                      =======         =======       =======        =======       =======          =======


    The accompanying notes are an integral part of the financial statements.

                                     86 & 87

                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31, 1999
                  (UNAUDITED) AND THE PERIODS ENDED APRIL 30,


                                     REALIZED
                                       AND        DISTRIBU-    DISTRIBU-                            NET
             NET ASSET      NET     UNREALIZED     TIONS        TIONS                              ASSETS     RATIO OF
              VALUE,      INVEST-    GAINS OR     FROM NET      FROM      NET ASSET   TOTAL        END OF     EXPENSES
            BEGINNING      MENT    (LOSSES) ON   INVESTMENT    CAPITAL    VALUE, END  RETURN       PERIOD    TO AVERAGE
            OF PERIOD     INCOME   INVESTMENTS     INCOME       GAINS     OF PERIOD    (A)         (000)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
----------------------
MONEY MARKET PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1999*       $1.00        0.02        --          (0.02)        --         $1.00      5.02%    $  497,581      0.37%
  1999         1.00        0.05        --          (0.05)        --          1.00      5.17        527,132      0.38
  1998         1.00        0.05        --          (0.05)        --          1.00      5.55        226,439      0.33
  1997         1.00        0.05        --          (0.05)        --          1.00      5.36        318,919      0.28
  1996         1.00        0.06        --          (0.06)        --          1.00      5.78        348,343      0.25
  1995 (1)     1.00        0.05        --          (0.05)        --          1.00      5.13        277,859      0.20
  RETAIL CLASS A
  1999*       $1.00        0.02        --          (0.02)        --         $1.00      4.77%    $  277,060      0.60%
  1999         1.00        0.05        --          (0.05)        --          1.00      4.91        246,496      0.62
  1998         1.00        0.05        --          (0.05)        --          1.00      5.25        188,048      0.62
  1997         1.00        0.05        --          (0.05)        --          1.00      5.03        128,693      0.59
  1996         1.00        0.05        --          (0.05)        --          1.00      5.44        104,703      0.58
  1995 (2)     1.00        0.05        --          (0.05)        --          1.00      4.69         51,081      0.45
  RETAIL CLASS B
  1999*       $1.00        0.02        --          (0.02)        --         $1.00      4.06%    $    5,245      1.29%
  1999 (3)     1.00        0.01        --          (0.01)        --          1.00      3.86*            22      1.30*
  INSTITUTIONAL II CLASS
  1999*       $1.00        0.02        --          (0.02)        --         $1.00      4.94%    $  259,003      0.44%
  1999         1.00        0.05        --          (0.05)        --          1.00      5.11        229,046      0.43
  1998         1.00        0.05        --          (0.05)        --          1.00      5.47         82,293      0.41
  1997         1.00        0.05        --          (0.05)        --          1.00      5.25         62,960      0.38
  1996 (4)     1.00        0.04        --          (0.04)        --          1.00      4.33+        28,790      0.36*
-------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
-------------------------------
  INSTITUTIONAL CLASS
  1999*       $1.00        0.01        --          (0.01)        --         $1.00      2.98%    $   74,404      0.35%
  1999         1.00        0.03        --          (0.03)        --          1.00      2.99         77,896      0.36
  1998         1.00        0.03        --          (0.03)        --          1.00      3.45         90,446      0.32
  1997         1.00        0.03        --          (0.03)        --          1.00      3.29         69,091      0.28
  1996         1.00        0.04        --          (0.04)        --          1.00      3.61         74,739      0.22
  1995 (1)     1.00        0.03        --          (0.03)        --          1.00      3.24         64,112      0.22
  RETAIL CLASS A
  1999*       $1.00        0.01        --          (0.01)        --         $1.00      2.74%    $   50,483      0.58%
  1999         1.00        0.03        --          (0.03)        --          1.00      2.74         33,509      0.60
  1998         1.00        0.03        --          (0.03)        --          1.00      3.16         25,144      0.61
  1997         1.00        0.03        --          (0.03)        --          1.00      3.01         16,495      0.55
  1996         1.00        0.03        --          (0.03)        --          1.00      3.53         16,179      0.34
  1995 (5)     1.00        0.03        --          (0.03)        --          1.00      2.74          2,491      0.75
  INSTITUTIONAL II CLASS
  1999*       $1.00        0.01        --          (0.01)        --         $1.00      2.90%    $  533,559      0.42%
  1999         1.00        0.03        --          (0.03)        --          1.00      2.94         43,575      0.41
  1998         1.00        0.03        --          (0.03)        --          1.00      3.37         29,474      0.40
  1997         1.00        0.03        --          (0.03)        --          1.00      3.19         16,727      0.38
  1996 (6)     1.00        0.02        --          (0.02)        --          1.00      2.62+         9,387      0.33*
--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------
  INSTITUTIONAL CLASS
  1999*       $1.00        0.02        --          (0.02)        --         $1.00      4.82%    $1,360,433      0.40%
  1999         1.00        0.05        --          (0.05)        --          1.00      5.00      1,428,064      0.40
  1998         1.00        0.05        --          (0.05)        --          1.00      5.42      1,285,840      0.35
  1997         1.00        0.05        --          (0.05)        --          1.00      5.22      1,250,778      0.32
  1996         1.00        0.05        --          (0.05)        --          1.00      5.64      1,043,758      0.31
  1995 (1)     1.00        0.05        --          (0.05)        --          1.00      5.00        651,113      0.25
  RETAIL CLASS A
  1999*       $1.00        0.02        --          (0.02)        --         $1.00      4.58%    $  127,159      0.63%
  1999         1.00        0.05        --          (0.05)        --          1.00      4.75        104,037      0.64
  1998 (7)     1.00        0.04        --          (0.04)        --          1.00      5.19*        78,265      0.67*
  INSTITUTIONAL II CLASS
  1999*       $1.00        0.02        --          (0.02)        --         $1.00      4.75%    $  124,012      0.47%
  1999         1.00        0.05        --          (0.05)        --          1.00      4.95        142,144      0.45
  1998         1.00        0.05        --          (0.05)        --          1.00      5.33         91,629      0.44
  1997         1.00        0.05        --          (0.05)        --          1.00      5.12         37,284      0.42
  1996 (6)     1.00        0.04        --          (0.04)        --          1.00      4.11+        17,027      0.41*

                           RATIO
          RATIO OF NET  OF EXPENSES
           INVESTMENT    TO AVERAGE
          INCOME (LOSS)  NET ASSETS
           TO AVERAGE   (EXCLUDING
           NET ASSETS     WAIVERS)
---------------------------------------
----------------------
MONEY MARKET PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1999*       4.89%        0.57%
  1999        5.01         0.60
  1998        5.41         0.50
  1997        5.23         0.43
  1996        5.62         0.44
  1995 (1)    5.13         0.46
  RETAIL CLASS A
  1999*       4.69%        0.82%
  1999        4.79         0.85
  1998        5.13         0.85
  1997        4.92         0.83
  1996        5.25         0.77
  1995 (2)    4.88         0.97
  RETAIL CLASS B
  1999*       4.01%        1.43%
  1999 (3)    3.76*        1.44*
  INSTITUTIONAL II CLASS
  1999*       4.84%        0.57%
  1999        4.97         0.57
  1998        5.33         0.55
  1997        5.14         0.53
  1996 (4)    5.37*        0.55*
-------------------------------
TAX-FREE MONEY MARKET PORTFOLIO
-------------------------------
  INSTITUTIONAL CLASS
  1999*       2.94%        0.58%
  1999        2.95         0.60
  1998        3.39         0.51
  1997        3.23         0.44
  1996        3.54         0.45
  1995 (1)    3.21         0.47
  RETAIL CLASS A
  1999*       2.69%        0.83%
  1999        2.66         0.85
  1998        3.11         0.86
  1997        2.97         0.84
  1996        3.33         0.90
  1995 (5)    2.68         2.94
  INSTITUTIONAL II CLASS
  1999*       2.86%        0.58%
  1999        2.87         0.57
  1998        3.31         0.56
  1997        3.14         0.54
  1996 (6)    3.35*        0.58*
--------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
--------------------------------------
  INSTITUTIONAL CLASS
  1999*       4.71%        0.58%
  1999        4.86         0.59
  1998        5.29         0.49
  1997        5.10         0.43
  1996        5.45         0.44
  1995 (1)    5.09         0.47
  RETAIL CLASS A
  1999*       4.49%        0.83%
  1999        4.62         0.84
  1998 (7)    4.98*        0.87*
  INSTITUTIONAL II CLASS
  1999*       4.64%        0.58%
  1999        4.76         0.56
  1998        5.21         0.55
  1997        5.01         0.53
  1996 (6)    5.25*        0.56*



    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED)
                        AND THE PERIODS ENDED APRIL 30,



                                      REALIZED
                                        AND        DISTRIBU-    DISTRIBU-                            NET
              NET ASSET      NET      UNREALIZED    TIONS        TIONS                              ASSETS     RATIO OF
               VALUE,      INVEST-    GAINS OR     FROM NET      FROM      NET ASSET   TOTAL        END OF     EXPENSES
             BEGINNING      MENT    (LOSSES) ON   INVESTMENT    CAPITAL    VALUE, END  RETURN       PERIOD    TO AVERAGE
             OF PERIOD     INCOME   INVESTMENTS     INCOME       GAINS     OF PERIOD    (A)         (000)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
------------------------------------
  INSTITUTIONAL CLASS
  1999*        $1.00        0.02         --         (0.02)         --       $ 1.00     4.38%      $310,084       0.45%
  1999          1.00        0.04         --         (0.04)         --         1.00     4.58        289,930       0.45
  1998          1.00        0.05         --         (0.05)         --         1.00     5.08        262,687       0.40
  1997          1.00        0.05         --         (0.05)         --         1.00     5.00        225,924       0.37
  1996          1.00        0.05         --         (0.05)         --         1.00     5.32        275,259       0.36
  1995 (1)      1.00        0.05         --         (0.05)         --         1.00     4.60        221,069       0.38
  RETAIL CLASS A
  1999*        $1.00        0.02         --         (0.02)         --       $ 1.00     4.14%      $ 23,713       0.68%
  1999          1.00        0.04         --         (0.04)         --         1.00     4.33         19,632       0.69
  1998          1.00        0.05         --         (0.05)         --         1.00     4.77         35,302       0.70
  1997          1.00        0.05         --         (0.05)         --         1.00     4.71         13,673       0.64
  1996 (8)      1.00        0.02         --         (0.02)         --         1.00     1.82+         8,758       0.55*
  INSTITUTIONAL II CLASS
  1999*        $1.00        0.02         --         (0.02)         --       $ 1.00     4.31%      $104,019       0.52%
  1999          1.00        0.04         --         (0.04)         --         1.00     4.53        139,253       0.50
  1998          1.00        0.05         --         (0.05)         --         1.00     4.99         94,844       0.48
  1997          1.00        0.05         --         (0.05)         --         1.00     4.89         63,496       0.47
  1996 (6)      1.00        0.04         --         (0.04)         --         1.00     3.87+        47,220       0.47*
-----------------------------
SHORT-TERM TREASURY PORTFOLIO
-----------------------------
  INSTITUTIONAL CLASS
  1999*       $10.03        0.23      (0.08)        (0.23)         --       $ 9.95     1.47%+     $ 35,011       0.62%
  1999         10.05        0.48       0.03         (0.48)      (0.05)       10.03     5.24         34,088       0.63
  1998          9.96        0.53       0.10         (0.53)      (0.01)       10.05     6.48         24,929       0.55
  1997          9.96        0.50         --         (0.49)      (0.01)        9.96     5.13         21,563       0.55
  1996 (9)     10.00        0.06      (0.04)        (0.06)         --         9.96     0.16+        18,823       0.55*
  RETAIL CLASS A
  1999*       $10.03        0.22      (0.09)        (0.22)         --       $ 9.94     1.27%+     $ 12,644       0.81%
  1999         10.05        0.47       0.03         (0.47)      (0.05)       10.03     5.04         14,006       0.82
  1998          9.96        0.52       0.09         (0.51)      (0.01)       10.05     6.23         14,410       0.78
  1997 (10)     9.95        0.27       0.03         (0.28)      (0.01)        9.96     3.39+        22,937       0.67*
-------------------------
SHORT-TERM BOND PORTFOLIO
-------------------------
  INSTITUTIONAL CLASS
  1999*       $ 9.94        0.25      (0.11)        (0.25)         --       $ 9.83     1.40%+     $ 97,720       0.96%
  1999          9.95        0.51      (0.01)        (0.51)         --         9.94     5.15        111,127       0.97
  1998          9.96        0.09      (0.01)        (0.09)         --         9.95     0.82+       131,669       0.97*
  1998++        9.95        0.57       0.01         (0.57)         --         9.96     5.98        133,544       0.82
  1997++ (11)  10.00        0.49      (0.05)        (0.49)         --         9.95     4.49+       146,178       0.90*

                                 RATIO
                RATIO OF NET  OF EXPENSES
                 INVESTMENT    TO AVERAGE
                INCOME (LOSS)  NET ASSETS  PORTFOLIO
                 TO AVERAGE   (EXCLUDING   TURNOVER
                 NET ASSETS     WAIVERS)     RATE
----------------------------------------------------
------------------------------------
U.S. TREASURY MONEY MARKET PORTFOLIO
------------------------------------
  INSTITUTIONAL CLASS
  1999*            4.30%          0.58%       --
  1999             4.47           0.59        --
  1998             4.96           0.48        --
  1997             4.88           0.43        --
  1996             5.18           0.45        --
  1995 (1)         4.59           0.47        --
  RETAIL CLASS A
  1999*            4.06%          0.83%       --
  1999             4.31           0.84        --
  1998             4.66           0.85        --
  1997             4.62           0.83        --
  1996 (8)         4.71*          0.86*       --
  INSTITUTIONAL II CLASS
  1999*            4.22%          0.58%       --
  1999             4.39           0.56        --
  1998             4.88           0.54        --
  1997             4.79           0.53        --
  1996 (6)         4.98*          0.55*       --
-----------------------------
SHORT-TERM TREASURY PORTFOLIO
-----------------------------
  INSTITUTIONAL CLASS
  1999*            4.48%          0.71%    50.19%
  1999             4.79           0.72     70.64
  1998             5.26           0.60    124.24
  1997             5.11           0.60    147.86
  1996 (9)        (0.55)*         0.60*       --
  RETAIL CLASS A
  1999*            4.29%          1.11%    50.19%
  1999             4.61           1.12     70.64
  1998             5.02           1.07    124.24
  1997 (10)        5.07*          0.91*   147.86
-------------------------
SHORT-TERM BOND PORTFOLIO
-------------------------
  INSTITUTIONAL CLASS
  1999*            4.97%          1.10%    47.05%
  1999             5.14           1.11     91.22
  1998             5.14*          1.16*   108.18
  1998++           5.78           1.01    135.00
  1997++ (11)      5.47*          1.08    112.00


                              FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED)
                        AND THE PERIODS ENDED APRIL 30,

                                      REALIZED
                                        AND        DISTRIBU-    DISTRIBU-                            NET
             NET ASSET       NET      UNREALIZED    TIONS        TIONS                              ASSETS     RATIO OF
               VALUE,      INVEST-    GAINS OR     FROM NET      FROM      NET ASSET   TOTAL        END OF     EXPENSES
             BEGINNING      MENT    (LOSSES) ON   INVESTMENT    CAPITAL    VALUE, END  RETURN       PERIOD    TO AVERAGE
             OF PERIOD     INCOME   INVESTMENTS     INCOME       GAINS     OF PERIOD    (A)         (000)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
---------------------------
MARYLAND TAX-FREE PORTFOLIO
---------------------------
  INSTITUTIONAL CLASS
  1999*       $10.21        0.22       (0.66)       (0.22)          --      $ 9.55     (4.35)%+    $ 91,369      0.80%
  1999         10.14        0.45        0.14        (0.45)       (0.07)      10.21      5.86         95,046      0.76
  1998          9.87        0.47        0.33        (0.47)       (0.06)      10.14      8.15         83,215      0.68
  1997 (12)    10.00        0.22       (0.13)       (0.22)          --        9.87      0.89+        79,608      0.67*
  RETAIL CLASS A
  1999*       $10.21        0.21       (0.66)       (0.21)          --      $ 9.55     (4.41)%+    $ 31,750      0.93%
  1999         10.14        0.43        0.14        (0.43)       (0.07)      10.21      5.69         32,395      0.93
  1998          9.87        0.44        0.34        (0.45)       (0.06)      10.14      7.91         25,283      0.90
  1997(13)      9.96        0.13       (0.07)       (0.15)          --        9.87      0.63+         7,997      0.91*
  RETAIL CLASS B
  1999*(27)   $ 9.75        1.32       (0.19)       (1.32)          --      $ 9.56     11.47 +           50      1.69%
-------------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
-------------------------------
  INSTITUTIONAL CLASS
  1999*      $ 10.23        0.21       (0.75)       (0.21)          --      $ 9.48     (5.35)%+    $192,386      0.96%
  1999         10.14        0.41        0.15        (0.41)       (0.06)      10.23      5.56        224,480      0.92
  1998         10.28        0.07       (0.14)       (0.07)          --       10.14     (0.66)+      215,182      0.84*
  1998++       10.09        0.40        0.19        (0.40)          --       10.28      6.68        195,322      0.80
  1997++(11)   10.00        0.40        0.09        (0.40)          --       10.09      5.03+       221,393      0.83*
  RETAIL CLASS A
  1999*       $10.22        0.20       (0.75)       (0.20)          --      $ 9.47     (5.43)%+    $  4,009      1.11%
  1999         10.13        0.39        0.15        (0.39)       (0.06)      10.22      5.39          3,820      1.10
  1998 (14)    10.26        0.04       (0.13)       (0.04)          --       10.13     (0.94)+        2,577      1.01*
  RETAIL CLASS B
  1999*(27)   $ 9.71        1.02       (0.23)       (1.02)          --      $ 9.48      7.99+      $     51      1.81%

                             RATIO
            RATIO OF NET  OF EXPENSES
             INVESTMENT    TO AVERAGE
            INCOME (LOSS)  NET ASSETS  PORTFOLIO
             TO AVERAGE   (EXCLUDING   TURNOVER
             NET ASSETS     WAIVERS)     RATE
------------------------------------------------
---------------------------
MARYLAND TAX-FREE PORTFOLIO
---------------------------
  INSTITUTIONAL CLASS
  1999*       4.42%          0.99%       8.86%
  1999        4.35           0.99       30.83
  1998        4.62           0.77       22.40
  1997 (12)   4.95*          0.72*      11.13
  RETAIL CLASS A
  1999*       4.29%          1.24%       8.86%
  1999        4.18           1.29       30.83
  1998        4.39           1.15       22.40
  1997(13)    4.70*          1.10*      11.13
  RETAIL CLASS B
  1999*(27)   3.73%          1.86%       8.86%
-------------------------------
PENNSYLVANIA TAX-FREE PORTFOLIO
-------------------------------
  INSTITUTIONAL CLASS
  1999*       4.18%          1.00%      20.72%
  1999        4.01           1.00       43.46
  1998        3.84*          0.91*       3.50
  1998++      4.43           1.00       57.00
  1997++(11)  4.41*          1.02*      86.00
  RETAIL CLASS A
  1999*       4.05%          1.31%      20.72%
  1999        3.84           1.30       43.46
  1998 (14)   3.72*          1.24*       3.50
  RETAIL CLASS B
  1999*(27)   3.51%          1.81%      20.72%

     + Returns are for the period indicated and have not been annualized.
    ++ Period ended February 28. See Note 8 of Notes to Financial Statements
       regarding fund mergers.
     * All ratios for the period have been annualized, except where otherwise noted.
   (A) Total return for the retail class does not include the one-time sales charge.
   (1) Commenced operations on June 14, 1993.
   (2) Commenced operations on March 2, 1994.
   (3) Commenced operations on January 22, 1999.
   (4) Commenced operations on July 21, 1995.
   (5) Commenced operations on March 15, 1994.
   (6) Commenced operations on July 28, 1995.
   (7) Commenced operations on July 7, 1997.
   (8) Commenced operations on December 15, 1995.
   (9) Commenced operations on March 20, 1996.
  (10) Commenced operations on September 9, 1996.
  (11) Commenced operations on April 1, 1996.
  (12) Commenced operations on November 18, 1996.
  (13) Commenced operations on January 2, 1997.
  (14) Commenced operations on March 23, 1998.
  (15) Commenced operations on July 16, 1993.
  (16) Commenced operations on April 12, 1994.
  (17) Commenced operations on September 14, 1998.
  (18) Commenced operations on April 1, 1998.
  (19) Commenced operations on March 9, 1994.
  (20) Commenced operations on May 9, 1997.
  (21) Commenced operations on October 1, 1997.
  (22) Commenced operations on November 3, 1997.
  (23) Commenced operations on May 16, 1996.
  (24) Commenced operations on July 31, 1998.
  (25) Commenced operations on July 13, 1995.
  (26) Commenced operations on April 1, 1997.
  (27) Commenced operations on September 9, 1999.
  (28) Commenced operations on September 1, 1999.


    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED)
                        AND THE PERIODS ENDED APRIL 30,

                                      REALIZED
                                        AND        DISTRIBU-    DISTRIBU-                            NET
             NET ASSET       NET     UNREALIZED     TIONS        TIONS                              ASSETS     RATIO OF
               VALUE,      INVEST-    GAINS OR     FROM NET      FROM      NET ASSET   TOTAL        END OF     EXPENSES
             BEGINNING      MENT    (LOSSES) ON   INVESTMENT    CAPITAL    VALUE, END  RETURN       PERIOD    TO AVERAGE
             OF PERIOD     INCOME   INVESTMENTS     INCOME       GAINS     OF PERIOD    (A)         (000)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
-----------------------------------
INTERMEDIATE FIXED INCOME PORTFOLIO
-----------------------------------
  INSTITUTIONAL CLASS
  1999*       $ 9.93        0.26      (0.29)        (0.26)          --      $ 9.64    (0.27)%+     $107,355      0.79%
  1999         10.00        0.55      (0.02)        (0.55)       (0.05)       9.93     5.40         100,419      0.77
  1998          9.80        0.60       0.23         (0.60)       (0.03)      10.00     8.65          84,328      0.69
  1997 (12)    10.00        0.28      (0.20)        (0.28)          --        9.80     0.78+         76,326      0.68*
------------------------------
U.S. GOVERNMENT BOND PORTFOLIO
------------------------------
  INSTITUTIONAL CLASS
  1999*       $ 9.78        0.25      (0.27)        (0.25)          --      $ 9.51    (0.16)%+     $208,536      0.96%
  1999          9.85        0.54      (0.07)        (0.54)          --        9.78     4.82         255,329      0.93
  1998          9.85        0.10         --         (0.10)          --        9.85     1.02+        265,616      0.88*
  1998++        9.82        0.67       0.03         (0.67)          --        9.85     7.40         264,565      0.79
  1997++ (11)  10.00        0.59      (0.18)        (0.59)          --        9.82     4.18+        259,042      0.85*
  RETAIL CLASS A
  1999*       $ 9.79        0.25      (0.27)        (0.25)          --      $ 9.52    (0.22)%+     $  2,651      1.10%
  1999          9.85        0.54      (0.06)        (0.54)          --        9.79     4.93           2,240      1.12
  1998 (18)     9.88        0.81      (0.03)        (0.81)          --        9.85     7.86+             30      1.05*
----------------
INCOME PORTFOLIO
----------------
  INSTITUTIONAL CLASS
  1999*       $10.08        0.28      (0.36)        (0.28)          --      $ 9.72    (0.81)%+     $343,268      0.82%
  1999         10.25        0.59      (0.17)        (0.59)          --       10.08     4.22         356,482      0.78
  1998          9.82        0.61       0.43         (0.61)          --       10.25    10.84         322,304      0.73
  1997          9.80        0.59       0.02         (0.59)          --        9.82     6.51         242,966      0.68
  1996          9.60        0.61       0.20         (0.61)          --        9.80     8.46         180,962      0.73
  1995 (15)     9.61        0.58       0.02         (0.58)       (0.03)       9.60     6.53          66,441      0.74
  RETAIL CLASS A
  1999*       $10.20        0.27      (0.36)        (0.27)          --      $ 9.84    (0.84)%+     $  7,240      0.95%
  1999         10.37        0.58      (0.16)        (0.59)          --       10.20     4.08           8,573      0.95
  1998          9.94        0.58       0.44         (0.59)          --       10.37    10.47           6,889      0.95
  1997          9.91        0.59       0.01         (0.57)          --        9.94     6.32           4,102      0.89
  1996          9.72        0.60       0.19         (0.60)          --        9.91     8.14           4,184      1.02
  1995 (16)     9.62        0.55       0.05         (0.47)       (0.03)       9.72     6.45             296      1.23
  RETAIL CLASS B
  1999*       $10.08        0.24      (0.36)        (0.24)          --      $ 9.72    (1.22)%+     $    417      1.70%
  1999 (17)    10.40        0.35      (0.32)        (0.35)          --       10.08     0.35+            280      1.70*
------------------
BALANCED PORTFOLIO
------------------
  INSTITUTIONAL CLASS
  1999*       $14.64        0.14       0.67         (0.13)          --      $15.32     5.60%+      $150,382      0.90%
  1999         13.24        0.28       2.03         (0.28)       (0.63)      14.64    18.17         118,395      0.85
  1998         11.43        0.30       3.04         (0.30)       (1.23)      13.24    30.95          96,858      0.79
  1997         11.38        0.33       0.53         (0.30)       (0.51)      11.43     7.85          76,987      0.74
  1996         10.04        0.34       1.71         (0.34)       (0.37)      11.38    20.90         102,233      0.75
  1995 (15)    10.16        0.33       0.03         (0.29)       (0.19)      10.04     3.75          91,039      0.77
  RETAIL CLASS A
  1999*       $14.59        0.14       0.67         (0.13)          --      $15.27     5.56%+      $ 33,640      1.01%
  1999         13.20        0.26       2.02         (0.26)       (0.63)      14.59    17.97          26,927      1.01
  1998         11.40        0.27       3.04         (0.28)       (1.23)      13.20    30.67          15,074      1.02
  1997         11.35        0.28       0.56         (0.28)       (0.51)      11.40     7.66           6,164      0.96
  1996         10.04        0.31       1.68         (0.31)       (0.37)      11.35    20.23           3,323      1.09
  1995 (19)    10.15        0.27       0.05         (0.24)       (0.19)      10.04     3.33             549      1.26
  RETAIL CLASS B
  1999*       $14.60        0.08       0.67         (0.09)          --      $15.26     5.12%+      $  6,086      1.77%
  1999 (17)    12.58        0.16       2.67         (0.18)       (0.63)      14.60    23.13+          2,479      1.75*

                           RATIO
          RATIO OF NET  OF EXPENSES
           INVESTMENT    TO AVERAGE
          INCOME (LOSS)  NET ASSETS  PORTFOLIO
           TO AVERAGE   (EXCLUDING   TURNOVER
           NET ASSETS     WAIVERS)     RATE
----------------------------------------------
-----------------------------------
INTERMEDIATE FIXED INCOME PORTFOLIO
-----------------------------------
  INSTITUTIONAL CLASS
  1999*       5.35%        0.94%      17.77%
  1999        5.49         0.95       52.87
  1998        6.02         0.87       41.63
  1997 (12)   5.55*        0.83*      17.18
------------------------------
U.S. GOVERNMENT BOND PORTFOLIO
------------------------------
  INSTITUTIONAL CLASS
  1999*       5.25%        1.09%       4.57%
  1999        5.43         1.10      102.27
  1998        6.04*        1.06*      13.77
  1998++      6.88         0.98      431.00
  1997++ (11) 6.54*        1.03*     255.00
  RETAIL CLASS A
  1999*       5.14%        1.39%       4.57%
  1999        5.11         1.41      102.27
  1998 (18)   6.02*        1.33*      13.77
----------------
INCOME PORTFOLIO
----------------
  INSTITUTIONAL CLASS
  1999*       5.63%        0.94%     151.50%
  1999        5.77         0.94       50.41
  1998        6.05         0.77      154.87
  1997        6.19         0.68      271.60
  1996        6.00         0.73      107.33
  1995 (15)   6.15         0.74       73.00
  RETAIL CLASS A
  1999*       5.49%        1.24%     151.50%
  1999        5.59         1.24       50.41
  1998        5.82         1.16      154.87
  1997        5.96         1.09      271.60
  1996        5.54         1.37      107.33
  1995 (16)   5.66        27.63       73.00
  RETAIL CLASS B
  1999*       4.78%        1.79%     151.50%
  1999 (17)   4.71*        1.79*      50.41
------------------
BALANCED PORTFOLIO
------------------
  INSTITUTIONAL CLASS
  1999*       1.96%        1.00%      21.83%
  1999        2.12         1.00       56.70
  1998        2.44         0.83       71.58
  1997        2.79         0.74      124.22
  1996        3.19         0.75      107.56
  1995 (15)   3.32         0.77       81.00
  RETAIL CLASS A
  1999*       1.85%        1.40%      21.83%
  1999        1.94         1.40       56.70
  1998        2.20         1.33       71.58
  1997        2.56         1.19      124.22
  1996        2.51         1.55      107.56
  1995 (19)   2.83         5.80       81.00
  RETAIL CLASS B
  1999*       1.13%        1.86%      21.83%
  1999 (17)   0.99*        1.84*      56.70

                              FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED)
                        AND THE PERIODS ENDED APRIL 30,

                                      REALIZED
                                        AND        DISTRIBU-    DISTRIBU-                            NET
             NET ASSET       NET     UNREALIZED     TIONS        TIONS                              ASSETS     RATIO OF
               VALUE,      INVEST-    GAINS OR     FROM NET      FROM      NET ASSET   TOTAL        END OF     EXPENSES
             BEGINNING      MENT    (LOSSES) ON   INVESTMENT    CAPITAL    VALUE, END  RETURN       PERIOD    TO AVERAGE
             OF PERIOD     INCOME   INVESTMENTS     INCOME       GAINS     OF PERIOD    (A)         (000)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
-----------------------
EQUITY INCOME PORTFOLIO
-----------------------
  INSTITUTIONAL CLASS
  1999*       $12.05        0.11      (0.55)        (0.11)          --       $11.50    (3.68)%+   $ 86,797       0.96%
  1999         12.52        0.25       0.22         (0.25)       (0.69)       12.05     4.17       101,104       0.91
  1998         10.67        0.31       3.06         (0.31)       (1.21)       12.52    33.04       106,643       0.84
  1997 (12)    10.00        0.12       0.67         (0.12)          --        10.67     7.88+       83,947       0.83*
  RETAIL CLASS A
  1999*       $12.04        0.10      (0.55)        (0.10)          --       $11.49    (3.74)%+   $  3,312       1.07%
  1999         12.52        0.23       0.21         (0.23)       (0.69)       12.04     3.92         3,659       1.08
  1998 (20)    11.01        0.28       2.73         (0.29)       (1.21)       12.52    28.73+        3,428       1.07*
----------------------
VALUE EQUITY PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1999*       $15.22        0.02      (0.50)        (0.02)          --       $14.72    (3.16)%+   $449,850       1.19%
  1999         14.59        0.08       1.36         (0.09)       (0.72)       15.22    10.48       536,827       1.14
  1998         14.00        0.01       0.62         (0.01)       (0.03)       14.59     4.51+      645,202       1.08*
  1998++       11.91        0.15       3.45         (0.15)       (1.36)       14.00    31.64       577,154       1.00
  1997++ (11)  10.00        0.14       2.10         (0.14)       (0.19)       11.91    22.77+      540,889       1.05*
  RETAIL CLASS A
  1999*       $15.22        0.01      (0.50)        (0.01)          --       $14.72    (3.19)%+   $  5,411       1.31%
  1999         14.60        0.05       1.36         (0.07)       (0.72)       15.22    10.29         3,553       1.31
  1998 (18)    14.55          --       0.05            --           --        14.60     0.34+          227       1.26*
  RETAIL CLASS B
  1999*       $15.16       (0.03)     (0.51)           --           --       $14.62    (3.56)%+   $    429       2.06%
  1999 (17)    12.93        0.01       2.97         (0.03)       (0.72)       15.16    23.70+          164       2.07*
----------------------
EQUITY INDEX PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1999*       $13.87        0.08       0.32         (0.08)          --       $14.19     2.87%+    $118,233       0.25%
  1999         11.59        0.14       2.41         (0.14)       (0.13)       13.87    22.37        86,911       0.23
  1998 (21)    10.00        0.08       1.58         (0.07)          --        11.59    16.71+       45,531       0.20
  RETAIL CLASS A
  1999*       $13.84        0.06       0.32         (0.06)          --       $14.16     2.76%+    $  6,636       0.50%
  1999         11.57        0.11       2.40         (0.11)       (0.13)       13.84    22.05         4,974       0.48
  1998 (22)     9.78        0.06       1.80         (0.07)          --        11.57    19.08+        1,417       0.45*
--------------------------
BLUE CHIP EQUITY PORTFOLIO
--------------------------
  INSTITUTIONAL CLASS
  1999*       $20.00        0.03       0.58         (0.03)          --       $20.58     3.06%+    $156,422       0.97%
  1999         17.01        0.10       3.41         (0.12)       (0.40)       20.00    21.07       129,720       0.91
  1998         12.39        0.14       4.70         (0.13)       (0.09)       17.01    39.34        67,060       0.81
  1997         10.12        0.17       2.28         (0.17)       (0.01)       12.39    24.41        35,690       0.70
  1996 (11)    10.00          --       0.12            --           --        10.12     1.20+       11,456       0.65*
  RETAIL CLASS A
  1999*       $19.98        0.02       0.57         (0.02)          --       $20.55     2.95%+    $ 59,766       1.08%
  1999         16.98        0.09       3.40         (0.09)       (0.40)       19.98    20.96        56,771       1.07
  1998         12.38        0.10       4.69         (0.10)       (0.09)       16.98    38.93        43,300       1.04
  1997 (23)    10.33        0.16       2.06         (0.16)       (0.01)       12.38    21.74+       13,211       0.86*
  RETAIL CLASS B
  1999*       $19.93       (0.04)      0.55            --           --       $20.44     2.56%+    $  5,950       1.83%
  1999 (24)    17.07        0.01       3.28         (0.03)       (0.40)       19.93    19.62+        3,162       1.84*

                           RATIO
          RATIO OF NET  OF EXPENSES
           INVESTMENT    TO AVERAGE
          INCOME (LOSS)  NET ASSETS  PORTFOLIO
           TO AVERAGE   (EXCLUDING   TURNOVER
           NET ASSETS     WAIVERS)     RATE
-------------------------------------------------
-----------------------
EQUITY INCOME PORTFOLIO
-----------------------
  INSTITUTIONAL CLASS
  1999*       1.77%        1.03%       28.93%
  1999        2.10         1.04        56.03
  1998        2.58         0.97        39.88
  1997 (12)   2.47*        0.93*       34.38
  RETAIL CLASS A
  1999*       1.66%        1.43%       28.93%
  1999        1.93         1.44        56.03
  1998 (20)   2.39*        1.45*       39.88
----------------------
VALUE EQUITY PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1999*       0.25%        1.33%       13.20%
  1999        0.58         1.34        32.21
  1998        0.65*        1.20*        4.34
  1998++      1.17         1.20        30.00
  1997++ (11) 1.48*        1.26*       37.00
  RETAIL CLASS A
  1999*       0.10%        1.74%       13.20%
  1999        0.29         1.74        32.21
  1998 (18)   0.62*        1.67*        4.34
  RETAIL CLASS B
  1999*      (0.67)%       2.19%       13.20%
  1999 (17)  (0.67)*       2.20*       32.21
----------------------
EQUITY INDEX PORTFOLIO
----------------------
  INSTITUTIONAL CLASS
  1999*       1.13%        0.59%       39.45%
  1999        1.20         0.61        34.04
  1998 (21)   1.43         0.62        49.56
  RETAIL CLASS A
  1999*       0.87%        0.84%       39.45%
  1999        0.92         1.00        34.04
  1998 (22)   1.02*        1.08*       49.56
--------------------------
BLUE CHIP EQUITY PORTFOLIO
--------------------------
  INSTITUTIONAL CLASS
  1999*       0.34%        1.08%       13.03%
  1999        0.63         1.07        38.78
  1998        0.96         0.89        26.32
  1997        1.55         0.90        46.91
  1996 (11)   1.52*        1.38*        0.97
  RETAIL CLASS A
  1999*       0.24%        1.63%       13.03%
  1999        0.49         1.62        38.78
  1998        0.71         1.50        26.32
  1997 (23)   1.29*        1.25*       46.91
  RETAIL CLASS B
  1999*      (0.54)%       1.93%       13.03%
  1999 (24)  (0.43)*       1.94*       38.78

                              FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED)
                        AND THE PERIODS ENDED APRIL 30,

                                      REALIZED
                                        AND        DISTRIBU-   DISTRIBU-                             NET
             NET ASSET       NET     UNREALIZED     TIONS        TIONS                              ASSETS     RATIO OF
               VALUE,      INVEST-    GAINS OR     FROM NET      FROM      NET ASSET   TOTAL        END OF     EXPENSES
             BEGINNING      MENT    (LOSSES) ON   INVESTMENT    CAPITAL    VALUE, END  RETURN       PERIOD    TO AVERAGE
             OF PERIOD     INCOME   INVESTMENTS     INCOME       GAINS     OF PERIOD    (A)         (000)     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
--------------------------
  CAPITAL GROWTH PORTFOLIO
--------------------------
  INSTITUTIONAL CLASS
  1999*       $18.71       (0.02)       3.13           --           --      $21.82     16.62%+    $119,168      1.00%
  1999         14.90       (0.01)       4.33           --        (0.51)      18.71     29.51        90,042      0.94
  1998         11.92        0.02        4.96        (0.04)       (1.96)      14.90     45.19        50,615      0.84
  1997         11.60        0.11        1.41        (0.14)       (1.06)      11.92     13.46        34,170      0.39
  1996         10.20        0.16        2.17        (0.16)       (0.77)      11.60     23.62        39,560      0.24
  1995 (15)    10.19        0.14        0.16        (0.11)       (0.18)      10.20      3.15        41,170      0.74
  RETAIL CLASS A
  1999*       $18.58       (0.03)       3.10           --           --      $21.65     16.52%+    $ 33,074      1.16%
  1999         14.82       (0.03)       4.30           --        (0.51)      18.58     29.34        23,035      1.09
  1998         11.87          --        4.93        (0.02)       (1.96)      14.82     44.90        14,401      1.06
  1997         11.56        0.09        1.41        (0.13)       (1.06)      11.87     13.39         5,595      0.56
  1996         10.18        0.12        2.15        (0.12)       (0.77)      11.56     23.24         2,111      0.50
  1995 (19)    10.18        0.08        0.18        (0.08)       (0.18)      10.18      2.74           404      1.23
  RETAIL CLASS B
  1999*       $18.61       (0.07)       3.07           --           --      $21.61     16.12%+    $  6,365      1.87%
  1999 (17)    13.53       (0.04)       5.63           --        (0.51)      18.61     41.88+        2,162      1.87*
------------------------
MID-CAP EQUITY PORTFOLIO
------------------------
  INSTITUTIONAL CLASS
  1999*       $14.70       (0.01)       0.68           --           --      $15.37      4.56%+    $ 69,259      1.10%
  1999         14.11        0.01        1.16        (0.01)       (0.57)      14.70      8.76        63,648      1.06
  1998         10.17        0.04        4.61        (0.04)       (0.67)      14.11     46.92        55,280      0.97
  1997 (12)    10.00        0.03        0.17        (0.03)          --       10.17      1.98+       27,059      0.90*
  RETAIL CLASS A
  1999*(28)   $15.22          --        0.15           --           --      $15.37      0.99 +         215      1.25%
--------------------------
SMALL-CAP EQUITY PORTFOLIO
--------------------------
  INSTITUTIONAL CLASS
  1999*       $12.65       (0.06)       6.60           --           --      $19.19     51.70%+    $ 46,509      1.20%
  1999         11.86       (0.05)       1.17           --        (0.33)      12.65      9.89        30,562      1.16
  1998          8.53       (0.02)       3.97           --        (0.62)      11.86     47.93        27,372      0.98
  1997         14.72       (0.01)      (2.97)          --        (3.21)       8.53    (23.43)       17,746      0.95
  1996 (25)    10.00        0.09        4.72        (0.09)          --       14.72     48.34+       33,621      0.91*
  RETAIL CLASS A
  1999*       $12.59       (0.06)       6.55           --           --      $19.08     51.55%+    $  3,609      1.31%
  1999         11.83       (0.07)       1.16           --        (0.33)      12.59      9.66         2,248      1.32
  1998          8.53       (0.06)       3.98           --        (0.62)      11.83     47.57         1,853      1.21
  1997 (23)    15.47       (0.01)      (3.72)          --        (3.21)       8.53    (27.14)+       1,075      1.11*
----------------------------------------
INTERNATIONAL EQUITY SELECTION PORTFOLIO
----------------------------------------
  INSTITUTIONAL CLASS
  1999*       $11.16        0.02        1.28           --           --      $12.46     11.65%+    $ 28,029      0.94%
  1999         11.51        0.10       (0.18)       (0.10)       (0.17)      11.16     (0.50)       23,686      0.88
  1998         10.85          --        0.66           --           --       11.51      6.08+       41,510      0.78*
  1998++ (26)  10.00        0.15        1.12        (0.23)       (0.19)      10.85     12.95+       35,858      0.75*
  RETAIL CLASS A
  1999*       $11.16        0.01        1.29           --           --      $12.46     11.65%+    $  1,996      1.05%
  1999         11.51        0.08       (0.17)       (0.09)       (0.17)      11.16     (0.59)        1,496      1.05
  1998*(18)    11.40          --        0.11           --           --       11.51      0.96+           13      0.96*

                            RATIO
           RATIO OF NET  OF EXPENSES
            INVESTMENT    TO AVERAGE
           INCOME (LOSS)  NET ASSETS  PORTFOLIO
            TO AVERAGE   (EXCLUDING   TURNOVER
            NET ASSETS     WAIVERS)     RATE
--------------------------------------------------
--------------------------
  CAPITAL GROWTH PORTFOLIO
--------------------------
  INSTITUTIONAL CLASS
  1999*       (0.21)%       1.06%       60.08%
  1999        (0.07)        1.04       118.46
  1998         0.13         0.88       174.55
  1997         0.92         0.85       246.14
  1996         1.26         0.84       578.57
  1995 (15)    1.35         0.85       182.00
  RETAIL CLASS
  1999*       (0.33)%       1.52%       60.08%
  1999        (0.23)        1.44       118.46
  1998        (0.10)        1.37       174.55
  1997         0.74         1.30       246.14
  1996         1.05         1.65       578.57
  1995 (19)    0.86         9.73       182.00
  RETAIL CLASS B
  1999*        (1.07)%       1.92%       60.08%
  1999 (17)    (1.09)*       1.92*      118.46
------------------------
MID-CAP EQUITY PORTFOLIO
------------------------
  INSTITUTIONAL CLASS
  1999*       (0.18)%       1.17%       25.10%
  1999         0.04         1.18        61.81
  1998         0.31         1.06        38.30
  1997 (12)    0.65*        0.95*       14.74
  RETAIL CLASS A
  1999*(28)   (0.35)%       1.61%       25.10%
--------------------------
SMALL-CAP EQUITY PORTFOLIO
--------------------------
  INSTITUTIONAL CLASS
  1999*       (0.78)%       1.22%      259.35%
  1999        (0.48)        1.23       733.14
  1998        (0.24)        1.02       410.72
  1997        (0.12)        0.95       704.41
  1996 (25)    0.60*        0.91*      286.80
  RETAIL CLASS A
  1999*       (0.89)%       1.62%      259.35%
  1999        (0.64)        1.63       733.14
  1998        (0.46)        1.36       410.72
  1997 (23)   (0.13)*       1.21*      704.41
----------------------------------------
INTERNATIONAL EQUITY SELECTION PORTFOLIO
----------------------------------------
  INSTITUTIONAL CLASS
  1999*        0.30%        1.05%       14.39%
  1999         1.04         1.04       101.86
  1998        (0.52)*       1.22*        0.98
  1998++ (26)  1.73*        1.20*       43.00
  RETAIL CLASS A
  1999*        0.22%        1.45%       14.39%
  1999         0.80         1.30       101.86
  1998*(18)   (0.63)*       1.19*        0.98

     + Returns are for the period indicated and have not been annualized.
    ++ Period ended February 28. See Note 8 of Notes to Financial Statements
       regarding fund mergers.
     * All ratios for the period have been annualized, except where otherwise noted.
   (A) Total return for the retail class does not include the one-time sales charge.
   (1) Commenced operations on June 14, 1993.
   (2) Commenced operations on March 2, 1994.
   (3) Commenced operations on January 22, 1999.
   (4) Commenced operations on July 21, 1995.
   (5) Commenced operations on March 15, 1994.
   (6) Commenced operations on July 28, 1995.
   (7) Commenced operations on July 7, 1997.
   (8) Commenced operations on December 15, 1995.
   (9) Commenced operations on March 20, 1996.
  (10) Commenced operations on September 9, 1996.
  (11) Commenced operations on April 1, 1996.
  (12) Commenced operations on November 18, 1996.
  (13) Commenced operations on January 2, 1997.
  (14) Commenced operations on March 23, 1998.
  (15) Commenced operations on July 16, 1993.
  (16) Commenced operations on April 12, 1994.
  (17) Commenced operations on September 14, 1998.
  (18) Commenced operations on April 1, 1998.
  (19) Commenced operations on March 9, 1994.
  (20) Commenced operations on May 9, 1997.
  (21) Commenced operations on October 1, 1997.
  (22) Commenced operations on November 3, 1997.
  (23) Commenced operations on May 16, 1996.
  (24) Commenced operations on July 31, 1998.
  (25) Commenced operations on July 13, 1995.
  (26) Commenced operations on April 1, 1997.
  (27) Commenced operations on September 9, 1999.
  (28) Commenced operations on September 1, 1999.

                          NOTES TO FINANCIAL STATEMENTS



1.   ORGANIZATION

     ARK Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993.

     The Fund consists of twenty separate investment Portfolios: Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio (collectively, the "money market Portfolios"), Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio (individually, a "Portfolio" and collectively, the "Portfolios"). The Fund may issue an unlimited number of shares of each of its Portfolios.

     Each Portfolio (with the exception of the Intermediate Fixed Income Portfolio and Short-Term Bond Portfolio) offers both Institutional and Retail Class A shares. The following Portfolios also offer Retail Class B shares: Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Value Equity Portfolio and Money Market Portfolio (for exchange purposes only). In addition, each money market Portfolio offers Institutional II Class shares. Institutional class shares were originally offered with the commencement of each Portfolio's operations. Retail Class A shares commenced in April 1994 for the Income Portfolio; in March 1994 for the Tax-Free Money Market Portfolio, Money Market Portfolio, Balanced Portfolio and Capital Growth Portfolio; in December 1995 for the U.S. Treasury Money Market Portfolio; in May 1996 for the Blue Chip Equity Portfolio and Small-Cap Equity Portfolio; in September 1996 for the Short-Term Treasury Portfolio; in January 1997 for the Maryland Tax-Free Portfolio; in May 1997 for the Equity Income Portfolio; in July 1997 for the U.S. Government Money Market Portfolio; in November 1997 for the Equity Index Portfolio; in March 1998 for the Pennsylvania Tax-Free Portfolio; in April 1998 for the U.S. Government Bond Portfolio, Value Equity Portfolio and International Equity Selection Portfolio; and in September 1999 for the Mid-Cap Equity Portfolio. Retail Class B shares commenced in August 1998 for the Blue Chip Equity Portfolio, in September 1998 for the Income Portfolio, Balanced Portfolio and Capital Growth Portfolio, in January 1999 for the Money Market Portfolio, and in September 1999 for the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio. Institutional II Class shares commenced in July 1995 for the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio. Each class of shares has equal rights as to earnings, assets and voting privileges, except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class.


2.   SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

     The following is a summary of significant accounting policies followed by the Portfolios. SECURITY

     VALUATION -- Securities of the Portfolios are generally valued by independent pricing services. Securities listed on a securities exchange for which market quotations are readily available are valued at the last reported sale price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less to maturity may be valued at their amortized cost.

     When market quotations are not readily available, securities are valued at fair value as determined under procedures established and approved by the Board of Trustees.

                          NOTES TO FINANCIAL STATEMENTS

     Investment securities held by the Money Market
     Portfolios are stated at their amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

     INCOME TAXES -- It is the intention of each Portfolio to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each class of each Portfolio is calculated every business day. It is computed by dividing the total assets of each class of the Portfolio, less the class-related liabilities, by the number of outstanding shares of each class of the Portfolio.

     CLASSES -- Class-specific expenses are borne by the applicable class. Other expenses, income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

     ORGANIZATIONAL COSTS -- All organizational costs associated with the start-up of the Portfolios are being amortized on a straight-line basis over a period of sixty months. If any or all of the shares representing initial capital of a Portfolio are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

     SHORT SALES -- The Portfolios may sell a security that they own "short against the box" in anticipation of a decline in the market value of that security. As collateral for this transaction, the Portfolio must deposit liquid securities with the broker/dealer through which it made the short sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, the difference between the proceeds received and the market value of the security, will be recognized upon termination of the short sale.

     DOLLAR ROLL TRANSACTIONS -- The Income and U.S. Government Bond Portfolios engage in dollar roll transactions with respect to mortgage-related securities issued by GNMA, Fannie Mae and FHLMC. In a dollar roll transaction, a portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon and maturity) security from the institution at a later date at an agreed-upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.


     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS -- Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction (and therefore the value of the security) may be less favorable than the yield available in the market when the securities delivery takes place. The Portfolios maintain cash, U.S. Government securities, or liquid, high-grade debt obligations in an amount sufficient to meet the purchase price in a segregated account until the settlement date. No Portfolio intends to engage in when-issued purchases and forward commitments for speculative purposes.

     DISTRIBUTIONS -- Dividends from net investment income are declared daily and paid monthly for the money market Portfolios, the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio and Income Portfolio. The Equity Income Portfolio declares and pays dividends monthly; the Balanced Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio and Mid-Cap Equity Portfolio declare and pay dividends quarterly; and the Capital Growth Portfolio, Small-Cap Equity Portfolio, and International Equity Selection Portfolio declare and

                          NOTES TO FINANCIAL STATEMENTS

     pay dividends annually from net investment income. Distributions from net capital gains, if any, are declared and paid at least annually by each Portfolio.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

     On the Statements of Net Assets, the following adjustments were made (000):

                        ACCUMULATED   UNDISTRIBUTED
                        NET REALIZED  NET INVESTMENT  PAID-IN-
     PORTFOLIO           GAIN (LOSS)     INCOME       CAPITAL
---------------------------------------------------------------
     U.S. Treasury
        Money Market        $ (5)          $ 5        $ --
---------------------------------------------------------------
     Pennsylvania
        Tax-Free              (1)            1          --
---------------------------------------------------------------
     Equity Index             --             3          (3)
---------------------------------------------------------------
     Blue Chip Equity         --            12         (12)
---------------------------------------------------------------
     Capital Growth          (90)          170         (80)
---------------------------------------------------------------
     Mid-Cap Equity          (65)           65          --
---------------------------------------------------------------
     Small-Cap Equity       (287)          247          40
---------------------------------------------------------------

     The Value Equity, Pennsylvania Tax-Free and International Equity Selection Portfolios reclassified $7,540,467, $1,106,708, and $110,332 respectively from undistributed net investment income and accumulated net realized gain on investments to paid-in-capital. These reclassifications were associated with the Marketvest Funds that were merged into the Ark Funds on March 20 and March 27, 1998. The Marketvest Funds utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes. These reclassifications had no effect on net assets or net asset value per share.

     OTHER -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Net realized capital gains and losses on the sale of investment securities are determined using the identified cost method with the exception of the money market Portfolios, for which original issue discounts and purchase premiums on securities held by the Portfolios are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual method.


3.   INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER
     TRANSACTIONS WITH AFFILIATES

     Allied Investment Advisors, Inc. is the investment adviser to each of the Portfolios. Allied Investment Advisors, Inc. is an affiliate of Allfirst Trust Company, N.A., the Custodian and Sub-Administrator of each of the Portfolios. Pursuant to an investment advisory contract on behalf of each Portfolio, Allied Investment Advisors, Inc. is entitled to receive fees for its advisory services at the annual rates shown in the following table based on the average net assets of the Portfolio.

     PORTFOLIO                                       ANNUAL RATE
     -----------------------------------------------------------
     Money Market                                       .25%
     -----------------------------------------------------------
     Tax-Free Money Market                              .25%
     -----------------------------------------------------------
     U.S. Government Money Market                       .25%
     -----------------------------------------------------------
     U.S. Treasury Money Market                         .25%
     -----------------------------------------------------------
     Short-Term Treasury                                .35%
     -----------------------------------------------------------
     Short-Term Bond                                    .75%
     -----------------------------------------------------------
     Maryland Tax-Free                                  .65%
     -----------------------------------------------------------
     Pennsylvania Tax-Free                              .65%
     -----------------------------------------------------------
     Intermediate Fixed Income                          .60%
     -----------------------------------------------------------
     U.S. Government Bond                               .75%
     -----------------------------------------------------------
     Income                                             .60%
     -----------------------------------------------------------
     Balanced                                           .65%
     -----------------------------------------------------------
     Equity Income                                      .70%
     -----------------------------------------------------------
     Value Equity                                      1.00%
     -----------------------------------------------------------
     Equity Index                                       .20%
     -----------------------------------------------------------
     Blue Chip Equity                                   .70%
     -----------------------------------------------------------
     Capital Growth                                     .70%
     -----------------------------------------------------------
     Mid-Cap Equity                                     .80%
     -----------------------------------------------------------
     Small-Cap Equity                                   .80%
     -----------------------------------------------------------
     International Equity Selection                     .65%
     -----------------------------------------------------------

     Allied Investment Advisors, Inc. has agreed to waive a portion of its fees or reimburse expenses on certain Portfolios in order to limit total operating expenses of such Portfolios. The waivers are voluntary and may be discontinued at any time.

     SEI Investments Mutual Funds Services (the "Administrator") serves as administrator and transfer agent for the Fund under an Administration Agreement and Transfer Agency Agreement. The Administrator is entitled to receive an annual fee of .13% of each Portfolio's average net assets, paid monthly, for services performed under the administration agreement. The Administrator has voluntarily agreed to waive a portion of its administrative fees on certain Portfolios in order to limit total operating expenses of such Portfolios. The waiver is voluntary and may be

                          NOTES TO FINANCIAL STATEMENTS

     discontinued at any time. Pursuant to a separate agreement between Allfirst Trust Company, N.A. and the Administrator, Allfirst Trust Company, N.A. performs sub-administration services on behalf of the Portfolios, for which it receives an annual fee, paid by the Administrator, of up to .0275% of each Portfolio's net assets.


4.   DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The fund's Board of Trustees has adopted an Amended and Restated Distribution and Shareholder Services Plan on behalf of Retail Class A shares of each Portfolio; a Restated Distribution and Shareholder Services Plan on behalf of Retail Class B shares of the Money Market, Income, Balanced, Value Equity, Blue Chip Equity and Capital Growth Portfolios; and an Amended and Restated Distribution and Service Plan on behalf of the Institutional II Class shares of each money market Portfolio pursuant to Rule 12b-1 under the 1940 Act. In addition, the Board of Trustees has adopted a Shareholder Services Plan on behalf of the Institutional Class shares of the Portfolios (the "Plans"). Under the Plans, SEI Investments Distribution Co. ("SIDCO") acts as Distributor for the Fund pursuant to a Distribution Agreement on behalf of each Portfolio. The Plans permit payment of up to .75% of the average net assets of the Retail Class A, Retail Class B and Institutional II Class shares of each Portfolio. The Trustees have authorized payment of a fee to SIDCO of: .25% of the average net assets of the Retail Class A shares of each of the money market Portfolios; .30% of average net assets of the Retail Class A shares of the Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Intermediate Fixed Income Portfolio, Short-Term Bond Portfolio, and U.S. Government Bond Portfolio; .40% of average net assets of the Retail Class A shares of the Short-Term Treasury Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, International Equity Selection Portfolio and Equity Index Portfolio; .55% of average net assets of the Retail Class A shares of the Blue Chip Equity Portfolio; .75% of the average net assets of the Retail Class B shares of the Money Market Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Income Portfolio, Balanced Portfolio, Value Equity Portfolio, Blue Chip Equity Portfolio and Capital Growth Portfolio; and .15% of average net assets of the Institutional II Class shares of each of the money market Portfolios. SIDCO has voluntarily agreed to waive a portion of its fee on certain Portfolios in order to limit total operating expenses of such Portfolios. The waiver is voluntary and may be discontinued at any time.

     The shareholder services fees paid under the Plans are to compensate qualified intermediaries for shareholder services and account maintenance. Under the respective Plans, the Retail Class A and Retail Class B shares of a Portfolio may pay an annual fee of up to .25% of the average net assets of the respective class shares attributable to their customers and the Institutional Class shares of a Portfolio may pay an annual fee of up to .15% of the average net assets of the Institutional Class shares attributable to their customers. Currently, the Trustees have approved a fee for the Retail Class A shares of .15%, a fee for the Retail Class B shares of .25%, and a fee of 0.08% of the average net assets of the Institutional Class shares of each of the money market Portfolios; 0.11% of the average net assets of the Institutional Class shares of the ARK Intermediate Fixed Income, Pennsylvania Tax-Free and U.S. Government Bond Portfolios; 0.12% of the average net assets of the Institutional Class shares of the ARK Income and Maryland Tax-Free Portfolios; and 0.14% of the average net assets of the Institutional Class shares of the ARK Balanced, Blue Chip, Capital Growth, Equity Income, International Equity Selection, Mid-Cap Equity, Small-Cap Equity and Value Equity Portfolios. In addition, a portion of the fee is being waived for the Retail Class A shares and Institutional Class shares of each Portfolio. The waiver is voluntary and may be discontinued at any time.

     A contingent deferred sales charge (CDSC) is imposed on certain redemptions of Retail Class B shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Retail Class B shares until the redemption of such shares.

          YEARS                           CONTINGENT DEFERRED
     PURCHASES MADE                          SALES CHARGE
--------------------------------------------------------------
         First .......................            5%
         Second ......................            4%
         Third .......................            3%
         Fourth ......................            3%
         Fifth .......................            2%
         Sixth .......................            1%
         Seventh and Following .......           None

5.   INVESTMENT TRANSACTIONS

     The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments, during the period ended October 31, 1999, were as follows:

                                   PURCHASES          SALES
     PORTFOLIO                       (000)            (000)
     --------------------------------------------------------
     Short-Term Treasury           $ 22,084         $ 21,145
     --------------------------------------------------------
     Short-Term Bond                 31,964           43,380
     --------------------------------------------------------
     Maryland Tax-Free               15,121           10,930
     --------------------------------------------------------
     Pennsylvania Tax-Free           43,622           59,822
     --------------------------------------------------------
     Intermediate Fixed Income       26,356           14,984
     --------------------------------------------------------
     U.S. Government Bond             9,191           40,859
     --------------------------------------------------------
     Income                         496,457          503,447
     --------------------------------------------------------
     Balanced                        50,114           33,016
     --------------------------------------------------------
     Equity Income                   27,574           38,146
     --------------------------------------------------------
     Value Equity                    65,497          131,940
     --------------------------------------------------------
     Equity Index                    69,755           40,216
     --------------------------------------------------------
     Blue Chip Equity                48,865           25,907
     --------------------------------------------------------
     Capital Growth                  89,611           75,223
     --------------------------------------------------------
     Mid-Cap Equity                  18,497           16,644
     --------------------------------------------------------
     Small-Cap Equity                98,508           96,143
     --------------------------------------------------------
     International Equity Selection   5,380            3,707
     --------------------------------------------------------

     For federal income tax purposes, the cost of securities owned at October 31, 1999, was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation of securities at October 31, 1999, for each Portfolio is as follows:

                                                            NET
                                                         UNREALIZED
                             APPRECIATED  DEPRECIATED   APPRECIATION/
                             SECURITIES   SECURITIES   (DEPRECIATION)
     PORTFOLIO                  (000)        (000)         (000)
     ----------------------------------------------------------------
     Short-Term Treasury      $     9      $  (432)      $  (423)
     ----------------------------------------------------------------
     Short-Term Bond               91       (1,209)       (1,118)
     ----------------------------------------------------------------
     Maryland Tax-Free          1,437       (4,838)       (3,401)
     ----------------------------------------------------------------
     Pennsylvania Tax-Free        988       (9,054)       (8,066)
     ----------------------------------------------------------------
     Intermediate Fixed Income    308       (2,785)       (2,477)
     ----------------------------------------------------------------
     U.S. Government Bond          25       (7,773)       (7,748)
     ----------------------------------------------------------------
     Income                     1,723       (7,980)       (6,257)
     ----------------------------------------------------------------
     Balanced                  44,443       (3,738)       40,705
     ----------------------------------------------------------------
     Equity Income             24,823       (2,429)       22,394
     ----------------------------------------------------------------
     Value Equity             178,640      (11,718)      166,922
     ----------------------------------------------------------------
     Equity Index              27,231       (6,624)       20,607
     ----------------------------------------------------------------
     Blue Chip Equity          60,367       (2,521)       57,846
     ----------------------------------------------------------------
     Capital Growth            49,127       (1,807)       47,320
     ----------------------------------------------------------------
     Mid-Cap Equity            20,343       (4,522)       15,821
     ----------------------------------------------------------------
     Small-Cap Equity          11,353         (587)       10,766
     ----------------------------------------------------------------
     International Equity
        Selection               4,189         (114)        4,075
     ----------------------------------------------------------------

     At October 31, 1999, the following Portfolios had capital loss carryforwards:

                                       CAPITAL LOSS
                                       CARRYFORWARD
                                          AMOUNT        EXPIRATION
     PORTFOLIO                             (000)           DATE
     ----------------------------------------------------------------
     Money Market                        $   8               2006
     ----------------------------------------------------------------
     U.S. Government Money Market           25               2005
                                             5               2006
                                            11               2007
     ----------------------------------------------------------------
     U.S. Treasury Money Market             33               2007
     Maryland Tax-Free                     343               2007
     ----------------------------------------------------------------
     Maryland Tax-Free                   2,230               2007
     ----------------------------------------------------------------


6.   SECURITIES LENDING TRANSACTIONS

     In order to generate additional income, certain Portfolios may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker/dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at October 31, 1999, income generated from the program during the year ended October 31, 1999, the collateral purchased with cash received and held at October 31, 1999, with respect to such loans were as follows (000):

                                               INCOME RECEIVED
                            MARKET VALUE OF    FROM SECURITIES
     PORTFOLIO             LOANED SECURITIES       LENDING
     ----------------------------------------------------------
     Short-Term Bond            $ 8,096             $ 7
     ----------------------------------------------------------
     Intermediate Fixed
        Income                   19,071               9
     ----------------------------------------------------------
     U.S. Government
        Bond                     51,178              27
     ----------------------------------------------------------
     Income                      79,007              53
     ----------------------------------------------------------


                                   MONEY     OTHER FIXED
     COLLATERAL      REPURCHASE    MARKET       INCOME
     PORTFOLIO       AGREEMENTS  INSTRUMENTS  SECURITIES   CASH      TOTAL
----------------------------------------------------------------------------
     Short-Term
        Bond           $ 3,830       $ 7       $ 4,576     $ 74      $ 8,487
----------------------------------------------------------------------------
     Intermediate
        Fixed
        Income           8,000        23        12,204      164       20,391
----------------------------------------------------------------------------
     U.S. Government
        Bond            20,000        19        32,811      388       53,218
----------------------------------------------------------------------------
     Income             51,000       605        31,941      352       83,898

                          NOTES TO FINANCIAL STATEMENTS

7.   CONCENTRATION OF CREDIT RISK

     The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest in debt instruments of municipal issuers. Although these Portfolios monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

     The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest in securities that include revenue bonds and general obligation bonds. At October 31, 1999, the percentage of portfolio investments by each revenue source was as follows:

                             MARYLAND          PENNSYLVANIA
                        TAX-FREE PORTFOLIO  TAX-FREE PORTFOLIO
     ----------------------------------------------------------
     REVENUE BONDS:
     ----------------------------------------------------------
     Education                   13%                18%
     ----------------------------------------------------------
     Health Care                 21                 21
     ----------------------------------------------------------
     Transportation               5                 --
     ----------------------------------------------------------
     Utility                      6                  6
     ----------------------------------------------------------
     Housing                      3                  1
     ----------------------------------------------------------
     Public Facility              4                 12
     ----------------------------------------------------------
     Industrial                  --                 15
     ----------------------------------------------------------
     Other                        6                  7
     ----------------------------------------------------------
     General Obligations         42                 20
     ----------------------------------------------------------
                                100%               100%
     ----------------------------------------------------------


8.   FUND MERGERS

     On July 24, 1998, the assets of the ARK International Equity Portfolio were reorganized into the Govett International Equity Fund, a portfolio of The Govett Funds, Inc. Under the Agreement and Plan of Reorganization, 518,552 Institutional Class shares of the ARK International Equity Portfolio were exchanged for 464,675 Institutional Class shares of the Govett International Equity Fund in a tax-free exchange. The activity of the ARK International Equity Portfolio for the period May 1, 1998 to July 24, 1998, has not been reflected in these financial statements.

     The following ARK Portfolios were established in 1998 for the purpose of acquiring the net assets of Marketvest Funds, and on March 20, 1998, and March 27, 1998, the following Marketvest Funds were reorganized into the ARK Funds pursuant to such Agreement and Plan of Reorganization approved by the Marketvest shareholders.



     ARK ACQUIRING PORTFOLIO                MARKETVEST ACQUIRED FUND
     -------------------------------------------------------------------
     Short-Term Bond                        Short-Term Bond
     U.S. Government                        Intermediate U.S. Government
        Bond                                  Bond
     Value Equity                           Equity
     International Equity Selection         International Equity
     -------------------------------------------------------------------

     Under the Agreement and Plan of Reorganization, the Marketvest Funds shares were exchanged for Institutional shares of the ARK Funds in a tax-free exchange. The value of net assets acquired, number of shares issued, and unrealized appreciation acquired were as follows:

                          VALUE OF NET     NUMBER OF      UNREALIZED
     PORTFOLIOS         ASSETS ACQUIRED  SHARES ISSUED   APPRECIATION
     ----------------------------------------------------------------
     Short-Term
        Bond              $134,474,724    13,484,762     $    483,752
     U.S. Government
         Bond              265,737,020    26,918,180          170,754
     Value Equity          596,269,138    41,299,581      186,298,370
     International Equity
        Selection           38,578,490     3,365,077        4,755,196
     ----------------------------------------------------------------

     In addition, on March 20, 1998, the assets of the Marketvest Pennsylvania Intermediate Municipal Bond Fund were reorganized into the ARK Pennsylvania Tax-Free Portfolio. Under the Agreement and Plan of Reorganization, 18,933,932 shares of the Marketvest Pennsylvania Intermediate Municipal Bond Fund were exchanged for 18,933,932 Institutional shares of the ARK Pennsylvania Tax-Free Portfolio in a tax-free exchange. The value of the Marketvest Pennsylvania Tax-Exempt Fund's net assets combined on March 20, 1998 prior to the merger was $194,492,162. The net assets of the Portfolio immediately after the acquisition were $221,880,784.

     In each of the acquisitions of the net assets of the Marketvest Funds described above, the surviving entity for accounting and performance purposes was the applicable Marketvest Fund.

     On April 24, 1998, the net assets of the ARK Stock Portfolio were reorganized into the ARK Value Equity Portfolio. Under the Agreement and Plan of Reorganization, 4,114,786 Institutional Class shares of the ARK Stock Portfolio were exchanged for 3,061,378 Institutional Class shares of the ARK Value Equity Portfolio in a tax-free exchange. The value of the ARK Stock Portfolio's net assets combined with those of the ARK Value Equity Portfolio on April 24, 1998 was $44,621,448. The net assets of the Portfolio immediately after the acquisition were $644,230,476. The surviving entity for accounting and performance purposes was the ARK Value Equity Portfolio.

                          NOTES TO FINANCIAL STATEMENTS

9.   SHAREHOLDER VOTING RESULTS (UNAUDITED)

     At a shareholder meeting held on July 24, 1998, the shareholders of the ARK International Equity Portfolio voted to approve an Agreement and Plan of Reorganization between the ARK International Equity Portfolio and the Govett International Equity Fund. The results of the voting were as follows:

     INTERNATIONAL EQUITY PORTFOLIO
     ------------------------------

                              % of Shares    % of Shares
               Shares Voted       Voted       Outstanding
              --------------  -------------  -------------
     FOR          474,354         99.96%        88.35%
     AGAINST          173          0.04%         0.03%
     ABSTAIN            0          0.00%         0.00%



10.  YEAR 2000 RISK (UNAUDITED)

     The Portfolios depend on the smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Portfolios could be adversely affected if the computer systems used by their service providers do not properly process dates on and after January 1, 2000, and do not distinguish between the year 2000 and the year 1900. The Portfolios have asked their mission-critical service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and have sought and received assurances from such service providers that they are devoting significant resources to prevent material adverse consequences to the Portfolios. While such assurances have been received, the Portfolios and their shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Portfolios do business.

                             NOTICE TO SHAREHOLDERS
                                   (UNAUDITED)

For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

For the fiscal year ended October 31, 1999, each Portfolio is designating the following items with regard to distributions paid during the year.

                              LONG TERM (20% RATE)    ORDINARY
                                  CAPITAL GAINS        INCOME         TAX EXEMPT
                                  DISTRIBUTIONS     DISTRIBUTIONS       INCOME                       QUALIFYING       FOREIGN
PORTFOLIO                          (TAX BASIS)       (TAX BASIS)     DISTRIBUTION       TOTAL        DIVIDENDS(1)    TAX CREDIT
--------------------------------------------------------------------------------------------------------------------------------
Money Market                            0%                0%            100%             100%              0%             0%
--------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market                   0%                0%            100%             100%              0%             0%
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market            0%              100%              0%             100%              0%             0%
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market              0%              100%              0%             100%              0%             0%
--------------------------------------------------------------------------------------------------------------------------------
Maryland Tax-Free (2)                   0%                0%            100%             100%              0%             0%
--------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free (2)               0%                0%            100%             100%              0%             0%
--------------------------------------------------------------------------------------------------------------------------------
Income                                  0%              100%              0%             100%              0%             0%
--------------------------------------------------------------------------------------------------------------------------------
Balanced                               67%               33%              0%             100%             14%             0%
--------------------------------------------------------------------------------------------------------------------------------
Blue Chip Equity                       51%               49%              0%             100%             63%             0%
--------------------------------------------------------------------------------------------------------------------------------
Short Term Treasury                     3%               97%              0%             100%              0%             0%
--------------------------------------------------------------------------------------------------------------------------------
Intermedite Fixed Income                7%               93%              0%             100%              0%             0%
--------------------------------------------------------------------------------------------------------------------------------
Equity Income                          69%               31%              0%             100%             92%             0%
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity                         76%               24%              0%             100%             59%             0%
--------------------------------------------------------------------------------------------------------------------------------
Equity Index                            0%              100%              0%             100%             44%             0%
--------------------------------------------------------------------------------------------------------------------------------
Capital Growth (2)                      0%                0%              0%               0%              0%             0%
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity (2)                    0%                0%              0%               0%              0%             0%
--------------------------------------------------------------------------------------------------------------------------------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) These portfolios changed their tax year-end from April 30 to October 31, effective October 31, 1999. This change affects the tax accounting period only.

                                      NOTES

                                      NOTES

                                      NOTES









104